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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14C
Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934
(Amendment No. 4)
Check the appropriate box:
☑ Preliminary Information Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐ Definitive Information Statement
Immediatek, Inc.
(Name of Registrant As Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box):
☑ No fee required
☐ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU
ARE REQUESTED NOT TO SEND US A PROXY.
Immediatek, Inc.
10488 Brockwood Road
Dallas, TX 75238
Phone: (214) 276-1553
Fax: (214) 276-1554
INFORMATION STATEMENT PURSUANT TO SECTION 14 OF THE
SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C AND
SCHEDULE 14C THEREUNDER REGARDING ACTION TAKEN BY
WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE
OUTSTANDING COMMON STOCK
TO THE STOCKHOLDERS OF IMMEDIATEK, INC.:
     This information is being provided to the stockholders of Immediatek, Inc., a Nevada corporation (the “Company”), in connection with our prior receipt of approval by written consent, in lieu of a special meeting, of the holders of a majority of our outstanding common stock authorizing certain actions. THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. YOUR CONSENT IS NOT REQUIRED AND IS NOT BEING SOLICITED IN CONNECTION WITH THESE ACTIONS. THIS INFORMATION STATEMENT IS BEING MAILED ON OR ABOUT MAY 11, 2006 TO STOCKHOLDERS OF RECORD ON MARCH 3, 2006. THIS INFORMATION STATEMENT IS BEING DELIVERED ONLY TO INFORM YOU OF THE CORPORATE ACTIONS DESCRIBED HEREIN IN ACCORDANCE WITH RULE 14C-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
     We have asked banks, brokers, and other custodians, nominees, and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons on March 3, 2006, and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material. We will pay all costs associated with the preparation and distribution of this Information Statement, including all printing and mailing expenses.

TRANSACTION AND AMENDMENTS UNDERTAKEN
DISSENTERS’ RIGHTS OF APPRAISAL
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
MARKET FOR THE COMPANY’S COMMON STOCK
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
REASONS FOR ENGAGING IN TRANSACTION AND AMENDMENTS
FINANCIAL INFORMATION
ADDITIONAL AVAILABLE INFORMATION.
ANNEX A — SECURITIES, PURCHASE AGREEMENT, AS AMENDED
ANNEX B — FORM OF AMENDED & RESTATED ARTICLES OF INCORPORATION
ANNEX C — CURRENT ARTICLES OF INCORPORATION

TRANSACTION AND AMENDMENTS UNDERTAKEN
     The Company has obtained the written consent of stockholders holding 16,556,712 shares, representing 51.1% of our issued and outstanding shares of common stock (the “Common Stock”) on March 3, 2006, the record date for obtaining consents, authorizing the following:
     1. THE SECURITIES PURCHASE AGREEMENT BETWEEN THE COMPANY AND RADICAL HOLDINGS LP, and the FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT, both of which are attached as ANNEX A. In accordance with the terms, and subject to the conditions, of the Securities Purchase Agreement, as amended, Radical Holdings LP is purchasing 4,392,286 shares of Series A Convertible Preferred Stock for an aggregate purchase price of $3.0 million, or $0.68 per share of Series A Convertible Preferred Stock. Upon the purchase of the Series A Convertible Preferred Stock of the Company by Radical Holdings LP pursuant to the Securities Purchase Agreement, as amended, a change in control of the Company will occur, as Radical Holdings LP will beneficially own 95% of the outstanding securities of the Company entitled to vote on matters required or permitted to be submitted to the stockholders of the Company. The Series A Convertible Preferred Stock is, at the option of the holders of the Series A Convertible Preferred Stock, convertible into that aggregate number of full shares of common stock representing 95% of the total common stock outstanding after giving effect to the conversion. See Item 1 under “Reasons for Engaging in Transaction and Amendments” below.
     2. AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO EFFECTUATE A ONE HUNDRED (100) FOR ONE (1) REVERSE STOCK SPLIT, as set forth in the Amended and Restated Articles of Incorporation attached hereto as ANNEX B.
     This reverse stock split will NOT change the capital structure of the Company.
     3. AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO REMOVE PREEMPTIVE RIGHTS OF STOCKHOLDERS. See ANNEX B.
     This amendment will remove the ability of stockholders to exercise preemptive rights with respect to issuances that occur subsequent to the effectiveness of the amendment, which includes the inability of stockholders to exercise preemptive rights with respect to the purchase and sale of the Series A Convertible Preferred Stock. For a discussion of the preemptive rights that exist prior to the date of the effectiveness of the amendment of the articles of incorporation, see Item 3 under “Reasons for Engaging in Transaction.”
     4. AN AMENDMENT TO THE ARTICLES OF INCORPORATION THAT AUTHORIZES THE BOARD OF DIRECTORS TO DESIGNATE THE SERIES AND TO DETERMINE THE ATTRIBUTES AND PREFERENCES OF EACH ISSUE OF PREFERRED STOCK. See ANNEX B.
     The foregoing proposals were previously approved and recommended for stockholder approval by the unanimous written consent of the Board of Directors on March 3, 2006.
     The stockholders holding shares representing 51.1% of the votes entitled to be cast at a meeting of the Company’s stockholders, consented in writing to the proposed actions on March 3, 2006. The approval by the stockholders will not become effective until twenty (20) days from the date of mailing of this Information Statement to our stockholders.
     The amendments to the articles of incorporation described in items 2, 3 and 4 immediately above will be effected by amending and restating the Company’s current Articles of Incorporation and will occur prior to the closing of the purchase and sale of the Series A Convertible Preferred Stock pursuant to the Securities Purchase Agreement, as amended. See Item 1 under “Reasons for Engaging in Transaction and Amendments” for a list of the requirements and conditions that must be satisfied in order for the purchase of the Series A Convertible Preferred Stock to occur. As a result, the reverse stock split and the removal of the ability of stockholders’ to exercise preemptive rights will occur prior to the closing of the purchase and sale of the Series A Convertible Preferred Stock. Therefore, stockholders will not be entitled to exercise any preemptive rights with respect to the Company’s sale of the Series A Convertible Preferred Stock. A copy of the Amended and Restated Articles of Incorporation of the Company to be filed with the Secretary of State of the State of Nevada and a copy of the current Articles of Incorporation of the Company are attached as Annex B and Annex C, respectively, to this Information Statement.
     In light of the preemptive rights afforded to certain stockholders (See “Reasons For Engaging Transaction and Amendments — Item 3” below), additional shares of common stock may be issuable by the Company with respect to transactions occurring prior to the date of this Information Statement, which would cause a greater number of shares to be necessary to authorize and adopt the matters contained in this Information Statement. The stockholders who provided consents to the actions described in this Information Statement, however, have those same rights and, correspondingly, the ability to maintain their respective percentage ownership interests in the Company. Pursuant to agreements with the stockholders who provided written consents to the actions described in this Information Statement, they are required to exercise those rights to the extent necessary to maintain their respective percentage ownership interest in the Company and vote those shares in favor of these actions. Accordingly, the stockholders who consented to the actions described in this Information Statement will effectively have, notwithstanding any exercise of preemptive rights by any other stockholder, a sufficient number of shares to authorize and adopt, and are required to authorize and adopt, the matters described in this Information Statement.
NOTWITHSTANDING THE PREEMPTIVE RIGHTS EXISTING AS OF THE DATE HEREOF, FOR THE REASONS SET FORTH IN THE PRECEDING PARAGRAPH THE NUMBER OF VOTES OBTAINED WAS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR EACH ACTION, AS SET FORTH IN THE NEVADA REVISED STATUTES (“NEVADA LAW”) AND OUR ARTICLES OF INCORPORATION AND BY-LAWS. THE ELIMINATION OF THE NEED FOR A SPECIAL MEETING OF THE STOCKHOLDERS TO APPROVE THESE ACTIONS IS AUTHORIZED BY SECTION 78.320 OF NEVADA LAW, AS WELL AS THE BYLAWS OF THIS COMPANY. NEVADA LAW SECTION 78.320 AND ARTICLE 2.17 OF THIS COMPANY’S BYLAWS BOTH PROVIDE THAT THE WRITTEN CONSENT OF THE HOLDERS OF OUTSTANDING SHARES OF VOTING CAPITAL STOCK,

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HAVING NOT LESS THAN THE MINIMUM NUMBER OF VOTES WHICH WOULD BE NECESSARY TO AUTHORIZE OR TAKE THE ACTION AT A MEETING AT WHICH ALL SHARES ENTITLED TO VOTE ON A MATTER WERE PRESENT AND VOTED, MAY BE SUBSTITUTED FOR THE SPECIAL MEETING. ACCORDING TO SECTION 78.390 OF NEVADA LAW, A MAJORITY OF THE OUTSTANDING SHARES OF VOTING CAPITAL STOCK ENTITLED TO VOTE ON THE MATTER IS REQUIRED IN ORDER TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION. IN ORDER TO ELIMINATE THE COSTS OF, AND MANAGEMENT TIME INVOLVED IN, HOLDING A SPECIAL MEETING AND IN ORDER TO EFFECT THESE ACTIONS AS EARLY AS POSSIBLE, THE BOARD OF DIRECTORS OF THE COMPANY ELECTED TO UTILIZE THE WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING COMMON STOCK OF THE COMPANY.
DISSENTERS’ RIGHTS OF APPRAISAL
     Under Nevada Law, our dissenting stockholders are not entitled to appraisal rights with respect to the amendments to the Company’s Articles of Incorporation and the proposed transactions, and we will not independently provide our stockholders with any such right.
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
     Total issued and outstanding common stock as of May 10, 2006: 32,394,655 shares. The common stock constitutes the sole outstanding class of securities of the Company currently entitled to vote. Each share of common stock entitles the holder to one (1) vote on all matters submitted to the stockholders.
     The following table sets forth the stock ownership information as of May 10, 2006, with respect to (i) each person known to the Company to be the beneficial owner of more than five percent (5%) of the Company’s common stock, (ii) each director and executive officer of the Company, and (iii) all directors and executive officers of the Company as a group. The information as to beneficial ownership was furnished to the Company by or on behalf of each person named. As of the date of this Information Statement, there are no shares of preferred stock of the Company issued or outstanding. The following table also indicates by footnote each person who filed a written consent to the adoption of the Amended and Restated Articles of Incorporation and proposals described herein.
Table 1. Beneficial Ownership

		Number of Shares
Name/Address	Position	of Common Stock		% Ownership (1)
Zach Bair	Chief Executive
10488 Brockwood Road	Officer/President/Director
Dallas, TX 75238		11,195,265	(2)	34.6%
Paul Marin	Chief Operating
10488 Brockwood Road	Officer/Vice
Dallas, TX 75238	President/Director	5,361,447	(3)	16.6%
Gary Blum
3104 Oak Lane
Dallas, Texas 75226		1,693,060	(4)	5.2%
Jess Morgan & Co.
5750 Wilshire
Blvd., Suite 590
Los Angeles,
California 90036		5,003,836	(5)	14.1%
Directors and
Executive Officers
as a group		16,556,712	(6)	51.1%

(1)	Based upon 32,394,655 shares of common stock outstanding on May 10, 2006. The shares of common stock issuable under instruments to purchase common stock that are currently exercisable within 60 days of May 10, 2006, are treated as if

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outstanding for purposes of computing the percentage ownership of the person holding these instruments, but are not treated as outstanding for purposes of computing the percentage ownership of any other person.

(2)	Mr. Bair provided a written consent to the proposed actions with respect to all of his shares.

(3)	Mr. Marin provided a written consent to the proposed actions with respect to all of his shares.

(4)	Does not include 2,404,000 shares of common stock (pre-reverse split) issuable to Mr. Blum pursuant to an agreement with the Company to convert $300,500 aggregate indebtedness owed by the Company to Mr. Blum into common stock of the Company.

(5)	Includes 3,002,302 shares of common stock acquirable pursuant to the exercise of a warrant at $0.20 per share which expires March 22, 2007. Excludes shares of common stock issuable to Jess Morgan under that certain Agreement, Settlement and Release, dated January 22, 2006, by and between the Company and Jess Morgan, as amended. In accordance with the Agreement, Settlement and Release, as amended, Jess Morgan will be issued 94,157 shares of common stock (post-reverse split), or such other amount as is necessary to result in Jess Morgan owning 25% of the total outstanding common stock of the Company after giving effect to the reverse split and immediately prior to the closing of the purchase and sale of the Series A Convertible Preferred Stock.

(6)	Represents two persons, Messrs. Bair and Marin.
Interest of Certain Persons in or in Opposition to Matters to Be Acted Upon. In connection with the Securities Purchase Agreement with Radical Holdings LP, as discussed further below, Zach Bair and Paul Marin will continue to be employed as Chief Executive Officer and Chief Operating Officer, respectively, of DiscLive, Inc., a subsidiary of the Company (“DiscLive”). It is a condition to the closing of the transaction with Radical Holdings LP, that DiscLive enter into three-year employment agreements with Messrs. Bair and Marin. The annual salaries for Messrs. Bair and Marin for the first year are $102,000 and $94,800, respectively, and increase at a rate of five percent each year. The employment agreements also provide that Messrs. Bair and Marin will be eligible to participate in benefit plans made available by the Company.
     Mr. Bair previously made a loan of $43,000 aggregate principal amount to the Company. This loan was non-interest bearing and did not have a maturity date. In connection with, and as a requirement under, the Securities Purchase Agreement, this loan will be repaid by the Company.
Additionally, pursuant to the Securities Purchase Agreement, each of Zach Bair and Paul Marin, Chief Executive Officer and Chief Operating Officer of the Company, respectively, agreed that:
(i)      he shall, and he shall cause his affiliates and related persons to, cooperate fully with the Company and Radical Holdings LP to consummate the purchase and sale of the Series A Convertible Preferred Stock;
(ii)      he shall execute a release in favor of the Company and its subsidiaries;
(iii)      he shall not transfer any of his shares of Company common stock or grant any proxies or enter into any voting trust or other agreement or understanding with respect to the voting of his shares of Company common stock; and
(iv)     at any meeting of the stockholders or pursuant to any action taken by written consent, he will vote in favor of, or consent to, the adoption of the Securities Purchase Agreement and the approval of the transactions contemplated thereby and vote against, or not consent to, any action that is intended, or could be reasonably be expected, to impede, frustrate, interfere with, impair, delay, adversely affect or prevent the consummation of the transactions contemplated by the Securities Purchase Agreement.
Further, pursuant to agreements with Messrs. Bair and Marin, they have waived any and all preemptive rights that they may possess subject to no other stockholders of the Company exercising any preemptive rights. In the event that any other stockholder exercises a preemptive right, Messrs Bair and Marin are required to exercise their respective preemptive rights to the extent necessary to maintain their respective percentage ownership interest in the Company.
MARKET FOR THE COMPANY’S COMMON STOCK
     As of March 3, 2006, we had approximately 286 record holders of our common stock, and a total of 32,394,655 shares of our common stock were outstanding. Our common stock is currently being quoted on the OTC Bulletin Board under the symbol “ITEKE.” On January 24, 2006, the date the Securities Purchase Agreement was entered into, the high and low sales price for our common stock was $0.03 per share. On May 10, 2006, the high and low sales price for our common stock was $           and $          , respectively, per share. These quotations reflect inter-dealer prices, without retail mark-up, mark-down or commissions, and may not represent actual transactions.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who beneficially own more than ten percent (10%) of a registered class of the Company’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership of the Company’s securities with the Securities and Exchange Commission (“SEC”) on Form 3 (Initial Statement of Beneficial Ownership), Form 4 (Statement of Changes of Beneficial Ownership of Securities) and Form 5 (Annual Statement of Beneficial Ownership of Securities). Directors, executive officers and beneficial owners of more than ten percent (10%) of the Company’s common stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on a review of the copies of such forms furnished to the Company, or written representations that no reports were required, the Company believes that all directors, executive officers and beneficial owners have not complied with the Section 16(a) filing requirements applicable to them. We are endeavoring to rectify this shortcoming and believe we will complete compliance within the next thirty to sixty days.

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REASONS FOR ENGAGING IN TRANSACTION AND AMENDMENTS
     1. Approval of Securities Purchase Agreement between Immediatek, Inc. and Radical Holdings LP (“Radical”) and First Amendment to Securities Purchase Agreement.
General
     The Company has certain business prospects primarily through its subsidiary, DiscLive, which is an enterprise primarily engaged in the business of recording live performances by music artists. Music artists contract with DiscLive to record live events and DiscLive produces compact discs of the concert to sell to concert goers as they leave the concert or on the internet after the concert. During the coming fiscal year, DiscLive plans to expand its services to a number of musical artists and, thereby, increase live recordings and CD sales. However, the Company does not presently have sufficient capital to pay its current obligations or implement its business plan. By consummating the Securities Purchase Agreement with Radical, the Company will receive $3,000,000 in equity capital from the purchase by Radical of 4,392,286 shares of the Company’s authorized preferred stock. The high and low sales price for the Company’s common stock on the date the Securities Purchase Agreement was executed was $0.03 per share.
Determination of Purchase Price
     In the initial discussions of a potential transaction, as described below under “Background,” Radical and the Company, on arms-length basis, negotiated a $3.0 million total purchase price for 95% of the Company. The parties explored various structures to accomplish this, including a tender offer and reverse merger. Prior to the execution of the Securities Purchase Agreement, the Company had severely limited its operations due to the lack of adequate operating funds and it had no other firm offers to provide those necessary funds. In order to provide the Company with funds to continue its operations, which was determined to be of paramount importance, Radical and the Company structured the transaction as a stock purchase transaction, whereby Radical would purchase the Series A Convertible Preferred Stock of the Company. The per share purchase price was determined by dividing the total purchase price by a number of shares of Series A Convertible Preferred Stock that are convertible into shares of common stock representing 95% of the Company after giving effect to their conversion. Therefore, the per share purchase price bears no relationship to the market price of the common stock or market capitalization of the Company.
     The high and low sales price for the Company’s common stock on the date the Securities Purchase Agreement was executed was $0.03 per share, resulting in a market capitalization of the Company of $954,241. If the transaction was a sale of all of the interests or assets of the Company to Radical, the aggregate purchase price being paid by Radical would represent a value more than three times the market capitalization of the Company on the date the Securities Purchase Agreement was executed. The Series A Convertible Preferred Stock is convertible into that aggregate number of full shares of the Company representing 95% of the total voting power of all outstanding shares of capital stock, which represents 19 times the 492,002 shares of common stock estimated to be outstanding on a fully-diluted basis after giving effect to the 100-for-1 reverse stock split. See “Description of the Series A Convertible Preferred Stock — Conversion” below.
     Our Board of Directors, in its best business judgment, believes that, given the precarious financial condition of the Company, the fact that the total purchase price was the highest Radical was willing offer, that the Company had no other firm offers for financing and that the total purchase price is more than three times the market capitalization of the Company on the date the Securities Purchase Agreement was executed, the purchase price is fair and reasonable.
Background
     Radical Holdings LP is a Texas limited partnership whose sole general partner is Radical Management LLC, a Texas limited liability company. Mark Cuban is the President of Radical Management LLC, and Mr. Cuban, indirectly, wholly owns Radical Holdings LP and Radical Management LLC. On September 21, 2005, Charlie McKinney, an advisor to Mark Cuban, contacted Zach Bair regarding the potential acquisition of the Company. Following this telephone conversation, Messrs. McKinney and Bair exchanged emails on the subject, which resulted in arranging a meeting of the parties. On September 23, 2005, a meeting was held among Mr. Cuban, Mr. McKinney, Mindee Mills, a financial analyst employed by an entity owned by Mr. Cuban, Mr. Bair and Paul Marin. At that meeting, the parties outlined their initial thoughts on the terms of the transaction. Following this meeting, the parties commenced exchanging preliminary diligence items.
     On September 30, 2005, a meeting was held at the offices of Jenkens & Gilchrist, P.C., which was attended by Messrs. Bair and Marin, Miss Mills, Robert Hart, general counsel to entities owned by Mr. Cuban, Robert Dockery of Jenkens & Gilchrist, P.C., who represented the purchaser, and Craig Ongley of Vial, Hamilton, Koch & Knox, L.L.P., outside counsel to the Company. At that meeting, the parties discussed the structure and material terms of the transaction, which terms were subject to completion of due diligence satisfactory to Radical.
     From October 1, 2005 to November 9, 2005, no material meetings were held between the parties, as the Company primarily worked on structuring the potential investment and on the gathering of documents in response to Radical’s request for due diligence materials. During that period, Radical conducted due diligence on the Company and its subsidiaries. On November 10, 2005, Radical distributed a follow-up diligence request list to the Company and its counsel. On November 18, 2005, a meeting was held to discuss the follow-up diligence requested. In attendance at the meeting were Messrs. Hart, Dockery, Bair and Marin, Miss Mills, Corey Prestidge, associate general counsel to Radical Incubation LP, an entity owned by Mr. Cuban, Daryl Robertson of Jenkens & Gilchrist and Mr. Ongley was available by telephone. Following that meeting, additional diligence on the Company and its subsidiaries was conducted until the execution of the Securities Purchase Agreement.

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     On November 29, 2005, Radical distributed a preliminary draft of a non-binding summary of terms of the proposed transaction. The parties and their respective representatives negotiated the non-binding summary of terms, which was finalized and executed on December 8, 2006. This summary of terms was subject to completion of due diligence satisfactory to Radical and the execution of definitive agreements.
     On December 9, 2005, Radical distributed a preliminary draft of the Securities Purchase Agreement. In the days following, Radical and the Company exchanged drafts of the various exhibits to the Securities Purchase Agreement. The parties negotiated and revised the various transaction documents until the Securities Purchase Agreement was executed on January 24, 2006.
     From the execution of the summary of terms until the execution of the Securities Purchase Agreement, the Company and Radical negotiated various settlements with debtholders of the Company and others with ongoing rights, including Jess Morgan & Company.
     After the execution of the Securities Purchase Agreement, the Company diligently proceeded to satisfy the conditions precedent to the closing of the purchase and sale of the Series A Convertible Preferred Stock.
     On February 18, 2006, the parties held a meeting to discuss various changes to the terms of the transaction due to various matters, such as increases in liabilities, that became known to Radical following the execution of the Securities Purchase Agreement. In attendance at that meeting was Messrs. Hart, Prestidge, Bair, Marin and Ongley and Miss Mills. On February 21, 2006, Radical distributed a preliminary draft of the First Amendment to Securities Purchase Agreement. The parties negotiated the terms of this document until it was executed on March 3, 2006.
Description of the Series A Convertible Preferred Stock
     The following is a summary of the terms of the Series A Convertible Preferred Stock to be issued to Radical under the Securities Purchase Agreement, as amended, and contained in the Certificate of Designation to be filed by the Company with the Nevada Secretary of State:
Dividends. The holders of the Series A Convertible Preferred Stock are not entitled to any preferential dividends. Holders of the Series A Convertible Preferred Stock, however, are entitled to participate on an as-converted basis in any cash dividends declared and paid on shares of Common Stock.
Liquidation. Upon the liquidation, dissolution or winding up of the Company, an acquisition of the Company that results in the sale of more than 50% of the outstanding voting power of the Company, or the sale or exclusive license of all or substantially all of the assets of the Company, the holders of the Series A Convertible Preferred Stock will be entitled to receive, out of the legally available funds and assets of the Company, before any payment is made to any shares of Common Stock or other junior stock, an amount per share equal to the greater of:
— $0.683015632 per share of Series A Convertible Preferred Stock; and
— the amount that the holder of that share of Series A Convertible Preferred Stock would have received had the holder converted that share into shares of Common stock immediately prior to the liquidation event.
      If the legally available funds and assets of the Company are insufficient to pay the holders of shares of the Series A Convertible Preferred Stock the full amount to which they are entitled, the holders of the shares of Series A Convertible Preferred Stock and the holders of capital stock of the Company that is on a parity with the Series A Convertible Preferred Stock will share ratably in any distribution of the remaining legally available funds and assets of the Company.
Ranking. The Series A Convertible Preferred Stock shall, with respect to rights on liquidation, winding up, corporate reorganization and dissolution, rank senior to the shares of Common Stock and other junior stock.
Conversion. The shares of Series A Convertible Preferred Stock will be convertible into that aggregate number of full shares of Common Stock representing 95% of the total voting power of all outstanding shares of capital stock of the Company, including outstanding Common Stock, after giving effect to the conversion. Accordingly, in the event the Company should issue additional capital stock after closing, but before conversion of the Series A Convertible Preferred Stock, the conversion price per share is subject

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to downward adjustments in order to cause the holders of the Series A Convertible Preferred Stock, collectively, to own 95% of the outstanding shares of Common Stock upon conversion of all Series A Convertible Preferred Stock. The conversion price of a share of Series A Convertible Preferred Stock into shares of Common Stock also is subject to adjustment, from time to time, for, among other reasons, stock splits, combinations, dividends and distributions. Based on 492,002 shares of common stock outstanding on a fully-diluted basis after giving effect to the 100-for-1 reverse stock split and immediately prior to the closing of the purchase and sale of the Series A Convertible Preferred Stock, 4,392,286 shares of Series A Convertible Preferred Stock would be convertible into 9,348,038 shares of common stock, which represents 95% of the outstanding common stock of the Company on a fully-diluted basis.
Voting. The holders of the shares of Series A Convertible Preferred Stock will be entitled to vote on all matters required or permitted to be voted upon by the stockholders of the Company. Each holder of a share of Series A Convertible Preferred Stock is entitled to the number of votes equal to the largest number of full shares of Common Stock into which all shares of Series A Convertible Preferred Stock held by that holder could be converted. Except as required by law on matters requiring class voting, the holders of the Series A Convertible Preferred Stock and Common Stock will vote together as a single class.
Protective Provisions. Unless the directors designated by the holders of the shares of the Series A Convertible Preferred Stock originally issued under the Securities Purchase Agreement control the Board of Directors of the Company with respect to all actions, for so long as any shares of the Series A Convertible Preferred Stock originally issued under the Securities Purchase Agreement remain outstanding, except where the vote or written consent of the holders of a greater number of shares of the Company is required by law or by the Company’s Articles of Incorporation, and in addition to any other vote required by law or by the Company’s Articles of Incorporation, the Company shall not, and the Company shall cause its subsidiaries not to, as applicable, without the prior vote or written consent of the holders of at least 75% of the shares of the Series A Convertible Preferred Stock originally issued under the Securities Purchase Agreement then outstanding:
     (a) amend the articles or bylaws in any manner that would alter or change any of the rights, preferences, privileges or restrictions of the Series A Convertible Preferred Stock or the shares issuable upon conversion of the Series A Convertible Preferred Stock;
     (b) reclassify any outstanding securities into securities having rights, preferences or privileges senior to, or on a parity with, the Series A Convertible Preferred Stock;
     (c) authorize or issue any additional shares of capital stock (other than to holders of the Series A Convertible Preferred Stock);
     (d) merge or consolidate with or into any corporation or other person;
     (e) sell all or substantially all their respective assets in a single transaction or series of related transactions;
     (f) license all or substantially all of their respective intellectual property in a single transaction or series of related transactions;
     (g) liquidate or dissolve;
     (h) alter any rights of the holders of the Series A Convertible Preferred Stock or change the size of the Board of Directors;
     (i) declare or pay any dividends (other than dividends payable to the Company or its subsidiaries) on or declare or make any other distribution, directly or indirectly, on account of any shares of Common Stock now or hereafter outstanding;
     (j) repurchase any outstanding shares of capital stock;
     (k) approve or modify by 10% or more the aggregate amount of any annual or other operating or capital budget, or approve or modify by 50% or more any single line item of any such operating or capital budget;
     (l) increase the salary of any officer or employee or pay any bonus to any officer, director or employee not contemplated in a budget or bonus plan approved by directors designated by the holders of the shares of the Series A Convertible Preferred Stock originally issued under the Securities Purchase Agreement then outstanding;

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     (m) retain, terminate or enter into any salary or employment negotiations or employment agreement with any employee or any future employee;
     (n) incur indebtedness (other than trade payables) or enter into contracts or leases that require payments in excess of $5,000 in the aggregate;
     (o) make or incur any single capital expenditure;
     (p) award stock options, stock appreciation rights or similar employee benefits or determine vesting schedules, exercise prices or similar features;
     (q) make any material change in the nature of its business or enter into any new line of business, joint venture or similar arrangement;
     (r) pledge its assets or guarantee the obligations of any other individual or entity;
     (s) recommend approval of any new equity incentive plan;
     (t) form or acquire any subsidiary, joint venture or similar business entity; or
     (u) directly or indirectly enter into, or permit to exist, any material transaction with any affiliate of the Company, any director or officer or any affiliate of a director or officer, or transfer, pay, loan or otherwise obligate the Company to give cash, services, assets or other items of value to affiliates, officers or directors or any affiliate of a officer or director or commit to do any of the preceding after the date hereof, except for employee compensation or for reimbursement of ordinary business expenses.
     Thus, so long as the Series A Convertible Preferred Stock remains outstanding, certain provisions of the Series A Convertible Preferred Stock may be deemed to have an anti-takeover effect and may delay, defer or prevent a tender offer or takeover attempt, including attempts that might result in a premium being paid over the market price for the shares held by stockholders and any takeover would be subject to approval by Radical so long as the Series A Convertible Preferred Stock remains outstanding. See “Potential Anti-Takeover Effect” at page 12 below.
Board of Directors. For so long as any shares of the Series A Convertible Preferred Stock originally issued under the Securities Purchase Agreement remain outstanding, the holders of a majority-in-interest of the shares of the Series A Convertible Preferred Stock originally issued under the Securities Purchase Agreement then outstanding shall have the right to designate all the persons to serve as directors on the Board of Directors of the Company and its subsidiaries. If the holders of the shares of the Series A Convertible Preferred Stock originally issued under the Securities Purchase Agreement then outstanding choose not to designate any directors, the holders of a majority-in-interest of the shares of the Series A Convertible Preferred Stock originally issued under the Securities Purchase Agreement then outstanding may appoint a designee to serve as an observer at all meetings of the Company’s or its subsidiaries’ Board of Directors and committees thereof.
Other Agreements and Terms
Investor Rights Agreement. In connection with, and as condition to, the closing of the purchase and sale of the Series A Convertible Preferred Stock under the Securities Purchase Agreement, the Company, Radical and Messrs. Bair and Marin will enter into an Investor’s Rights Agreement. The Investor’s Rights Agreement grants Radical certain demand, piggy-back and shelf registration rights and sets forth the procedures pursuant to which those rights may be exercised and effected. The Investor’s Rights Agreement also grants Radical rights of first refusal to purchase any or all of the securities of the Company that Messrs. Bair or Marin propose to sell or otherwise transfer on the same terms and conditions as the proposed sale or transfer by them.
Employment Agreements. At or prior to the closing of the purchase and sale of the Series A Convertible Preferred Stock, DiscLive, Inc., a wholly-owned subsidiary of the Company, will enter into employment agreements with Messrs. Bair and Marin. In accordance with those employment agreements, Messrs. Bair and Marin will continue to be employed as Chief Executive Officer and Chief Operating Officer, respectively, of DiscLive, Inc. for a term of three years. Pursuant to these employment agreements, the annual salaries for Messrs. Bair and Marin for the first year are $102,000 and $94,800, respectively, and increase at a rate of five percent each

8

year. These employment agreements also provide that Messrs. Bair and Marin will be eligible to participate in benefit plans made available by the Company.
     The Securities Purchase Agreement, as amended, has certain requirements and conditions which must be met in order for the preferred stock purchase to occur. The primary conditions and requirements are:
     (a) The Company must agree to, and effect, a one hundred-for-one reverse split of its outstanding and issued Common Stock prior to the closing.
     (b) The Company must amend its Articles of Incorporation to (i) remove the stockholder preemptive rights currently granted by the Company’s Articles of Incorporation, (ii) provide that the Company’s Board of Directors shall have the authority to determine the rights, attributes and preferences of any preferred stock to be issued by the Company, and (iii) authorize the reverse split described above.
     (c) The Company must file a certificate of designation containing the terms of the Series A Convertible Preferred Stock (attached as Exhibit A to the First Amendment to Securities Purchase Agreement), which is included in Annex A to this Information Statement.
     (d) The Company or certain of its employees must enter into certain agreements, including, among others, non-competition agreements, investor rights agreement and non-disclosure agreements.
     (e) All outstanding obligations and accounts payable must be subject to binding repayment agreements pursuant to which they will be paid or converted into Common Stock of the Company at or prior to closing.
     (f) The Company must take certain actions that are subject to Radical’s reasonable satisfaction.
     Upon the purchase of the Series A Convertible Preferred Stock of the Company by Radical, a change in control of the Company will occur because Radical will beneficially own 95% of the securities of the Company entitled to vote on matters required or permitted to be submitted to the stockholders of the Company. Pursuant to the Securities Purchase Agreement, the Company will issue and sell, and Radical will purchase, 4,392,286 shares of Series A Convertible Preferred Stock of the Company for an aggregate purchase price of $3.0 million, or $0.68 per share of Series A Convertible Preferred Stock. The securities will be purchased utilizing working capital funds of Radical.
     The proceeds from the sale of the Series A Convertible Preferred Stock will be utilized in the following priority:
•	An amount necessary to satisfy all liabilities, accounts payable or other obligations of the Company and its subsidiaries arising prior to the closing of the purchase and sale of the Series A Convertible Preferred Stock, which are estimated as of the date of this Information Statement to be $1,700,000; and

•	Any amounts remaining after the foregoing bullet point will be used for working capital and other obligations, which are estimated as of the date of this Information Statement to be $1,300,000.
     Radical may, from time to time, in its sole discretion, prior to the closing of the purchase and sale of the Series A Convertible Preferred Stock, loan funds to the Company, subsidiaries of the Company or their respective affiliates to pay outstanding liabilities, accounts payable or other obligations and to provide necessary funds to operate its business. Any funds loaned to the Company, subsidiaries of the Company or their respective affiliates are required: (i) to be applied in strict accordance with the uses approved by Radical, (ii) if the closing of the purchase and sale of the Series A Convertible Preferred Stock occurs, to be fully credited towards the aggregate purchase price of the Series A Convertible Preferred Stock, and (iii) if the Securities Purchase Agreement is terminated for any reason whatsoever, to be repaid in full to Radical, without interest and without deduction thereon, within thirty (30) days following the date of the termination of the Securities Purchase Agreement. In the event that any funds loaned to the Company, subsidiaries of the Company or their respective affiliates are not repaid pursuant to item (iii) immediately above, the Company will, and shall cause its subsidiaries to, make in favor of Radical, a non-interest bearing note in the aggregate amount loaned by Radical to the Company, subsidiaries of the Company or their respective affiliates and grant Radical a security interest in all the assets of the

9

Company and subsidiaries of the Company to secure the repayment of all the amounts due and payable under such note or notes. Such note or notes shall have a term of ninety (90) days, and such note or notes and security agreement shall be in a form reasonably satisfactory to Radical. As of the date of this Information Statement, Radical has loaned to the Company and its subsidiaries an aggregate of $287,000
     Our Board of Directors, in its business judgment, believes that the Securities Purchase Agreement, as amended, and the resulting influx of equity capital will be beneficial for allowing the Company to pay its outstanding liabilities and provide the necessary working capital to allow the Company, through its DiscLive subsidiary, to implement its business plan.
     2. An amendment to the Articles of Incorporation effectuating a one hundred (100) for one (1) reverse stock split.
     We are undertaking the reverse stock split to reduce the number of our issued and outstanding shares of Common Stock to facilitate the requirements of the Securities Purchase Agreement, as amended, between us and Radical. Our Board of Directors believes that it is in the best interests of our stockholders to accomplish the reverse stock split in order that we may receive a $3,000,000 equity investment in the Company. Given our current lack of working capital, we will not be able to implement our business plan without the above-described $3,000,000 investment.
     The reverse stock split, when implemented, will not change the number of authorized shares of Common Stock or the par value of the Common Stock. Each stockholder will hold one-hundredth of the shares they held before the split, but will hold approximately the same percentage of Common Stock outstanding immediately following the reverse stock split as each such stockholder held immediately prior to the reverse stock split. All fractional shares will be rounded up to the next whole number, so ownership percentages may vary from pre-split ownership percentages.
     Certain Risks Associated With the Reverse Stock Split. Once the reverse split is effected, there is no assurance that we will be successful with our business plan.
     The market price per share of Common Stock after the reverse stock split (the “New Shares”) may not rise or remain constant in proportion to the reduction in the number of shares of Common Stock outstanding before the reverse stock split (“Old Shares”). Accordingly, the total market capitalization of Common Stock after the reverse stock split may be lower than the total market capitalization before the reverse stock split. In the future, the market price of Common Stock following the reverse stock split may not equal or exceed the market price prior to the reverse stock split. In many cases, the total market capitalization of a company following a reverse stock split is lower than the total market capitalization before the reverse stock split.
     Principal Effects of the Reverse Stock Split.
     Corporate Matters. Except as provided below with respect to fractional shares, the reverse stock split will affect all stockholders uniformly. Common stock issued prior to the reverse stock split will remain fully paid and non-assessable. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.
     Fractional Shares. No scrip or fractional shares will be issued in connection with the reverse stock split. Fractional shares will be rounded up to the next whole number, so even holders of less than one hundred shares will continue to be stockholders in the Company. Ownership percentages may change due to the effects of rounding up fractional shares.
     Authorized Shares. Upon the effectiveness of the reverse stock split, the number of authorized shares of Common Stock that are not issued or outstanding will increase due to the reduction in the number of shares of Common Stock issued and outstanding based on the reverse stock split ratio. As of May 10, 2006, we had 500,000,000 shares of Common Stock authorized and 32,394,655 shares of Common Stock outstanding. Authorized but unissued shares will be available for issuance, and we may issue such shares in financings or otherwise. If we issue additional shares, the ownership interest of holders of Common Stock may also be diluted. Pursuant to the terms of the preferred stock to be issued to Radical under the Securities Purchase Agreement, a sufficient number of shares of Common Stock will be reserved for issuance upon conversion of those shares of preferred stock. Except for shares of common stock issuable upon conversion of the Series A Convertible Preferred Stock, the Company does not presently have at this time any plans, proposals or arrangements, written or otherwise, to issue additional shares of common stock for any purpose, including financing or acquisitions. On an ongoing basis, the Company will, however, consider and evaluate acquisitions, and those acquisitions may

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involve the issuance of common stock. At this time, the Company does not have any definitive proposal or arrangements for any acquisition.
     Accounting Matters. The reverse stock split will not affect the par value of the Common Stock. As a result, as of the effective time of the reverse stock split, the stated capital on our balance sheet attributable to our Common Stock will be reduced proportionately based on the reverse stock split ratio and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will be restated because there will be fewer shares of our Common Stock outstanding.
     Potential Anti-Takeover Effect. The increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of us with another company). The reverse stock split is not being effected in response to any effort by a third party of which we are aware to accumulate shares of Common Stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar amendments to our stockholders.
No Exchange Of Stock Certificates Required. Upon the reverse stock split becoming effective, stockholders (at their option and at their expense) may exchange their stock certificates representing Old Shares for new certificates representing New Shares. Stockholders are not required to exchange their stock certificates. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATES TO US UNLESS SPECIFICALLY REQUESTED TO DO SO.
     New CUSIP Number and Stock Symbol. Upon the advent of the reverse split, the Company will be required to apply for a new CUSIP number for its stock certificates for the purpose of being able to distinguish stock certificates issued prior to and after the stock split. It is very likely that the Company will be required to change its current stock symbol, ITEK, to a new one so that post split transactions will be easier to identify.
     No Dissenters’ Rights. Since no cash is being paid for fractional shares, under Nevada Law, stockholders are not entitled to appraisal rights with respect to the reverse stock split, and we will not independently provide stockholders with any such right.
     Federal Income Tax Consequences of the Reverse Stock Split. EACH STOCKHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REVERSE STOCK SPLIT.
     3. An amendment to the Articles of Incorporation to do away with preemptive rights currently permitted by the Company’s Articles of Incorporation.
Effect of Amendment
     This amendment will remove the ability of stockholders to exercise preemptive rights under Nevada Revised Statute 78.267 with respect to issuances of stock by the Company after the effectiveness of the amendment, which will be the date the Amended and Restated Articles of Incorporation of the Company are filed with the Secretary of State of the State of Nevada. For a description of preemptive rights, see “—Reasons for this Amendment” below. Accordingly, upon the filing of the Amended and Restated Articles of Incorporation of the Company, stockholders will no longer have this right with respect to future issuances of stock, including the sale of the Series A Convertible Preferred Stock, which will be issued after the removal of these rights. Preemptive rights with respect to issuances of stock prior to the filing of the Amended and Restated Articles of Incorporation will, however, continue. See “—Existing and Continuing Preemptive Rights” below.
Reasons for this Amendment
     Our Board of Directors, in its business judgment, believes that it is inappropriate and a hindrance for the Company to continue the preemptive rights provision currently contained in the Company’s Articles of Incorporation. Preemptive rights allow stockholders, any time the Company sells shares of Common Stock for cash, to buy an amount of shares equal to the percentage of their current holdings so that even though the Company sells additional stock, the stockholder’s holdings in the Company are not diluted. Such preemptive rights provisions are common in closely held companies but are not common in public companies. Immediatek, Inc. is currently a public company, and our Board of Directors believes that to continue the preemptive rights provision in the Company’s Articles of Incorporation would be a detriment to all our stockholders, because it will be difficult to track and monitor as the number of stockholders in the Company increases. Our Board of Directors also believes such a provision in the Company’s Articles of Incorporation discourages third parties from investing in or acquiring the Company, thereby decreasing potential business prospects and diminishing our ability to attract equity capital. Proof of this point is that this amendment is required by and will facilitate the Securities Purchase Agreement. This amendment will eliminate the preemptive rights for all stockholders and transactions occurring after the amendment, including the stock purchase transaction by Radical detailed herein.

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Existing and Continuing Preemptive Rights
THIS INFORMATION STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO PURCHASE SECURITIES OF THE COMPANY. ANY OFFER OF SECURITIES MADE BY THE COMPANY, OR OTHER PERSON ON BEHALF OF THE COMPANY, MAY BE MADE ONLY PURSUANT TO MATERIALS AND OTHER OFFERING DOCUMENTS PREPARED BY THE COMPANY. ANY OFFER OF COMPANY SECURITIES WILL BE MADE IN COMPLIANCE WITH, OR PURSUANT TO AN EXEMPTION FROM, SECTION 5 OF THE SECURITIES ACT OF 1933, AS AMENDED.
     The Company has issued stock prior to the date of this Information Statement that has triggered preemptive rights of stockholders of the Company for which no notice to those stockholders has been given by the Company. As of the date of this Information Statement, the Company has obtained a waiver from 34 stockholders representing 25,970,111 shares of Company common stock, or 80.2% of the outstanding common stock of the Company on May 10, 2006, which waives any and all preemptive rights held by that stockholder; provided, however, that the waivers obtained from Messrs. Bair and Marin are contingent upon no other stockholders exercising their respective preemptive rights and in the event that a stockholder does exercise his, her or its preemptive right, Messrs. Bair and Marin have an affirmative obligation to exercise their respective preemptive rights to extent necessary to maintain their respective percentage ownership interests in the Company.
     Stockholders who possess preemptive rights with respect to the prior issuances of stock by the Company, and who have not otherwise waived those rights, will continue to possess preemptive rights with respect to those prior issuances despite the amendment to the Articles of Incorporation to remove preemptive rights of stockholders. If you were a stockholder on the date set forth in the table below and remain a stockholder of the Company, the transactions with respect to which you may have preemptive rights are summarized below:

	Price Per Share	Number of
If You Were	at which Shares	Shares Sold	Approximate Holders
a Stockholder	were Issued or	or Issued	of Record on that
as of this Date:	Sold on that Date	on that Date	Date
08/03/03	$0.12	895,833	190
12/29/03	$0.50	60,000	200
12/29/03	$0.28	740,000	200
05/20/04	$0.15	63,333	250
05/20/04	$0.15	10,417	250
05/20/05	$0.30	2,852,867	250
     The Company is continuing to evaluate the manner in which it will notify stockholders of their preemptive rights, and the ability to exercise those rights, in compliance with securities laws. At this time, the Company believes the most probable approach that it will utilize to notify stockholders of their preemptive rights, and provide those stockholders with an opportunity to exercise those rights, will be to file a registration statement under the Securities Act of 1933 covering such rights. The Company has not yet determined any timetable to accomplish this as of the date of this Information Statement. The Company, however, reserves the right to notify stockholders of their preemptive rights, and provide them with an opportunity to exercise those rights, in any manner that complies with the Securities Act of 1933 and the rules and regulations promulgated thereunder.

     4. An amendment to the Articles of Incorporation authorizing the Board of Directors to designate the series and to determine the preferences and attributes of each issue of preferred stock that has been authorized by the Company’s Articles of Incorporation.
     The Company proposes to utilize the shares of authorized preferred stock provided for in this amendment to consummate the Securities Purchase Agreement. For a description of the terms of the Series A Convertible Preferred Stock to be issued under the Securities Purchase Agreement and the use of the proceeds from the issuance and sale of that stock, see Item 1 above relating to the approval of the Securities Purchase Agreement.
     From time to time, our Board of Directors may, subject to certain restrictions imposed by the terms of the Series A Convertible Preferred Stock, issue additional shares of preferred stock as the need may arise in connection with future opportunities for expanding the Company’s business through investments or acquisitions, equity financing and for other purposes.
     Authorized but unissued shares of the preferred stock may be issued at such times, for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further authority from the Company’s stockholders, except as otherwise required by applicable corporate law, terms of outstanding preferred stock or stock exchange policies. Except for the shares of Series A Convertible Preferred Stock issuable to Radical upon the closing of the Securities Purchase Agreement (as described above), the Company has no current plans to issue, and does not intend to issue, any additional shares of preferred stock at this time.
     The creation of the preferred stock will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in us or proportionate voting power, unless and until shares of preferred stock authorized through this amendment are issued.
     The preferred stock may be issued from time to time in series, with such designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the issuance of such preferred stock, adopted by our Board of Directors pursuant to the authority granted in this amendment.
     Potential Anti-Takeover Effect. Certain provisions of our Amended and Restated Articles of Incorporation regarding the preferred stock may be deemed to have an anti-takeover effect and may delay, defer or prevent a tender offer or takeover attempt, including attempts that might result in a premium being paid over the market price for the shares held by stockholders. Due to the fact that the holders of the Series A Convertible Preferred Stock, prior to the conversion of the Series A Convertible Preferred Stock, will have the ability to maintain a 95% ownership interest in the capital stock of the Company, any takeover would have to be approved by the holders of the Series A Convertible Preferred Stock so long as the Series A Convertible Preferred Stock remains outstanding.
     Despite our belief as to the benefits to our stockholders of these provisions, these provisions may also have the effect of discouraging a future takeover attempt, pursuant to which the stockholders may receive a substantial premium for their shares over then current market prices. As a result, stockholders who might desire to participate in such a transaction may not have any opportunity to do so.

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     Such provisions will also render the removal of the Company’s Board of Directors and management more difficult and may tend to stabilize the Company’s stock price, thus limiting gains which might otherwise be reflected in price increases due to a potential merger or acquisition. The Board of Directors, however, has concluded that the potential benefits of these provisions outweigh the possible disadvantages.
     Our Board of Directors, in its business judgment, believes that it is in the best interest of the Company and its stockholders, to authorize the Board of Directors to designate the rights, preferences and attributes of the Company’s preferred stock, as it will give the Board of Directors the flexibility to issue preferred stock to fit any potential preferred stock investor’s requirements or conditions without the necessity of the Company having to have stockholder approval for each issuance. This amendment is also required by and will facilitate consummation of the Securities Purchase Agreement.
FINANCIAL INFORMATION
     Audited financial statements for our fiscal years ended December 31, 2005 and 2004, as well as Management’s Discussion and Analysis of Financial Condition and Results of Operations, are included in this Information Statement below beginning on page F-1. The amendment to our Articles of Incorporation to remove preemptive rights of stockholders will not have an effect on our financial statements and, as result, pro forma information has not been included in, or attached to, this Information Statement for that reason.
ADDITIONAL AVAILABLE INFORMATION.
     We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and, in accordance with such Act, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the Securities and Exchange Commission’s public reference room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information about the operation of the public reference room. Our filings with the Securities and Exchange Commission also are available to the public at the Securities and Exchange Commission’s web site at http://www.sec.gov.

By Order of the Board of Directors
By:	/s/ Zach Bair
ZACH BAIR
Chief Executive Officer, President

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS
Overview
     Unless the context otherwise indicates, the words “we,” “our,” “ours,” “us” and the “Company” refer to Immediatek, Inc., or ITEK, and its subsidiaries, including DiscLive, Inc., or DiscLive, collectively.
     The following Management’s Discussion and Analysis, or MD&A, is intended to aid the reader in understanding us, our operations and our present business environment. MD&A is provided as a supplement to, and should be read in conjunction with, our consolidated financial statements and the notes accompanying those financial statements, which follow MD&A. MD&A includes the following sections:
•	Our Business – a general description of our business; our objectives, our areas of focus; and the challenges and risks of our business.

•	Critical Accounting Policies and Estimates – a discussion of accounting policies that require critical judgments and estimates.

•	Operations Review – an analysis of our consolidated results of operations for the two years presented in our consolidated financial statements.

•	Liquidity, Capital Resources and Financial Position – an analysis of our cash flows and debt and contractual obligations; and an overview of our financial position.
Our Business
     General
     ITEK, through its operating subsidiary, DiscLive, records live content, such as concerts and conferences, and makes the recorded content available for sale to attendees within fifteen minutes after the conclusion of the live event. The recorded content is also made available for sale on our website, www.disclive.com. The content is delivered primarily via CD or DVD, additionally, in November 2005, we made recorded content available for download via iPod® at The Hollywood Reporter/Billboard Film & TV Music Conference. We anticipate making this method of delivery available at many of the events we record going forward.
     DiscLive has recorded live events for Billy Idol, Jefferson Starship, the Pixies, The Fixx, George Clinton (DVD) and Vertical Horizon to name a few. During 2005, we recorded 51 live events and sold, or delivered under contract, approximately 10,000 recordings of those events.
     History of Operating Losses
     We incurred a net loss of $1.9 million and $3.9 million and used cash in operations of $0.4 million and $1.4 million for the years ended December 31, 2005 and 2004, respectively. In addition, we are highly leveraged. At December 31, 2005, our current liabilities exceeded current assets by $2.2 million and our stockholders’ deficit was $2.0 million. Our existence and operations are dependent upon our ability to obtain the necessary capital, primarily through the issuance of additional equity. See “Recent Developments and Change in Control” below.
     The reports of our independent registered public accounting firm on our financial statements for the years ended December 31, 2005 and 2004, include an emphasis paragraph, in addition to their audit opinion, stating that our recurring losses from operations and working capital deficiency raise substantial doubt about our ability to continue as a going concern. The financial statements do not include any adjustments to reflect the possible effects on recoverability and classification of assets or the amounts and classification of liabilities that may result from our inability to continue as a going concern.

     We have funded our operations during fiscal year 2005 for the most part by incurring indebtedness. During the fiscal year ended December 31, 2005, we raised $688,449 in short-term debt to cover operations and repay indebtedness.
     Recent Developments and Change in Control
     On January 24, 2006, we entered into a Securities Purchase Agreement, or Purchase Agreement, with Radical Holdings LP, or Radical, which was subsequently amended on May 1, 2006. Upon the satisfaction of conditions precedent contained in the Purchase Agreement, Radical will purchase 4,392,286 shares of Series A Convertible Preferred Stock for an aggregate purchase price of $3.0 million, or $0.68 per share of Series A Convertible Preferred Stock. The Series A Convertible Preferred Stock is convertible, at the option of, and at any time by, Radical, into that number of full shares of our common stock representing 95% of our outstanding common stock after giving effect to the conversion. Upon the purchase of the Series A Convertible Preferred Stock of the Company by Radical pursuant to the Purchase Agreement, as amended, a change in control of the Company will occur, as Radical will beneficially own 95% of the outstanding securities of the Company entitled to vote on matters required or permitted to be submitted to the stockholders of the Company.
     Our Objectives
     Our objective is to utilize our current assets – brand name, unique concept, trade secrets, intellectual property and people – to increase live recordings and sales of those recordings. Our vision to achieve that objective includes:
•	Increase in Recordings: Market and expand our services to a number of live events in order to increase the sales of our product. If the transaction evidenced by the Purchase Agreement is consummated, management will be able to devote its time to this endeavor instead of securing capital to continue operations.

•	Profit: Maximizing our profit on live events by controlling costs and utilizing our assets efficiently.
     Areas of Focus
     Closing the Transaction Evidenced by the Purchase Agreement. Our primary focus at this time is to close the transaction evidenced by the Purchase Agreement because that will provide us with vital operating funds required to continue operations and repay our outstanding liabilities. There are conditions that must be satisfied by us prior the closing of that transaction, including, among others, amending our articles of incorporation, and our management has been diligently working to satisfy those conditions.
     Revitalizing the Company. We are focused on revitalizing the Company using the proceeds from the sale of the Series A Convertible Preferred Stock. In anticipation of receipt of those funds, we have hired three new employees, one in sales, one in accounting and one for customer assistance and general matters. With these new employees, we believe that we will have the necessary people to support and manage our operations. Further, utilizing the proceeds from the sale of the Series A Convertible Preferred Stock to repay all of our outstanding liabilities, which is required by the Purchase Agreement, we believe that we will have better relationships with vendors and more creditability with customers.
     Realizing on Our Business Plan and Potential. Upon receipt of the proceeds from the sale of the Series A Convertible Preferred Stock, our management will be able to direct substantially all of its attention to implementing the business plan and operations rather than attempts to secure additional funding to continue operations. We further believe that our existing employees, together with our new employees, will allow us to better market our products, expend more time analyzing and procuring contracts to record live events and better manage costs and assets in performing under those contracts.

     Challenges and Risks
     Operating in this industry provides unique opportunities; however, challenges and risks accompany those opportunities. Our management has identified the following material challenges and risks that will require substantive attention from our management.
     Closing the Transaction Evidenced by the Purchase Agreement. Management is making every attempt to close the transaction whereby we will sell our Series A Convertible Preferred Stock for an aggregate purchase price of $3.0 million to Radical. There can be no assurance, however, that we can complete this transaction. If we don’t complete this transaction, we will not have the funds necessary to continue our operations and will have to look elsewhere to obtain those funds and such funds may not be available.
     Utilizing the new funds, if obtained, in a manner that is accretive. If we do not manage our assets aggressively and apply the additional capital, if received, judicially, we may not generate sufficient cash from our operating activities to fund our operations going forward, which would require us to seek additional funding in the future.
     Obtaining Contracts to Record Live Content that is Profitable. While obtaining contracts to record live events creates challenges in itself, our ability to obtain contracts to record live events that generate sufficient sales of our products is even more challenging. Prior to entering into recording contracts, we perform an analysis of the costs to be incurred and the amount of our product that we estimate will be sold. These analyses contain many assumptions, many of which are beyond our control. If our analysis of a number of recording contracts proves to be incorrect, we will not generate sufficient cash from our operating activities to sustain operations and, therefore, will require additional funding to continue our business.
     Competing with a Substantial Competitor. Our major competitor, Instant Live, which is a division of Live Nation, formerly a part of Clear Channel Entertainment, Inc., has substantial more resources than us, both financially and in the industry. According to Live Nation, for the year ended December 31, 2005, it promoted, produced or hosted over 29,500 events, including music concerts, theatrical performances, specialized motor sports and other events, with total attendance nearing 60 million, and as of December 31, 2005, it owned or operated 119 venues, consisting of 77 domestic and 42 international venues, which include 37 amphitheaters, 61 theaters, 15 clubs, four arenas and two festival sites. As a result of Live Nation’s ownership of the venues and production of the events, we believe that Instant Live has a substantial competitive position to us in obtaining live event recording contracts.
     Maintaining a Quality Product. The “live disc” space is a new business. In early 2004 the speed of CD duplicators increased to a point to improve scalability. The Company has transitioned to multi-track recording, to provide a better audio product.
     Additionally, see “Risk Factors” in Part I of our Annual Report on Form 10-KSB for the year ended December 31, 2005, concerning risks and uncertainties facing us.
     Challenges and risks, including those described above, if not properly addressed or managed, may have a material adverse effect on our business. Our management, however, is endeavoring to properly manage and address these challenges and risks.
Critical Accounting Policies and Estimates
     Our consolidated financial statements are prepared in accordance with generally accepted accounting principles in the United States, which requires management to make estimates, judgments and assumptions that the amounts reported in the consolidated financial statements and in the notes accompanying the financial statements. We believe that the most critical accounting policies and estimates relate to the following:
•	Recoverability of Non-Current Assets; The Company has certain non-current assets, including goodwill and tangible fixed assets. Management considers the life of goodwill on an annual basis and is assessed for recoverability if events occur that provide indications of impairment. An assessment of recoverability involves comparing the carrying value of the asset with its recoverable amount, typically its value in use. If the value in use of a non-current asset were determined to be less than its carrying value, an impairment would be charged to the Income Statement.

•	Revenue Recognition; The Company recognizes revenues, net of sales tax and including shipping and handling charges billed to customers, upon shipment of goods to customers.
     While our estimates and assumptions are based on our knowledge of current events and actions we may undertake in the future, actual results may ultimately differ from those estimates and assumptions. For a discussion of our significant accounting policies, see Note 2 of Notes to Consolidated Financial Statements commencing on page F-13.
     Recent Accounting Standards and Pronouncements
     Refer to Note 2 of the Consolidated Financial Statements appearing on page F-13 for a discussion of recent accounting standards and pronouncements.
Operations Review
     The Year Ended December 31, 2005 Compared to the Year Ended December 31, 2004
     Revenues. For the year ended December 31, 2005, revenue was $140,912, compared to $1,098,680 for the year ended December 31, 2004, or a decrease of $957,786. The decrease in revenue was due to the conclusion of the contract to record the Pixies, which was our largest live content recording contract to date.
     We expect revenues for the year ended December 31, 2006, to increase from the year ended December 31, 2005, as we ramp up our operations, which were limited in fiscal 2005 due to the lack of necessary operating funds.
     Cost of Sales. For the year ended December 31, 2005, cost of sales was $153,228, compared to $919,295 for the year ended December 31, 2004, or a decrease of $766,067. The decrease in cost of sales is attributable to decrease in products sold, in fiscal 2005 compared to fiscal 2004. Further, as a result of the decrease in sales in year 2005, our profit margins decreased due the decrease in the volume of products sold.
     Consulting Fees. For the year ended December 31, 2005, consulting service expenses were $206,514 as compared to $1,251,244 for the year ended December 31, 2004. This decrease in consulting service expense was attributable to limited working capital as a result in a downturn in revenue and a decrease in the amount of stock based compensation.
     During the year ended December 31, 2006, we expect to have minimal or no consulting expense as we have terminated all of our consultants. We may be required to retain a consultant to review and implement internal controls required by the Sarbanes-Oxley Act of 2002, or Sarbanes-Oxley. The Securities and Exchange Commission, however, is considering relief under this requirement for small business issuers, but has not published its conclusions as of yet. As a result, we are unable to determine what costs will be required to be incurred in order to meet these requirements.
     Depreciation Expense. Depreciation expense decreased $12,436 from the prior year ended December 31, 2004. This decrease in depreciation expense resulted in declines in capital expenditures for the current year. We anticipate depreciation expense will decrease in year 2006 due to the write-off of $939,454 of our assets based upon evaluation that the value of these assets will not be recovered.
     General and Administrative Expense. For the year ended December 31, 2005, general and administrative expenses were $323,465, as compared to $1,768,327 for the year ended December 31, 2004. This decrease is attributable to a decrease in business activity for the current year and limited working capital in 2005.
     We anticipate general and administrative expense will increase in year 2006 due the new office space we leased in 2006 at a rate of $2,000 per month, the increase in the number of total employees increased from two to five and costs of new procedures and policies, which are being implemented to assist us in operating more efficiently and may be required by Sarbanes-Oxley.
     Professional Fees. Professional fees were $153,309 for the year ended December 31, 2005, as compared to $284,183 for the year ended December 31, 2004. This decrease resulted from a decrease in business activity for the current year and limited working capital in 2005.
     We anticipate that professional fees for year 2006 will increase. These increases will be attributable to the transaction with Radical, increases in audit fees resulting from implementation of the Sarbanes-Oxley requirement for the audit of our internal controls, and other professional fees incurred as we ramp up our operations. We anticipate that these increases will be partially offset by decreases in accounting and book-keeping fees, as we have hired an employee to perform this function.
     Sales and Marketing Expenses. For the year ended December 31, 2005, sales and marketing expenses were $5,960, as compared to $89,943 for the year ended December 31, 2004. This decrease is attributable to the lack of funds to operate our business during year 2005. We expect that these expenses will increase slightly during year 2006 as we ramp our business operations.
     Research and Development. No research and development expense was incurred in the year ended December 31, 2005, as compared to $50,605 in the year ended December 31, 2004. This decrease is due to our focus on operations of the live CD business through the existing infrastructure without no new research and development for the current year We do not expect to incur any research and development expense in year 2006.
     Salaries and Wages. Salaries and wages for the year ended December 31, 2005, were $144,440, as compared to $465,611 for the year ended December 31, 2004. This decrease is attributable to the resignation of several employees during the second half of 2004. We expect to incur additional salary and wage expense during year 2006 as we ramp up our operations and perform under more contracts to record live content.
     Salary and wage expenses will increase by approximately $220,000 during year 2006 due the employment agreements that entered into by and between DiscLive and Zach Bair and Paul Marin, which is a condition under the Purchase Agreement, and the addition of three new employees. Other than the foregoing, we do not expect any further increases in salary and wage expense during year 2006.
     Other Income (Expense). Other Expense of -$75,784 for the year ended December 31, 2005, consisted primarily of interest expense of $83,418, which was offset by $7,634 of forgiveness of debt.
     Income Taxes. There was no federal income tax expense for the years ended December 31, 2005 and 2004 due a net loss in each period.
Liquidity and Capital Resources and Financial Position
     Our cash and cash equivalents were at a deficit of -$2,951 at December 31, 2005, as compared to $21,550 at December 31, 2004. The decrease in cash and cash equivalents is due to the fact that cash provided by operating and financing activities was not sufficient to support cash used in operating and investing activities. Due to the shortfall in cash generated from operating activities, we had to borrow $688,449 and limit our operations in 2005.
     As a result of our inability to generate sufficient cash from operating activities at this time to sustain our operations, additional financing is required. In that regard, we entered into the Purchase Agreement with Radical, which will provide us with $3.0 million of funds upon the sale of the Series A Convertible Preferred Stock in accordance with, and subject to, the terms of the Purchase Agreement. The proceeds are required to be used to pay all outstanding liabilities, including, among others, accounts payable and indebtedness. After satisfying all of our liabilities, we estimate that we will have $750,000 of operating funds, which we anticipate will sustain our operations for fiscal year 2006. At the end of fiscal year 2006, we will be required to obtain additional funds if we do not generate sufficient cash from operating activities to fund our future operating activities. No assurance can be given, however, that the sale of the Series A Convertible Preferred Stock will occur or that we will be able to obtain any funds when and if needed.
     Operating Activities. Cash used in operating activities was $360,104 for the fiscal year ended December 31, 2005 and $1,417,558. The decrease resulted primarily from a decrease in shares issued for consulting services.
     Investing Activities. Cash used in investing activities was $13,646 for the year ended December 31, 2005 and $10,877 for the year ended December 31, 2004. Purchases of fixed assets decreased by $17,893 but was offset by cash received from an acquisition in the amount of $20,662 in 2004.
     Financing Activities. Cash from financing activities was $352,200 for the year ended December 31, 2005 and $1,331,423 for the year ended December 31, 2004. The decrease resulted primarily from the private placement we conducted in 2004, which was offset by $688,449 of borrowings by us in 2005.
     Indebtedness
     We have no long-term debt, but have significant short-term debt. As a result, we are highly leveraged. At December 31, 2005, our current liabilities exceeded our current assets by $2.2 million, our stockholders’ deficit was $ 2.0 million. The following table is a summary of our short-term debt as of December 31, 2005.

	Balance at
Short-Term Debt	December 31, 2005 (1)
Secured Convertible Promissory Notes, dated November 29, 2004, bearing interest at 10% per annum	$580,249	(2)
Secured Promissory Note, dated April 8, 2005, bearing interest at 10% per annum	$425,000	(3)
Promissory Note in favor of Chief Executive Officer, bearing no interest	$43,000
Secured Promissory Note in favor of Community Bank, bearing interest at 7% per annum	$18,606	(4)
Promissory Note, dated Feb. 28th, 2005, bearing interest at 7% per annum	$100,000
Promissory Note, dated Sept. 9th, 2004, bearing no interest	$5,000
Total Short-Term Debt	$1,171,855

(1)	Except as otherwise described in the following footnotes, we are required to use the proceeds from the sale of the Series A Convertible Preferred Stock to repay all amounts outstanding under this short-term indebtedness after giving effect to the conversion of indebtedness to our common stock as described in the following footnotes.

(2)	The holders of these notes have agreed to convert $525,500 aggregate principal amount into shares of our common stock at $12.50 per share (post-100-for-1 reverse stock split) immediately prior to sale of the Series A Convertible Preferred Stock and to waive all accrued but unpaid interest on those notes at conversion.

(3)	The holder of this note has agreed to waive the payment of all accrued but unpaid interest on this note upon payment in full of the outstanding principal amount of the note.

(4)	This note was repaid in full in March 2006 with the proceeds from a loan to us made to us by Radical.
     Accounts Payable
     At December 31, 2005, we had $488,511 of accounts payable outstanding, 91% of which had ages over 90 days. See “Liquidity” below. The proceeds from the sale of the Series A Convertible Preferred Stock under the Purchase Agreement are required to be utilized to satisfy all of our accounts payable.

     Contractual Obligations and Commercial Commitments
     The following table highlights, as of December 31, 2005, our contractual obligations and commitments by type and period:

		Payments due by Period
Contractual Obligations	Total	Less than 1 Year	1-3 Years
Short-Term Debt (1)	$1,171,855	$1,171,855	—
Guaranty (2)	580,249	580,249	—
(1)This short-term indebtedness is required to be paid with the proceeds from the sale of the Series A Convertible Preferred Stock pursuant to the Purchase Agreement.
(2)This is a guaranty by DiscLive of the obligations under those certain notes, dated November 29, 2004.
     Liquidity
     We will require approximately $750,000 of funds to operate our business at the desired level during year 2006. We presently do not generate sufficient cash from operations to fund our operating activities and, until recently, limited operations to that which we deemed to be critical.
     Radical may, from time to time, in its sole discretion, prior to the closing of the purchase and sale of the Series A Convertible Preferred Stock, loan funds to us to pay outstanding liabilities, accounts payable or other obligations and to provide necessary funds to operate our business. Any funds loaned to us are required:
     (i) to be applied in strict accordance with the uses approved by Radical;
     (ii) if the closing of the purchase and sale of the Series A Convertible Preferred Stock occurs, to be fully credited towards the aggregate purchase price of the Series A Convertible Preferred Stock; and
     (iii) if the Purchase Agreement is terminated for any reason whatsoever, to be repaid in full to Radical, without interest and without deduction thereon, within thirty (30) days following the date of the termination of the Purchase Agreement.
In the event that any funds loaned to us are not repaid pursuant to item (iii) immediately above, we will make in favor of Radical a non-interest bearing note in the aggregate amount loaned by Radical to us and grant Radical a security interest in all of our assets to secure the repayment of all the amounts due and payable under such note or notes. The note or notes shall have a term of ninety (90) days, and the note or notes and security agreement shall be in a form reasonably satisfactory to Radical. As of March 31, 2006, Radical has loaned us an aggregate of $287,000.
     We are relying on the consummation of the sale of the Series A Convertible Preferred Stock to provide us with the necessary funds to operate our business for year 2006. In the event that the sale does not occur, we will be required to seek alternative financing. Our ability to obtain financing outside of the sale of the Series A Convertible Preferred Stock depends on many factors, many of which are out of our control, such as the state of the capital markets, the market price for our common stock, and the prospects for our business. The necessary additional financing may not be available to us or may be available on adverse terms. Consequently, failure to consummate the sale of the Series A Convertible Preferred Stock or obtain alternative financing, would have a material adverse effect on our business, results of operations and financial condition. If the financing we require to sustain our operations is unavailable or insufficient, we may be unable to continue as a going concern.
Disclosure Regarding Forward-Looking Statements
     MD&A includes forward-looking statements that involve a number of risks and uncertainties. Forward-looking statements can be identified by the use of forward-looking terminology, such as “believes,” “expects,” “anticipates,” “may,” “will,” “should,” “seeks”, or other variations of these terms (including their use in the negative), or by discussions of strategies, plans or intentions. A number of factors could cause actual results to differ materially from those anticipated by these forward-looking statements. In addition, these forward-looking statements are necessarily dependent upon assumptions and estimates that may prove to be incorrect. Accordingly, while we believe that the plans, intentions and expectations reflected in these forward-looking statements are reasonable, we cannot assure you that these plans, intentions or expectations will be achieved. The forward-looking statements included in MD&A, and all subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf, are expressly qualified in their entirety by the risk factors and cautionary statements discussed in our filings under the Securities Act of 1933 and the Securities Exchange Act of 1934.

Immediatek, Inc.
Consolidated Balance Sheet
Audited

December 31,
2005
Assets

Current assets:
Cash	$—
Accounts receivable	4,000
Prepaid expenses	3,668

Total current assets	7,668

Fixed assets, net	18,599

Other assets:
Goodwill	162,071

Total other assets	162,071

$188,338

Liabilities and Stockholders’ (Deficit)

Current liabilities:
Cash deficit	$2,951
Accounts payable	488,512
Accrued liabilities	37,180
Accrued payroll liabilities	382,864
Accrued interest	85,397
Sales tax liability	60,947
Note payable	123,606
Note payable — related party	43,000
Convertible notes payable	75,000
Convertible notes payable — related party	930,249

Total current liabilities	2,229,706

Stockholders’ (deficit):
Common stock, $0.001 par value, 500,000,000 shares authorized, 38,769,655 shares issued and outstanding	38,769
Additional paid-in capital	5,169,839
Unamortized warrants and options	(54,376)
Accumulated (deficit)	(7,195,600)

(2,041,368)

$188,338

The accompanying notes are an integral part of these financial statements.

Immediatek, Inc.
Consolidated Statements of Operations
(Audited)

	For the years ended
	December 31,
	2005	2004
		(RESTATED)
Revenue	$140,912	$1,098,680
Cost of sales	153,228	919,295

Gross profit	(12,316)	179,385

Expenses:
Research and development	—	50,605
Depreciation expense	59,445	71,881
General and administrative expense	323,465	1,768,327
Consulting fees	206,514	1,251,244
Professional fees	153,309	284,183
Sales and marketing	5,960	89,943
Salaries and wages	144,440	465,611
Impairment loss on operating assets	939,454	68,700

Total costs and expenses	1,832,587	4,050,494

Net operating (loss)	(1,844,903)	(3,871,109)

Other income (expense):
Forgiveness of debt	7,634	—
Interest income	—	159
Interest (expense)	(83,418)	(34,411)

Net (loss)	$(1,920,687)	$(3,905,361)

Weighted average number of common shares outstanding — basic and fully diluted	32,854,341	25,416,772

Net (loss) per share — basic and fully diluted	$(0.05)	$(0.15)

The accompanying notes are an integral part of these financial statements.

Immediatek, Inc.
Consolidated Statements of Changes in Stockholders’ (Deficit)
(Audited)

			Additional			Total
	Common Stock		Paid-in	Unamortized	Accumulated	Stockholders'
	Shares	Amount	Capital	Warrants/Options	(Deficit)	(Deficit)
Balance, December 31, 2003 (RESTATED)	22,958,218	$22,958	$1,406,627	$—	$(1,369,552)	$60,033

Shares issued to acquire DiscLive, Inc.	1,666,667	1,667	598,333			600,000

Shares issued for conversion of debt	63,333	63	9,437			9,500

Shares issued for assets	10,000	10	2,990			3,000

Shares issued for consulting services	200,153	200	59,846			60,046

Shares issued for consulting services	50,000	50	14,950			15,000

Shares issued for cash	10,417	10	1,553			1,563

Shares issued for cash	1,668,201	1,668	498,792			500,460

Shares issued for cash	167,000	167	49,933			50,100

Shares issued for cash	1,017,666	1,018	304,282			305,300

Shares issued for consulting services	130,000	130	34,970			35,100

Shares issued for consulting services	1,839,000	1,839	274,011			275,850

Warrants issued for services	—	—	1,221,494	(34,299)		1,187,195

Options issued for services	—	—	61,020			61,020

Net (loss) for the year ended December 31, 2004	—	—			(3,905,361)	(3,905,361)

Balance, December 31, 2004 (RESTATED)	29,780,655	29,780	4,538,238	(34,299)	(5,274,913)	(741,194)

Shares issued for asset acquisition	2,500,000	2,500	447,500			450,000

Shares issued for consulting services	6,489,000	6,489	131,191			137,680

Options issued for services	—	—	52,910	(39,680)		13,230

Current period amortization of warrants and options	—	—	—	19,603		19,603

Net (loss) for the year ended December 31, 2005	—	—			(1,920,687)	(1,920,687)

Balance, December 31, 2005	38,769,655	$38,769	$5,169,839	$(54,376)	$(7,195,600)	$(2,041,368)

The accompanying notes are an integral part of these financial statements.

Immediatek, Inc.
Consolidated Statement Of Cash Flow
(Audited)

	For the years ended
	December 31,
	2005	2004
		(RESTATED)
Cash flows from operating activities
Net (loss)	$(1,920,687)	$(3,905,361)
Depreciation expense	59,445	71,881
Impairment loss on assets	939,454	68,700
Shares issued for consulting services	170,513	1,634,211
Adjustments to reconcile net (loss) to net cash (used) by operating activities:
Accounts receivable	69,281	(73,281)
Prepaid expenses	18,730	665
Other assets	13,760	—
Accounts payable	159,900	324,279
Accrued liabilities	129,500	461,348

Net cash (used) by operating activities	(360,104)	(1,417,558)

Cash flows from investing activities
Purchase of fixed assets	(13,646)	(31,539)
Cash received in acquisition	—	20,662

Net cash (used) by investing activities	(13,646)	(10,877)

Cash flows from financing activities
Cash deficit	2,951	—
Proceeds from convertible note payable — related party	686,449	528,000
Payments on convertible note payable — related party	(139,200)	(54,000)
Proceeds from note payable	2,000	—
Payments on note payable	(200,000)	—
Proceeds from sale of common stock	—	857,423

Net cash provided by financing activities	352,200	1,331,423

Net (decrease) in cash	(21,550)	(97,012)
Cash — beginning	21,550	118,562

Cash — ending	$—	$21,550

Supplemental disclosures:
Interest paid	$—	$—

Income taxes paid	$—	$—

Number of shares issued for consulting and services	6,489,000	2,219,153

Value of shares issued for consulting services	$137,680	$385,996

Number of shares issued to convert debt to equity	—	63,333

Value of shares issued for debt conversion	$—	$9,500

Number of shares issued to acquire DiscLive, Inc.	—	1,666,667

Value of shares issued to acquire DiscLive, Inc.	$—	$600,000

Number of shares issued for assets	2,500,000	10,000

Value of shares issued for assets	$450,000	$3,000

The accompanying notes are an integral part of these financial statements.

Immediatek, Inc.
Notes to Consolidated Financial Statements
Note 1 – History and organization of the company
The Company was originally organized August 6, 1998, under the laws of the State of Nevada, as Barrington Laboratories, Inc. On December 18, 2000, the Company amended its Articles of Incorporation to rename the Company, ModernGroove Entertainment, Inc. ModernGroove Entertainment, Inc. then operated as a developer of software for the home television-based entertainment industry.
On April 12, 2002, the Canadian Imperial Bank of Commerce, Vancouver, British Columbia filed against ModernGroove Entertainment, Inc., the Canadian subsidiary, a petition with the Supreme Court of British Columbia to be adjudged bankrupt, under Canadian Bankruptcy Code, British Columbia, Bankruptcy Division, Department of Consumer and Corporate Affairs, designated with the Vancouver Registry as Case No. 225054VA02. The Canadian corporation has ceased operations in Canada.
On September 18, 2002, the Company combined by “reverse-merger” with Immediatek, Inc., a State of Texas corporation. On November 5, 2002, the Company amended its Articles of Incorporation to rename the Company, Immediatek, Inc.
Immediatek, Inc. (Texas corp) was organized March 1, 2002 (Date of Inception) under the laws of the State of Texas, as Immediatek, Inc. and upon completion of the reverse merger the Texas corporation was dissolved.
Note 2 – Accounting policies and procedures
Correction of errors in comparative financial statements
Prior to the issuance of the Company’s 2005 audited financial statements, the Company’s management determined the need to restate prior period financial statements to correct errors discovered during the 2005 year-end close and reporting process. The errors included improper recording and disclosure of warrants and options issued in the periods ended December 31, 2004 and 2003, change in valuation of share-based payments to related parties, previously unrecorded liabilities and certain balance sheet, income statement and cash flow statement misclassifications. These errors are described in more detail below.
1)	During the first quarter of 2003, the Company issued 18,100,397 shares of its $0.001 par value common stock to its officers in exchange for intellectual property. Pursuant to SFAS 142, assets acquired independently are to be recorded at their current fair values. At the time of the transaction, there was not a readily available fair value to the intellectual property acquired and, therefore, value was assessed using the actual hard costs attributable to the asset based on documentation provided by the officers. The fair value of the shares given as consideration for the intellectual property exceeded the asset value by $2,335,081 which was recorded as compensation. Upon subsequent review of the transaction, the Company determined that an independent valuation of the consideration paid was appropriate given the magnitude of the excess value received. Pursuant to the aforementioned valuation, prepared by an independent third party, the Company will restate its 2003 financial statements, reflecting a decrease in compensation expense in the amount of $2,226,479 in order to reflect the new value attributable to the consideration paid.

2)	During the year ended December 31, 2004, the Company issued warrants and options to purchase up to 4,325,582 shares of the Company’s par value common stock to various individuals in exchange for consulting services provided to the Company. As of December 31, 2005 and 2004, no expense had been recorded. The warrants and options were subsequently valued at $1,272,522 using the Black-Scholes option pricing model. The Company has recorded the expense and will disclose accordingly in its restated 2004 interim and annual financial statements.

3)	The Company has also restated its 2003 and 2004 financial statements to reflect additional payroll tax liabilities resulting from reclassification of compensatory disbursements. Historically, the Company has taken the position whereby all compensation paid to individuals was non-employee compensation. Upon review of the Internal Revenue Code and information located in IRS publication 15-A, the Company determined that it was appropriate to reclassify all such payments as employee compensation reportable on form W-2 and accrue for all unpaid tax and related penalties and interest associated with the reclassification. The resulting liabilities totaled $300,317 for the years ended December 31, 2004 and 2003.

4)	During the year-end close, the Company evaluated all state reporting requirements with respect to its revenue and corresponding sales tax requirements. Deficiencies were identified during this process resulting in additional liabilities totaling $54,241 for the years ended December 31, 2004 and 2003.
As a result of the errors described above, adjustments have been made in 2004 and 2003 as a prior period correction to retained earnings. All of the amounts included in this report reflect the effects of these restated financial statements. The following table provides a reconciliation of originally reported amounts to restated amounts.

December 31, 2004
Net (loss) as previously reported	$(2,149,425)
Error correction in valuation Warrant and option valuation	(1,248,215)
Previously unrecorded liabilities	(507,721)
Certain stock-based compensation	-0-

Net (loss) as restated	$(3,905,361)

Accumulated (deficit) at beginning of period	$(1,369,552)

Net (loss) as restated	(3,905,361)

Accumulated (deficit) at end of period, as restated	$(5,274,913)

Cash and cash equivalents
Cash and cash equivalents include all cash balances in non-interest bearing accounts and money-market accounts. The Company places its temporary cash investments with quality financial institutions. At times such investments may be in excess of Federal Deposit Insurance Corporation (FDIC) insurance limit. The Company does not believe it is exposed to any significant credit risk on cash and cash equivalents. For the purpose of the statements of cash flows, all highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. There are no cash equivalents as of December 31, 2005 and 2004.
Investments
Investments in companies over which the Company exercises significant influence are accounted for by the equity method whereby the Company includes its proportionate share of earnings and losses of such companies in earnings. Other long-term investments are recorded at cost and are written down to their estimated recoverable amount if there is evidence of a decline in value, which is other than temporary.
Fixed assets
Fixed assets are stated at the lower of cost or estimated net recoverable amount. The cost of property, plant and equipment is depreciated using the straight-line method based on the lesser of the estimated useful lives of the assets or the lease term based on the following life expectancy:

Computer equipment	5 years
Software	3 years
Office furniture and fixtures	7 years
Repairs and maintenance expenditures are charged to operations as incurred. Major improvements and replacements, which extend the useful life of an asset, are capitalized and depreciated over the remaining estimated useful life of the asset. When assets are retired or sold, the costs and related accumulated depreciation and amortization are eliminated and any resulting gain or loss is reflected in operations.
Revenue recognition
The Company recognizes revenue from its sales based on the gross sale amount pursuant to the indicators outlined in EITF 99-19 such as; the Company is the primary obligator in the sale arrangement, establishes all pricing levels, and has sole discretion with respect to supplier selection. All costs based upon each sale are expensed as costs of sales as revenue is recognized. Pursuant to EITF-00-10, the Company will include all shipping and handling fees charged to its customers in gross revenue. All actual costs incurred by the Company for shipping and handling are immaterial in nature and are included as direct costs of revenue. The Company will recognize a revenue transaction as being complete upon delivery of product and so record the revenue. The Company bases this recognition policy on the authoritative literature located in FAS-48, par 6.
Revenue from proprietary software sales and the related license fees that do not require further commitment from the Company are recognized upon shipment in accordance with Statement of Position 97-2 “Software Revenue Recognition”. The Company includes all PCS fees as part of the initial sales price of the software. The Company sells its custom CD products in both a retail environment and orders from its web site. All revenue generated from both types of sales is recognized upon delivery to the customer. In 2004, the Company has added a feature to its website whereby its on-line customers have the ability to download pre-recorded music in the form of an MP3 file for use on various computer equipment. All sales generated via the download option are recognized upon each physical download. The download system is designed to require credit card processing and acceptance prior to allowing any download capabilities. At the point the credit card authorization has processed, the Company recognizes the revenue generated from that sale. Revenue from custom software development, which is generally billed separately from the Company’s proprietary software, is recognized based on its percentage of completion. Revenue recognized under percentage of completion contracts are generally based upon specific milestones achieved as specified in customer contracts.
The cost of services, consisting of staff payroll, outside services, equipment rental, communication costs and supplies, is expensed as incurred.
Gross revenue for the year ended December 31, 2005 was $140,912 and cost of sales was $153,228.
Gross revenue for the year ended December 31, 2004 was $1,098,680 and direct costs were $919,295.
Advertising costs
The Company expenses all costs of advertising as incurred. There were $1,705 and $-0- in advertising costs included in general and administrative expenses as of December 31, 2005 and 2004, respectively.
Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
Fair value of financial instruments
Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2005. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include the following; cash, accounts receivable, accounts payable, accrued liabilities and notes payable. Fair values were assumed to approximate carrying values for each of the aforementioned instruments because they are short term in nature and their carrying amounts approximate fair values or they are payable on demand.
Goodwill
The Company evaluates the recoverability of goodwill whenever events or changes in circumstances indicate that an intangible asset’s carrying amount may not be recoverable. Such circumstances could include, but are not limited to: (1) a significant decrease in the market value of an asset, (2) a significant adverse change in the extent or manner in which an asset is used, or (3) an accumulation of costs significantly in excess of the amount originally expected for the acquisition of an asset. The Company measures the carrying amount of the asset against the estimated undiscounted future cash flows associated with it. Should the sum of the expected future cash flows be less than the carrying value, the Company would recognize an impairment loss. At December 31, 2005, the Company reviewed the carrying value of goodwill and recognized an impairment loss in the amount of $350,652 and $0 as of December 31, 2005 and 2004, respectively.

Impairment of long-lived assets
The Company reviews its long-lived assets periodically to determine potential impairment by comparing the carrying value of the long-lived assets with the estimated future cash flows expected to result from the use of the assets, including cash flows from disposition. Should the sum of the expected future cash flows be less than the carrying value, the Company would recognize an impairment loss. An impairment loss would be measured by comparing the amount by which the carrying value exceeds the fair value of the long-lived assets. The Company recognized impairment losses in the amount of $588,802 and $68,700 as of December 31, 2005 and 2004, respectively.
Loss per share
SFAS No. 128, Earnings Per Share. This standard requires dual presentation of basic and diluted earnings per share on the face of the income statement for all entities with complex capital structures and requires a reconciliation of the numerator and denominator of the diluted loss per share computation.
Potentially issuable shares of common stock pursuant to outstanding stock options and warrants are excluded from the diluted computation, as their effect would be anti-dilutive.
Dividends
The Company has not yet adopted any policy regarding payment of dividends. No dividends have been paid or declared since inception.
Segment reporting
The Company follows Statement of Financial Accounting Standards No. 130, “Disclosures About Segments of an Enterprise and Related Information.” The Company operates as a single segment and will evaluate additional segment disclosure requirements as it expands its operations.
Consolidation policy
The accompanying Consolidated Financial Statements include the accounts of the Company and its majority-owned subsidiary partnerships and corporations, after elimination of all material inter-company accounts, transactions, and profits. Investments in unconsolidated subsidiaries representing ownership of at least 20% but less than 50%, are accounted for under the equity method. Non-marketable investments in which the Company has less than 20% ownership and in which it does not have the ability to exercise significant influence over the investee are initially recorded at cost and periodically reviewed for impairment.
Income taxes
The Company follows Statement of Financial Accounting Standard No. 109, “Accounting for Income Taxes” (“SFAS No. 109”) for recording the provision for income taxes. Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expenses or benefits are based on the changes in the asset or liability each period. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.
Deferred income taxes may arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or non-current, depending on the classification of assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.
Reclassifications
Certain reclassifications have been made to prior periods to conform to current presentation.
Recent pronouncements
In November 2004, the FASB issued SFAS No. 151, Inventory Costs, an amendment of ARB No. 43, Chapter 4. SFAS No. 151 amends the guidance in ARB No. 43, Chapter 4, Inventory Pricing, to clarify the accounting for abnormal amounts of idle facility expense, freight, handing costs, and spoilage. This statement requires that those items be recognized as current period charges regardless of whether they meet the criterion of “so abnormal” which was the criterion specified in ARB No. 43. In addition, this Statement requires that allocation of fixed production overheads to the cost of production be based on normal capacity of the production facilities. This pronouncement is effective for the Company beginning October 1, 2005. The Company does not believe adopting this new standard will have a significant impact to its financial statements.
In December 2004, the FASB issued SFAS No. 123 (revised 2004). Share-Based Payment, which is a revision of SFAS No. 123, Accounting for Stock-Based Compensation. SFAS No. 123(R) supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees and amends SFAS No. 95, Statement of Cash Flows. Generally, the approach in SFAS No. 123(R) is similar to the approach described in SFAS No. 123. However, SFAS No. 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. Pro forma disclosure is no longer an alternative. The new standard will be effective for the Company in the first interim or annual reporting period beginning after December 15, 2005.
In May 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion 20 and FASB Statement No. 3. This statement defines retrospective application as the application of a different accounting principle to prior accounting periods as if that principle had always been used or as the adjustment of previously issued financial statements to reflect a change in the reporting entity. This Statement also redefines restatement as the revising of previously issued financial statements to reflect the correction of an error. The new standard will be effective for the Company in the first interim or annual reporting period beginning after December 15, 2005.
Year end
The Company has adopted December 31 as its fiscal year end.
Note 3 – Material business combination
On April 9, 2004, the Company completed the purchase of DiscLive, Inc. a privately held company that secures contracts with various music artists to record live concert performances, by acquiring all of the outstanding capital stock for a total purchase price of $600,000. DiscLive, Inc.’s results of operations have been included in the consolidated financial statements since the date of acquisition
The aggregate purchase price consisted of 1,666,667 shares of the Company’s common stock valued at $600,000. The value of the 1,666,667 common shares issued was determined based on the average market price of the Company’s common shares at the time of acquisition. The company allocated $324,142 of the acquisition price to goodwill and the balance of $275,858 to assets and liabilities.
The following (unaudited) pro forma consolidated results of operations have been prepared as if the acquisition of DiscLive, Inc. had occurred at January 1, 2004:

Year Ended
December 31, 2004
Revenue, net	$379,588

Expenses:
General and administrative	2,488,649
General and administrative – related party	37,263
Depreciation expense	47,612
Compensation – related party	0

Total expenses:	2,573,524
Other income:	(30)

Net (loss):	(2,193,960)

Net income per share–basic and fully diluted	(.08)

The pro forma information is presented for informational purposes only and is not necessarily indicative of the results of operations that actually would have been achieved had the acquisition been consummated as of that time, nor is it intended to be a projection of future results.

Note 4 – Asset acquisition
     On February 28, 2005, the Company entered into an “Asset Purchase Agreement” with Moving Records, LLC, (“MR”) a private company established and operated in the State of Minnesota. Pursuant to the agreement, the Company acquired equipment valued at $288,998, intellectual property valued at $125,000 and agreed to assume a total of $138,606 in debt from MR under separate promissory note and $13,973 in accounts payable, in exchange for 2,500,000 shares of the Company’s $0.001 par value common stock. The fair value of the Company’s common stock on the date of the agreement was $450,000. The difference between the value of the stock issued and the fair market value of the assets acquired is $188,581, which the Company recorded as goodwill.
Note 5 — Going concern
As shown in the accompanying financial statements, the Company has accumulated net losses from operations totaling $7,195,600 as of December 31, 2005, the Company’s current liabilities exceeded its current assets by $2,222,038 and its total liabilities exceeded its total assets by $2,041,368. These factors raise substantial doubt about the Company’s ability to continue as a going concern.
The Company’s financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company has generated limited revenue from its planned principal operations. In order to obtain the necessary capital, the Company has historically raised funds via private offerings. The Company is dependent upon its ability to secure additional equity and/or debt financing and there are no assurances that the Company will be successful, and without sufficient financing it would be unlikely for the Company to continue as a going concern. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.
Note 6 – Fixed assets
Fixed assets consist of the following:

December 31,
2005
Computer and office equipment	$26,224
Recording equipment	-0-
Software	-0-

26,224
Less accumulated depreciation	(7,625)

Total	$18,599

Depreciation expense totaled $59,445 and $71,881 for the years ended December 31, 2005 and 2004, respectively.
Note 7 – Income taxes
For the year ended December 31, 2005, the Company incurred net operating losses and, accordingly, no provision for income taxes has been recorded. In addition, no benefit for income taxes has been recorded due to the uncertainty of the realization of any tax assets. At December 31, 2005, the Company had approximately $5,228,805 of federal and state net operating losses. The net operating loss carryforwards, if not utilized will begin to expire in 2017.

The components of the Company’s deferred tax asset are as follows:

	As of December 31,
	2005	2004
Deferred tax assets:
Net operating loss carryforwards	$5,228,805	$3,640,702

Total deferred tax assets	5,228,805	3,640,702

Deferred tax liabilities:
Depreciation	—	—

Net deferred tax assets before valuation allowance	5,228,805	3,604,702
Less: Valuation allowance	(5,228,805)	(3,604,702)

Net deferred tax assets	$-0-	$-0-

For financial reporting purposes, the Company has incurred a loss since inception to December 31, 2005. Based on the available objective evidence, including the Company’s history of losses, management believes it is more likely than not that the net deferred tax assets will not be fully realizable. Accordingly, the Company provided for a full valuation allowance against its net deferred tax assets at December 31, 2005.
A reconciliation between the amount of income tax benefit determined by applying the applicable U.S. and State statutory income tax rate to pre-tax loss is as follows:

	Year ended December 31,
	2005	2004
Federal and state statutory rate	$(1,777,794)	$(1,225,599)
Change in valuation allowance on deferred tax assets	1,777,794	1,225,599

	$-0-	$-0-

Note 8 – Notes payable and convertible debt

Dec. 31, 2005
Secured Convertible Promissory Notes, bearing interest at 10% per annum, due on April 1, 2006 (1)	$330,249

Secured Convertible Promissory Note, bearing interest at 10% per annum, due on April 1, 2006 (2)	600,000

Secured Convertible Promissory Note, bearing interest at 10% per annum, due on April 1, 2006 (3)	25,000

Secured Convertible Promissory Note, bearing interest at 10% per annum, due on April 1, 2006 (3)	50,000

Unsecured note from a related party bearing no interest and due on demand	43,000

Secured Promissory Note in favor of Community Bank, bearing interest at 7% per annum	18,606

Promissory Note, bearing interest at 7% per annum, due on April 1, 2006	100,000

Promissory Note, bearing no interest, due on April 1, 2006	5,000

Total Short-term debt	$1,171,855
(1) Pursuant to a Note Conversion Agreement, Waiver and Release, as amended, with these note-holders, the note-holders have agreed to convert $300,500 aggregate principal amount of the notes into Company common stock at a conversion price of $0.125 per share of common stock and waive any and all accrued but unpaid interest. The Note

Conversion Agreement, Waiver and Release, as amended, however, is subject to termination in the event the transaction between Radical Holdings LP and the Company is not consummated (See Note 12 – Subsequent Events).
(2) Pursuant to the Note Conversion Agreement, Waiver and Release, as amended, with this note-holder, the note-holder has agreed to convert $ 150,000 aggregate principal amount of this note into Company common stock at a conversion price of $0.125 per share of common stock and waive any and all accrued but unpaid interest. The Note Conversion Agreement, Waiver and Release, as amended, however, is subject to termination in the event the transaction between Radical Holdings LP and the Company is not consummated (See Note 12 – Subsequent Events).
(3)Pursuant to the Note Conversion Agreement, Waiver and Release, as amended, with this note-holder, the note-holder has agreed to convert all aggregate principal amount of this note into Company common stock at a conversion price of $0.125 per share of common stock and waive any and all accrued but unpaid interest. The Note Conversion Agreement, Waiver and Release, as amended, however, is subject to termination in the event the transaction between Radical Holdings LP and the Company is not consummated (See Note 12 – Subsequent Events).
Interest expense totaled $63,065 and $16,500 for the years ended December 31, 2005 and 2004, respectively.
Note 9 – Stockholders’ equity
The Company is authorized to issue 500,000,000 shares of its $0.001 par value common stock. All shares of common stock are subject to preemptive rights entitling each stockholder to subscribe for additional shares of common stock upon any additional issuance of common stock or any security convertible into shares of common stock.
On April 9, 2004, the Company acquired all the outstanding shares of DiscLive, Inc., a Delaware corporation, in exchange for 1,666,667 shares of the Company’s $0.001 par value common stock valued at $600,000, the fair value of the underlying shares.
On May 20, 2004, the Company issued 63,333 shares of its $0.001 par value common stock to a certain note holder who elected to convert their convertible notes totaling $9,500 into Company equity.
On May 20, 2004, the Company issued 10,000 shares of its $0.001 par value common stock to a company to acquire equipment valued at $3,000.
On May 20, 2004, the Company issued 200,153 shares of its $0.001 par value common stock to an individual for consulting services valued at $60,046, the fair market value of the underlying shares.
On May 20, 2004, the Company issued 50,000 shares of its $0.001 par value common stock to an individual for consulting services valued at $15,000, the fair market value of the underlying shares.
On May 20, 2004, the Company issued 10,417 shares of its $0.001 par value common stock to an individual upon the exercise of a warrant. The aggregate cash exercise price was $1,563.
On May 20, 2004, the Company issued 1,668,201 shares of its $0.001 par value common stock for cash in the amount of $500,460.
On May 20, 2004, the Company issued 167,000 shares of its $0.001 par value common stock for cash in the amount of $50,100.
On May 20, 2004, the Company issued 1,017,666 shares of its $0.001 par value common stock for cash totaling $305,300 pursuant to outstanding subscription agreements.
On June 25, 2004, the Company issued 130,000 shares of its $0.001 par value common stock for consulting services valued at $35,100, the fair market value of the underlying shares.
On November 30, 2004, the Company issued 1,839,000 shares of its $0.001 par value common stock for consulting services valued at $275,850, the fair market value of the underlying shares.
On February 28, 2005, the Company issued 2,500,000 shares of its $0.001 par value common stock pursuant to an “Asset Acquisition Agreement”. The fair market value of the underlying shares is $450,000.
On March 4, 2005, the Company issued 64,000 shares of its $0.001 par value common stock for consulting services valued at $7,680.

On July 6, 2005, the Company issued 50,000 shares of its $0.001 par value common stock for consulting services valued at $2,500, the fair market value of the underlying shares.
On September 15, 2005 and September 23, 2005, the Company issued 5,775,000 shares and 600,000 shares, respectively of its $0.001 par value common stock to key employees of the Company valued at $115,500 and $12,000, respectively.
As of December 31, 2005, there have been no other issuances of common stock.
Note 10 – Warrants and options
Warrants
For the year ended December 31, 2003, the Company issued 447,916 warrants to purchase common stock on a one-for-one basis at an exercise price of $0.15 per share of common stock. The fair value of the warrants has been estimated using the Black-Scholes option pricing model. The weighted average fair value of these warrants was $0.15. As of December 31, 2004, the Company recorded a consulting expense in the amount of $45,016. The following assumptions were used in computing the fair value of these warrants: weighted average risk-free interest rate of 4.50%, zero dividend yield, average volatility of the Company’s common stock of 355% and an expected life of the warrants of one year. On April 30, 2004, 437,499 warrants expired.
On May 20, 2004, the Company issued 10,417 shares of its $0.001 par value common stock for the exercise of warrants. The warrants were exercisable at $0.15 per share and the Company received proceeds totaling $1,563
On March 20, 2004, the Company issued warrants to purchase up to 200,000 shares of its $.001 par value common stock to Pangloss International, Inc. in connection with financial consulting activities. The warrants are exercisable at an average exercise price of $1.00 per share. The fair value of the warrants has been estimated using the Black-Scholes option pricing model. The weighted average fair value of these warrants was $0.05. As of December 31, 2004, the Company recorded a consulting expense in the amount of $9,993. The following assumptions were used in computing the fair value of these warrants: weighted average risk-free interest rate of 3.50%, zero dividend yield, average volatility of the Company’s common stock of 79% and an expected life of the warrants of one year. The warrants expired on March 20, 2005.
On March 22, 2004, the Company issued warrants to purchase up to 3,002,302 shares of its $.001 par value common stock to Jess Morgan & Co., Inc. in connection with financial consulting activities. The warrants are exercisable at an average exercise price of $0.20 per share. The fair value of the warrants has been estimated using the Black-Scholes option pricing model. The weighted average fair value of these warrants was $0.34. As of December 31, 2004, the Company recorded a consulting expense in the amount of $1,018,381. The following assumptions were used in computing the fair value of these warrants: weighted average risk-free interest rate of 3.50%, zero dividend yield, average volatility of the Company’s common stock of 79% and an expected life of the warrants of three years. The warrants will expire on March 22, 2007.
On March 22, 2004, the Company issued warrants to purchase up to 300,000 shares of its $.001 par value common stock to an individual in connection with financial consulting activities. The warrants are exercisable at an average price of $0.20 per share. The fair value of the warrants has been estimated using the Black-Scholes option pricing model. The weighted average fair value of these warrants was $0.34. As of December 31, 2004, the Company recorded a consulting expense in the amount of $101,760. The following assumptions were used in computing the fair value of these warrants: weighted average risk-free interest rate of 3.50%, zero dividend yield, average volatility of the Company’s common stock of 79% and an expected life of the warrants of three years. The warrants will expire on March 22, 2007.
On June 22, 2004, the Company issued warrants to purchase up to 350,000 shares of its $.001 par value common stock to Broad Street Ventures in connection with a consulting agreement. 175,000 warrants are exercisable at a price of $0.30 per share and 175,000 are exercisable at $0.75 per share. The fair value of the warrants has been estimated using the Black-Scholes option pricing model. The weighted average fair value of these warrants was $0.12 and $0.11, respectively. As of December 31, 2004, the Company recorded a consulting expense in the amount of $4,901 and unamortized costs totaling $34,299. The following assumptions were used in computing the fair value of these warrants: weighted average risk-free interest rate of 3.75%, zero dividend yield, average volatility of the Company’s common stock of 164% and an expected life of the warrants of three years. The warrants will expire on September 9, 2007.
On June 22, 2004, the Company issued warrants to purchase up to 133,333 shares of its $.001 par value common stock to individuals in connection with financial consulting services. The warrants are exercisable at a price of $0.30 per share. The fair value of the warrants has been estimated using the Black-Scholes option pricing model. The weighted average fair value of these warrants was $0.247. As of December 31, 2004, the Company recorded a consulting expense in the amount of $32,933. The following assumptions were used in computing the fair value of these warrants: weighted average risk-free interest rate of 3.75%, zero dividend yield, average volatility of the Company’s common stock of 101% and an expected life of the warrants of three years. The warrants will expire on February 19, 2006.
On June 22, 2004 and December 9, 2004, the Company issued warrants to purchase up to 89,947 shares of its $.001 par value common stock to Doman Technology Capital, Inc. in connection with consulting services. The warrants are exercisable at a price of $0.30 per share. The fair value of the warrants has been estimated using the Black-Scholes option pricing model. The weighted average fair value of these warrants was $0.23. As of December 31, 2004, the Company recorded a consulting expense in the amount of $19,227. The following assumptions were used in computing the fair value of these warrants: weighted average risk-free interest rate of 3.75%, zero dividend yield, average volatility of the Company’s common stock of 190.50% and an expected life of the warrants of two years. The warrants will expire on February 19, 2007.

		Weighted
		Average
	Number	Exercise
	Of Warrants	Price
Balance, January 1, 2004	447,916	$0.15

Warrants granted	4,075,582	0.33
Warrants expired	(437,499)	0.15
Warrants exercised	(10,417)	0.15

Balance, December 31, 2004	4,075,582	0.33

Exercisable, December 31, 2004	4,075,582	$0.33

Balance, January 1, 2005	4,075,582	$0.33
Warrants granted	-0-	-0-
Warrants exercised	-0-	-0-

Balance, December 31, 2005	4,075,582	$0.33

The following is a summary of information about the warrants outstanding at December 31, 2005:

Shares Underlying
Shares Underlying Warrants Outstanding				Warrants Exercisable
	Shares	Average	Weighted	Shares	Weighted
	Underlying	Remaining	Average	Underlying	Average
Range of	Warrants	Contractual	Exercise	Warrants	Exercise
Exercise Prices	Outstanding	Life	Price	Exercisable	Price
$0.20-0.75	4,075,582	2 years	$0.33	4,075,582	$0.33
Options
On April 14, 2004, the Company entered into an employment agreement with an individual as a result of its DiscLive acquisition. As additional consideration for services, the Company granted stock options to purchase up to 450,000 shares of its $0.001 par value common stock at an exercise price of $0.65 per share. The value of the options on the grant date using the Black-Scholes Model is $61,020, which has been recorded as compensation expense on the Statement of Operations as of December 31, 2004. As of December 31, 2005, the employment contract had been terminated and the Company entered into a subsequent agreement whereby it would re-purchase all of the options for cash consideration in the amount of $4,500, which remained unpaid at December 31, 2005. The following assumptions were used in computing the fair value of these options: weighted average risk-free interest rate of 3.75%, zero dividend yield, average volatility of the Company’s common stock of 85% and an expected life of the options of two years. The options expired on April 14, 2006.

On May 6, 2005, the Company entered into a consulting agreement with an individual. The Company granted 650,000 stock options to vest over a period of thirty-six months as consideration for the services performed. The value of the options on the grant date using the Black-Scholes Model is $52,910. The Company has recorded compensation expense in the amount of $13,230 representing the amortizable portion of the compensation as of December 31, 2005. The remaining balance of $39,680 has been recorded on the balance sheet as unamortized options. The following assumptions were used in computing the fair value of these options: weighted average risk-free interest rate of 4.50%, zero dividend yield, average volatility of the Company’s common stock of 161% and an expected life of the options of three years. The options expire on May 6, 2008.

		Weighted
		Average
	Number	Exercise
	Of Shares	Price
Balance, January 1, 2004	-0-	—
Options granted	450,000-	$0.65
Options exercised	(-0-)	—

Balance, December 31, 2004	450,000	0.65

Exercisable, December 31, 2004	450,000	$0.65

Balance, January 1, 2005	450,000	$0.65
Options granted	650,000	0.15
Options exercised	-0-	-0-

Balance, December 31, 2005	1,100,000	$0.35

The following is a summary of information about the options outstanding at December 31, 2005:

Shares Underlying
Shares Underlying Options Outstanding				Options Exercisable
	Shares	Average	Weighted	Shares	Weighted
	Underlying	Remaining	Average	Underlying	Average
Range of	Options	Contractual	Exercise	Options	Exercise
Exercise Prices	Outstanding	Life	Price	Exercisable	Price
$0.15-0.65	1,100,000	2 years	$0.35	1,100,000	$0.35
Note 11 – Related party transactions
Shareholder loans
During the year ended December 31, 2005, the Company received $686,449 in cash advances for operating expenses from shareholders of the Company (see Note 8 above).
During the year ended December 31, 2004, the Company received a loan of $43,000 aggregate principal amount from its Chief Executive Officer. This note does not bear interest and has no maturity date.
Note 12 – Subsequent events
On January 24, 2006, the Company entered into a “Securities Purchase Agreement” with Radical Holdings LP, a Texas limited partnership (“Radical”), which was subsequently amended on March 3, 2006. Pursuant to the Securities Purchase Agreement, as amended, the Company will adopt and file a Certificate of Designation, Rights and Preferences, establishing the Series “A” Convertible Preferred Stock, par value $0.001 per share to issue and sell to Radical. Subject to the terms of the Securities Purchase Agreement, as amended, Radical will purchase 4,392,286 shares of the Series A Preferred Stock for cash totaling $3,000,000, or $0.68 per share of Series A Convertible

Preferred Stock. The shares of Series A Convertible Preferred Stock are convertible, at any time at the option of the holders of the Series A Convertible Preferred Stock, into that aggregate number of full shares of Company common stock representing 95% of the total Company common stock outstanding after giving effect to the conversion.
As required by the Securities Purchase Agreement, the Company’s Board of Directors and shareholders will adopt and file amended and restated Articles of Incorporation authorizing its Board of Directors to fix and determine the voting powers, designations, preferences, limitations, restrictions and relative rights of the preferred stock of the Company, to delete the article providing for preemptive rights for holders of the Common Stock of the Company, to delete the provision that specifies that the principal place of business of the Company shall be in Clark County, Nevada and to effectuate a 100-for-1 reverse stock split of the outstanding common stock.
We will require approximately $750,000 of funds to operate our business at the desired level during year 2006. We presently do not generate sufficient cash from operations to fund our operating activities and, until recently, limited operations to that which we deemed to be critical.
Radical may, from time to time, in its sole discretion, prior to the closing of the purchase and sale of the Series A Convertible Preferred Stock, loan funds to us to pay outstanding liabilities, accounts payable or other obligations and to provide necessary funds to operate our business. Any funds loaned to us are required:
     (i) to be applied in strict accordance with the uses approved by Radical;
     (ii) if the closing of the purchase and sale of the Series A Convertible Preferred Stock occurs, to be fully credited towards the aggregate purchase price of the Series A Convertible Preferred Stock; and
     (iii) if the Purchase Agreement is terminated for any reason whatsoever, to be repaid in full to Radical, without interest and without deduction thereon, within thirty (30) days following the date of the termination of the Purchase Agreement.
In the event that any funds loaned to us are not repaid pursuant to item (iii) immediately above, we will make in favor of Radical a non-interest bearing note in the aggregate amount loaned by Radical to us and grant Radical a security interest in all of our assets to secure the repayment of all the amounts due and payable under such note or notes. The note or notes shall have a term of ninety (90) days, and the note or notes and security agreement shall be in a form reasonably satisfactory to Radical. As of March 31, 2006, Radical has loaned us an aggregate of $287,000.

ANNEX A
SECURITIES PURCHASE AGREEMENT
by and among
IMMEDIATEK, INC.
ZACH BAIR,
PAUL MARIN
and
RADICAL HOLDINGS LP
Dated as of January 24, 2006

 i

INDEX TO DISCLOSURE SCHEDULES

SCHEDULE 2.01(b)	Subsidiaries
SCHEDULE 2.05(a)	Outstanding Capital Stock
SCHEDULE 2.08	Liabilities
SCHEDULE 2.09	Events Subsequent to the Balance Sheet Date
SCHEDULE 2.10	Litigation
SCHEDULE 2.12(a)	Authorization to Intellectual Property
SCHEDULE 2.12(c)	List of Intellectual Property
SCHEDULE 2.12(d)	Agreements Concerning Intellectual Property
SCHEDULE 2.12(g)	Intellectual Property Assignments
SCHEDULE 2.13(b)	Real Property
SCHEDULE 2.14	Assets
SCHEDULE 2.15	Insurance
SCHEDULE 2.16	Taxes
SCHEDULE 2.17	Agreements
SCHEDULE 2.23	Transaction with Affiliates
SCHEDULE 2.24(b)	List of Employees
SCHEDULE 2.24(e)	List of Employment Agreements
SCHEDULE 2.26	Employee Benefits
SCHEDULE 2.32	Registration Rights
SCHEDULE 5.06	Continuing Warrants and Options
SCHEDULE 5.14	Use of Proceeds
SCHEDULE 5.18	Other Items

INDEX TO EXHIBITS

EXHIBIT A	Form of Certificate of Designation for Series A Preferred
EXHIBIT B	Form of Amended and Restated Articles of Incorporation
EXHIBIT C	Bylaws of ITEK
EXHIBIT D	Investor’s Rights Agreement
EXHIBIT E	Form of Escrow Agreement
EXHIBIT F	Form of Employment Agreement
EXHIBIT G	Form of Waiver of Preemptive Rights
EXHIBIT H	Form of Satisfaction Agreement
EXHIBIT I	Form of Cancellation Agreement

SECURITIES PURCHASE AGREEMENT
     This SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of January 24, 2006, is entered into by and among Immediatek, Inc., a Nevada corporation (the “Company”), Radical Holdings LP, a Texas limited partnership (the “Purchaser”), Paul Marin, an individual residing in the State of Texas (“Marin”), and Zach Bair, an individual residing in the State of Texas (“Bair,” and together with Marin, the “Controlling Shareholders”). Certain capitalized terms used herein are defined in Section 7.19 of this Agreement.
     A. The Company intends to adopt and file a Certificate of Designation, Rights and Preferences (the “Certificate of Designation”) in the form attached hereto as Exhibit A and incorporated herein by reference, establishing the Series A Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Series A Preferred Stock”).
     B. The Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, 4,392,286 shares of the Series A Preferred Stock (the “Series A Shares” or the “Shares”) on the terms and subject to the conditions set forth in this Agreement.
     C. The Shares will be convertible into that aggregate number of full shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), representing at least 95% of the total voting power of all outstanding shares of capital stock of the Company, including outstanding Common Stock, subject to adjustment as provided in the Certificate of Designation.
     D. Among other conditions to the consummation of the transactions contemplated by this Agreement, the Company’s Board of Directors and shareholders are required to adopt, and the Company intends to file, Amended and Restated Articles of Incorporation (the “Restated Articles”) in the form attached hereto as Exhibit B and incorporated herein by reference, amending the Articles of Incorporation to, among other items, authorize its Board of Directors to fix and determine the voting powers, designations, preferences, limitations, restrictions and relative rights of the preferred stock of the Company, to delete the article providing for preemptive rights for holders of the Common Stock of the Company and to delete the provision that specifies that the principal place of business of the Company shall be in Clark County, Nevada.
     E. Among other conditions to the consummation of the transactions contemplated by this Agreement, the Company’s Board of Directors and shareholders are required to adopt and approve, and the Company will cause to occur, a ten-for-one reverse split of the Company’s Common Stock (the “Reverse Split”).
AGREEMENT
     NOW, THEREFORE, in consideration of the premises, representations, warranties and the mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I.
THE SECURITIES
     Section 1.01 Issuance, Sale and Delivery of the Series A Shares at the Closing. At the Closing (as defined in Section 1.02 hereof), on the terms and subject to the conditions of this Agreement, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, the Series A Shares, at a price of $0.683015632 per share (the “Share Purchase Price”) for an aggregate purchase price of $3,000,000 (the “Total Purchase Price”), which the Company and the Purchaser agree to be the fair market value of the Series A Shares as of the date hereof.
      Section 1.02 Closing. The Closing shall take place at 10:00 a.m. (local time) at the offices of Jenkens & Gilchrist, P.C., 1445 Ross Avenue, Suite 3700, Dallas, Texas 75202, on February 22, 2006, or at such other location, date and time as may be agreed upon between the Company and the Purchaser (such closing being called the “Closing” and such date and time being called the “Closing Date”). At the Closing, the Company shall issue and deliver to the Purchaser a duly issued certificate representing the 4,392,286 Series A Shares. As payment in full for the Series A Shares, on the Closing Date, the Purchaser shall (i) pay $230,000, by wire transfer or check, to the Company, which amount shall be applied as required by Section 5.14, and (ii) deposit $2,770,000, by wire transfer or check, in the escrow account established pursuant to the Escrow Agreement (as defined herein).
ARTICLE II.
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
     The Company and the Controlling Shareholders, severally but not jointly, represent and warrant to the Purchaser, as of the Closing Date, that except as set forth in the Schedules attached hereto:
     Section 2.01 Organization, Qualifications and Corporate Power.
          (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada. The Company is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification, except where the failure to be so licensed, qualified or in good standing would not result in a Material Adverse Change. The Company has full corporate power and authority to own and hold its properties and to carry on its business as now conducted and as proposed to be conducted, execute, deliver and perform this Agreement and each of the other Transaction Documents, to issue, sell and deliver the Shares (subject to the requisite shareholder approval of the Restated Articles), and to issue and deliver the shares of Common Stock issuable upon conversion of the Shares (collectively, the “Preferred Stock Conversion Shares”).

          (b) Except as set forth on Schedule 2.01(b), the Company has no Subsidiaries and the Company does not (i) own of record or beneficially, directly or indirectly, (A) any shares of capital stock or securities exercisable or exchangeable for, or convertible into, capital stock of any other entity or (B) any participating interest in any partnership, joint venture or other non-corporate business enterprise or (ii) control, directly or indirectly, any other entity. The Company has no commitments or plans to establish any additional Subsidiaries.
          (c) Each Subsidiary has been duly formed, organized or incorporated, as the case may be, and is validly existing as a corporation, limited partnership or limited liability company in good standing under the laws of its respective jurisdiction of formation, organization or incorporation. Each Subsidiary has been duly qualified or registered to do business and is in good standing as a foreign corporation, partnership or limited liability company, as the case may be, in each other jurisdiction in which the ownership or leasing of its properties or the nature or conduct of its business as now conducted, and as proposed to be conducted, requires such qualification or registration, except where the failure to do so would not result in a Material Adverse Change. DiscLive Inc., a Delaware corporation (“DiscLive”), is, and will be as of the Closing Date, a wholly-owned subsidiary of the Company.
     Section 2.02 Authorization; No Conflict; No Violation.
          (a) The execution and delivery by the Company of this Agreement and each of the other Transaction Documents and the performance of its obligations hereunder and thereunder; (b) the filing of the Restated Articles with the Secretary of State of the State of Nevada or such other appropriate authority or agency in the State of Nevada; (c) the effectuation of the Reverse Split; (d) the issuance, sale and delivery to the Purchaser of the Shares; and (e) the issuance and delivery of the Preferred Stock Conversion Shares have been duly authorized by all requisite corporate action on the part of the Company’s Board of Directors and shareholders (other than items (b), (c) and (d), which are subject to the requisite shareholder approval of the Restated Articles and the Reverse Split) and will not (i) result in a violation of the Company’s Articles of Incorporation, as amended or modified (the “Charter”), or the Company’s Bylaws, as amended or modified (the “Bylaws”), (ii) result in a violation of any applicable law, rule or regulation, or any applicable order, injunction, judgment or decree of any court or other agency of government, except such violations that would not result in a Material Adverse Change, (iii) conflict with, result in a breach of, or constitute (or, with due notice or lapse of time or both, would constitute) a default under, or give rise to any right of termination, acceleration or cancellation under, any indenture, agreement, contract, license, arrangement, understanding, evidence of indebtedness, note, lease or other instrument to which the Company or any of its properties or assets is bound, (iv) result in the creation or imposition of any Lien, charge, restriction, claim or encumbrance of any nature whatsoever upon the Company or any of the Company’s properties or assets, or (v) require any consent, approval, notification, waiver or other similar action from any third party (other than the requisite shareholder approval of the Restated Articles and the Reverse Split). A true, correct and complete copy of the Bylaws is attached as Exhibit C to this Agreement.

     Section 2.03 Consents and Approvals. Subject to the accuracy of the Purchaser’s representations and warranties set forth in Article III hereof, no registration or filing with, or consent or approval of or other action by, any federal, state or other governmental agency or instrumentality or any third party is or will be necessary for (a) the Company’s valid execution, delivery and performance of this Agreement and the other Transaction Documents, (b) the Company’s issuance, sale and delivery of the Shares, (c) the Company’s issuance and delivery of the Preferred Stock Conversion Shares upon conversion of the Shares and (d) consummation of the Reverse Split, other than (x) the Restated Articles and the Certificate of Designation that will be filed with the Secretary of State of the State of Nevada on or before the Closing Date, (y) those which have previously been obtained or made, or (z) those which are required to be made under federal or state securities laws, which will be obtained or made, and will be effective within the time periods required by law.
     Section 2.04 Validity. This Agreement and each of the other Transaction Documents have been duly executed and delivered by the Company and the Controlling Shareholders and constitute the legal, valid and binding obligations of the Company and the Controlling Shareholders, enforceable against the Company and the Controlling Shareholders in accordance with their terms.
     Section 2.05 Authorized Capital Stock.
          (a) The Company’s authorized capital stock consists of (i) 5,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), of which 4,392,286 shares shall be fixed and determined as Series A Preferred Stock pursuant to the Certificate of Designation, and (ii) 500,000,000 shares of Common Stock. No other series or class of Preferred Stock has been established or fixed. Immediately after the Closing, the number of shares of Preferred Stock and Common Stock set forth on Schedule 2.05(a) will be validly issued and outstanding, fully paid and nonassessable. In addition, immediately prior to the Closing, a sufficient number of shares of Common Stock will be reserved for issuance upon issuance of the Preferred Stock Conversion Shares, which shall be subject to adjustment based upon adjustments to the conversion price of the Series A Preferred Stock. No shares are held in the Company’s treasury. The names of the shareholders of record and the holders of all subscriptions, warrants, options, convertible securities, and other rights (contingent or other) (the “Other Security Holders”) to purchase or otherwise acquire equity securities of the Company, and the number of shares of stock and the number of such subscriptions, warrants, options, convertible securities, and other such rights (the “Other Securities”) held by each are as set forth in Schedule 2.05(a) hereto as of the date hereof and the Closing Date. The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of each class and series of the Company’s authorized capital stock, are as set forth in the Restated Articles, and all such designations, powers, preferences, rights, qualifications, limitations and restrictions are valid, binding and enforceable and in accordance with all applicable laws. Except as set forth in Schedule 2.05(a) hereto: (i) no Person owns of record any share of the Company’s capital stock, (ii) no subscription, warrant, option, convertible security, or other right (contingent or other) to purchase or otherwise acquire equity securities or equity related securities of the Company is authorized or outstanding, and (iii) there is no commitment by the Company to issue shares, subscriptions, warrants, options, convertible or exchangeable securities, or other such rights or to distribute to holders of any of its equity securities any evidence of indebtedness or asset. Except as set forth in Schedule 2.05(a) hereto, the Company has no obligation (contingent or other) to purchase, repurchase, redeem, retire or otherwise acquire any of its equity securities or equity related securities or any interest therein or to pay any dividend or make any other distribution in respect thereof. Except as set forth in Schedule 2.05(a), no stock plan, stock purchase plan, stock option or other agreement or understanding between the Company and any holder of any equity securities of the Company, or rights to purchase equity securities of the Company, provides for acceleration or other changes in the vesting provisions or other terms of such securities, as the result of any merger, sale of stock or assets, change in control or other similar transaction by the Company. Other than as set forth in this Agreement and except as set forth on Schedule 2.05(a), to the Company’s knowledge, there are no voting trusts or agreements, stockholders’ agreements, pledge agreements, buy-sell agreements, rights of first refusal, preemptive rights or other similar rights or proxies relating to any of the Company’s securities, or agreements relating to the issuance, sale, redemption, transfer or other disposition of the Company’s securities. All of the outstanding securities of the Company were issued in compliance with all applicable federal and state securities laws.
     (b) The Shares have been duly authorized by the Company. When the Shares are issued and delivered against payment therefor, and in accordance with the terms and conditions of this Agreement, the Shares will be duly and validly issued, fully paid and nonassessable and will be free and clear of all Liens, charges, restrictions, claims and encumbrances, other than restrictions on transfer imposed by the Securities Act and applicable state securities laws. The Preferred Stock Conversion Shares have been duly reserved for issuance upon conversion of the Series A Preferred Stock and, when so issued in accordance therewith, will be duly authorized, validly issued, fully paid and nonassessable shares of Common Stock and will be free and clear of all Liens, charges, restrictions, claims and encumbrances, other than restrictions on transfer imposed by the Securities Act and applicable state securities laws. Neither the issuance, sale or delivery of the Shares, nor the issuance or delivery of the Preferred Stock Conversion Shares is subject to any preemptive right of the Company’s stockholders or to any right of first refusal or other right in favor of any Person. The consummation of the transactions contemplated hereunder will not result in any anti-dilution adjustment or other similar adjustment to any of the Company’s outstanding securities. Any Person with any right (other than the Purchaser) to purchase securities of the Company, which would be triggered as a result of the transactions contemplated under this Agreement, has waived such rights.
     (c) Immediately after the Closing, the voting power of the Shares will represent at least 95% of the total voting power of all outstanding shares of capital stock of the Company, including outstanding Common Stock.
     Section 2.06 Reports and Financial Statements. The Company has furnished or made available to the Purchaser true and complete copies of all reports or registration statements it has filed with the Securities and Exchange Commission (the “SEC”) under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for all periods subsequent to November 1, 2002, all in the form so filed (collectively the “Company SEC Documents”). As of their respective filing dates, the Company SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and, as of its respective filing date, no Company SEC Document filed under the Exchange Act contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances in which they were made, not misleading, except to the extent corrected by a subsequently filed document with the SEC prior to the Closing Date. No Company SEC Document filed under the Securities Act contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading at the time such Company SEC Documents became effective under the Securities Act. The Company’s financial statements, including the notes thereto, included in the Company SEC Documents (the “Financial Statements”) comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles consistently applied (“GAAP”) and present fairly the Company’s consolidated financial position at the dates thereof and of its operations and cash flows for the periods specified (subject, in the case of unaudited statements, to normal audit adjustments). Since the date of the most recent Company SEC Document, the Company has not effected any change in any method of accounting or accounting practice, except for any such change required because of a concurrent change in GAAP. No event since November 1, 2004, has occurred that requires the filing of a Current Report on Form 8-K (an “8-K”) with the SEC for which an 8-K has not been so filed. Since November 1, 2003, the Company has timely filed all material reports, registration statements and other filings required by the SEC.
     Section 2.07 Disclosure Controls and Procedures.
          (a) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act) that (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, particularly during the periods in which the filings made by the Company with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act are being prepared, (ii) have been evaluated for effectiveness as of the end of each of the most recent fiscal year and most recent fiscal quarter of the Company, and (iii) are effective to perform the functions for which they were established.
          (b) The independent registered public accountants and the Audit Committee of the Board of Directors, or, if no Audit Committee of the Board of Directors exists, the Board of Directors (the “Board”) of the Company, have been advised of (i) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data, and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; any material weaknesses in internal controls have been identified for the accountants; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

          (c) The principal executive officer and principal financial officer of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the SEC, each in effect on the date thereof, and the statements contained in any such certification were complete and correct as of their respective dates. The Company is otherwise in material compliance with all applicable provisions of the Sarbanes-Oxley Act that are effective.
     Section 2.08 No Undisclosed Liabilities. The Company has no liabilities (whether accrued, absolute, contingent or otherwise, known or unknown, and whether due or to become due or asserted or unasserted), except (a) liabilities provided for in the Financial Statements (other than liabilities which, in accordance with GAAP, need not be disclosed), (b) liabilities (including accounts payable) incurred since September 30, 2005 (the “Balance Sheet Date”) in the ordinary course of business consistent with past practice that are no greater than $10,000 in the aggregate, (c) such other liabilities which are no more than $5,000 individually or $10,000 in the aggregate, or (d) as set forth on Schedule 2.08. Except as set forth on Schedule 2.08, the Company knows of no basis for the assertion against the Company of any liabilities not adequately reflected or reserved against in the Financial Statements. Schedule 2.08 also contains a true, complete and correct listing of all of the indebtedness owed by, and accounts payable and any and all other liabilities (contingent or otherwise) of, the Company or any of its Subsidiaries and the names and amounts owed to each of the respective payees of such obligations (the “Debtholders”). The Company agrees to update such list as of the Closing Date.
     Section 2.09 Events Subsequent to the Balance Sheet Date. Except as set forth on Schedule 2.09, since September 30, 2005:
          (a) there has been no Material Adverse Change nor has any event occurred which could reasonably be expected to result in any Material Adverse Change;
          (b) there has not been any payment of, setting of a record date for, or declaration, setting aside or authorizing the payment of, any dividend or other distribution in respect of any shares of capital stock of the Company or any purchase, repurchase, retirement, redemption or other acquisition by the Company, of any of the outstanding shares of capital stock or other securities of, or other ownership interest in, the Company;
          (c) there has not been any transfer, issue, sale or other disposition by the Company of any shares of capital stock or other securities of the Company or any grant of options, warrants, calls or other rights to purchase or otherwise acquire shares of such capital stock or such other securities;
          (d) the Company has not increased the compensation payable or to become payable, or awarded or paid any bonuses to employees, officers, directors, consultants, advisors, agents, stockholders or representatives of the Company nor has the Company either entered into any employment, deferred compensation, severance or similar agreements (nor amended any such agreement) or agreed to increase the compensation payable or to become payable by it to any of the Company’s employees, officers, directors, consultants, independent contractors, advisors, agents, shareholders or representatives or agreed to increase the coverage or benefits available under any severance pay, deferred compensation, bonus or other incentive compensation, pension or other employee benefit plan, payment or arrangement made to, for or with such employees, officers, directors, consultants, independent contractors, advisors, agents, shareholders or representatives;
          (e) the Company has not made any loans, advances, guarantees or capital contributions to, or investments in, any Person, or acquired any assets or securities of any Person involving more than $1,000 individually or $5,000 in the aggregate, other than ordinary advances for expenses incurred in the ordinary course of business;
          (f) there has not been satisfaction or discharge of any Lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and that has not resulted in a Material Adverse Change;
          (g) there has not been any termination of, or change to, a material contract or arrangement by which the Company or any of its assets is bound or subject;
          (h) there has not been any resignation or termination of employment of any employees, officers, directors, consultants, advisors, agents or representatives of the Company;
          (i) the Company has not transferred or granted any rights under any contracts, leases, licenses, agreements or Intellectual Property (as defined in Section 2.12 hereof) used by the Company in its business;
          (j) there has not been any damage, destruction or loss, whether or not covered by insurance, with respect to the property or assets of the Company having a replacement cost of more than $1,000 for any single loss or $5,000 for all such losses in the aggregate;
          (k) the Company has not mortgaged, pledged or subjected to any Lien or encumbrance any of its assets, acquired any assets, or sold, assigned, transferred, conveyed, leased or otherwise disposed of any assets, except for assets acquired or sold, assigned, transferred, conveyed, leased or otherwise disposed of in the ordinary course of business consistent with the Company’s past practice or Liens for taxes not yet due or payable;
          (l) the Company has not canceled or compromised any debt or claim, or amended, canceled, terminated, relinquished, waived or released any contract or right or settled any claim;
          (m) the Company has not made, or entered into any binding commitment to make, any capital expenditures or capital additions or betterments in excess of $5,000 in the aggregate;
          (n) the Company has not incurred any debts, obligations or liabilities, whether due or to become due, except current liabilities incurred in the usual and ordinary course of business, none of which current liabilities (individually or in the aggregate) has resulted in, or could reasonably be expected to result in, a Material Adverse Change;

          (o) the Company has not entered into any material transaction except for this Agreement and the other Transaction Documents;
          (p) the Company has not encountered, or to its knowledge, been threatened with, any labor disputes, strikes, slowdowns, work stoppages or labor union organizing activities;
          (q) the Company has not made any change in the Company’s accounting principles, methods or practices or depreciation or amortization policies or rates theretofore adopted;
          (r) the Company has not disclosed to any Person any trade secrets or confidential information, except for disclosures made to Persons subject to valid and enforceable confidentiality agreements or as required by applicable law;
          (s) the Company has not suffered or experienced any change in the relationship or course of dealings between the Company and any of its suppliers or customers which supply goods or services to the Company or purchase goods or services from the Company;
          (t) the Company has not made any payment to, or received any payment from, or made or received any investment in, or entered into any transaction or series of related transactions (including, without limitation, the purchase, sale, exchange or lease of assets, property or services, or the making of a loan or guarantee) with any Affiliate or any members of their immediate families or any legal entity controlled by either one of them; and
          (u) the Company has not entered into any agreement or commitment (contingent or otherwise) to do any of the foregoing.
     Section 2.10 Litigation; Compliance with Law.
          (a) Except as set forth on Schedule 2.10, there is no (i) action, suit, claim, proceeding or investigation pending or, to the best of the Company’s knowledge, threatened, against or affecting the Company or its properties or assets, at law or in equity, or before or by any federal, state, municipal or other governmental body, department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) arbitration proceeding pending or, to the best of the Company’s knowledge, threatened, against or affecting the Company or its properties or assets, or (iii) governmental inquiry pending or, to the best of the Company’s knowledge, threatened, against or affecting the Company or its properties or assets (including, without limitation, any inquiry as to the Company’s qualification to hold or receive any license or permit), and to the best of the Company’s knowledge, there is no basis for any of the foregoing. The Company is not in default with respect to any order, writ, judgment, injunction or decree known to or served upon the Company of any court or of any federal, state, municipal or other governmental body, department, commission, board, bureau, agency or instrumentality, domestic or foreign. Except as set forth on Schedule 2.10, there is no action, suit, proceeding or investigation by the Company pending, threatened or contemplated against others.

          (b) The Company has not received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed, from a legal standpoint, to any liability or disadvantage that may be material to its business, prospects, financial condition, operations, property or affairs. The Company has complied, in all material respects, with all laws, rules, regulations and orders applicable to its business, operations, properties, assets, products and services, the Company has all material permits, licenses and other authorizations required to conduct its business as presently conducted and the Company has been operating its business pursuant to and in compliance with the terms of all such permits, licenses and other authorizations. There is no existing law, rule, regulation or order, and the Company is not aware of any proposed law, rule, regulation or order, whether federal, state, county or local, which would prohibit or restrict the Company from, or otherwise adversely affect the Company in, conducting its business in any jurisdiction in which it is now conducting business.
     Section 2.11 Proprietary Information.
          (a) No third party has claimed or, to the best of the Company’s knowledge, has reason to claim, that any Person employed or retained by, or affiliated with, the Company has (i) violated, or may be violating, any of the terms or conditions of an employment, non-competition or non-disclosure agreement with such third party, (ii) disclosed, or may be disclosing, or utilized, or may be utilizing, any trade secret or proprietary information or documentation of such third party, or (iii) interfered, or may be interfering, in the employment relationship between such third party and any of its present or former employees. No third party has requested information from the Company that suggests that such a claim might be contemplated. To the Company’s knowledge, no Person employed by the Company or an Affiliate of the Company has employed, or proposes to employ, any trade secret or any information or documentation proprietary to any former employer, and, to the Company’s knowledge, no Person employed by the Company or an Affiliate of the Company has violated any confidential relationship that such Person may have had with any third party in connection with the development, manufacture or sale of any product or proposed product of the Company or the development or sale of any service or proposed service of the Company, and the Company has no reason to believe there will be any such employment or violation. Neither the execution or delivery of this Agreement or any of the other Transaction Documents, nor the conduct or proposed conduct of the Company’s business, nor the participation of any of the Company’s officers, directors or employees in the conduct of the Company’s business, will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any such Person is obligated to a third party.
          (b) Each employee, officer, consultant, advisor, agent and representative of the Company has entered into and executed a Employee Non-Disclosure, Non-Solicitation and Proprietary Information and Inventions Agreement or Non-Employee Non-Disclosure, Non-Solicitation and Proprietary Information and Inventions Agreement, as the case may be, substantially in the forms which have been delivered to the Purchaser (collectively, the “Non-Disclosure and Proprietary Information and Inventions Agreement”), or an employment or consulting agreement containing substantially similar terms, and such agreements are in full force and effect. The Company is not aware that any of its employees, officers, consultants, advisors, agents and representatives is in violation of such agreements, and the Company will use its best efforts to prevent any such violation. In addition, to the best of the Company’s knowledge, no current or former employee, officer, director, consultant, advisor, agent, or representative has excluded works or inventions made prior to his or her employment or consulting relationship with the Company from his or her assignment of inventions pursuant to their Non-Disclosure and Proprietary Information and Inventions Agreement.
     Section 2.12 Intellectual Property.
          (a) Except as set forth in Schedule 2.12(a), the Company has all right, title and interest in and to all patents and patent rights, trademarks and trademark rights, trade names and trade name rights, service marks and service mark rights, service names and service name rights, brand names, inventions, processes, formulae, copyrights and copyright rights, trade dress, business and product names, logos, slogans, trade secrets, industrial models, processes, designs, methodologies, computer programs (including all source codes) and related documentation, technical information, manufacturing, engineering and technical drawings, know-how, concepts and all pending applications for and registrations of patents, trademarks, service marks and copyrights (together, “Intellectual Property”) necessary for its business as now conducted and as proposed to be conducted, without any conflict with or infringement upon the rights of others. Except as set forth in Schedule 2.12(a), all registrations on behalf of the Company with and applications to governmental or regulatory authorities in respect of all Intellectual Property of the Company are valid and in full force and effect and are not subject to (i) any suits or other judicial or administrative proceedings challenging their validity or enforceability, or (ii) any other actions by the Company to maintain their validity or effectiveness, except for the routine payment of governmental fees and the submission of oaths or other evidence required by statute. Except as set forth in Schedule 2.12(a) and Schedule 2.12(c) hereto, there are no outstanding options, licenses, security interests, or other interests or agreements of any kind relating to the Intellectual Property of the Company. Except as set forth in Schedule 2.12(a) hereto, no other Person (other than licensors of software that is generally commercially available, licensors of Intellectual Property under the agreements disclosed pursuant to paragraph (d) below and non-exclusive licensees of the Company’s Intellectual Property in the ordinary course of the Company’s business) has any rights to any of the Intellectual Property owned or used by the Company, and, to the Company’s knowledge, no other Person is infringing upon, violating or misappropriating any of the Company’s Intellectual Property.
          (b) The Company has not, nor has it received any communications alleging that the Company has violated, or, by conducting its business as now conducted or as proposed to be conducted, would violate any of the Intellectual Property of any other Person. The Company is not aware that any employee of the Company is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Company or that would conflict with the business of the Company as now conducted or as proposed to be conducted. To the Company’s knowledge, neither the execution and delivery of this Agreement or any of the other Transaction Documents, nor the carrying on of the business of the Company by the Company’s employees, nor the conduct of the business of the Company as now conducted or as proposed to be conducted, will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. The Company is not aware of any instances where its employees, agents, advisors, consultants, independent contractors or representatives, have transferred Intellectual Property of the Company or its Subsidiaries without the Company’s consent. To the Company’s knowledge, the Company is not required to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by the Company.
          (c) Schedule 2.12(c) hereto sets forth each (i) patent that has been issued or assigned to the Company with respect to any of its Intellectual Property, (ii) pending patent application that the Company has made with respect to any of its Intellectual Property, (iii) any copyright or trademark registration or application with respect to the Company’s Intellectual Property, and (iv) license or other agreements pursuant to which the Company has granted any rights to any third party with respect to any of its Intellectual Property.
          (d) Schedule 2.12(d) hereto sets forth each agreement with a third party pursuant to which the Company obtains rights to Intellectual Property material to the business of the Company (other than software that is generally commercially available) that is owned by a party other than the Company. Other than license fees for software that is generally commercially available and except as disclosed on Schedule 2.12(d) hereto, the Company is not obligated to pay any royalties or other compensation to any third party in respect of their ownership, use or license of any of such third party’s Intellectual Property.
          (e) The Company has taken reasonable precautions (i) to protect its rights in its Intellectual Property and (ii) to maintain the confidentiality of its trade secrets, know-how and other confidential Intellectual Property, and to the Company’s knowledge, there have been no acts or omissions by the officers, directors, shareholders or employees of the Company, the result of which would be to compromise the rights of any aspects of the Company to apply for or enforce appropriate legal protection of any aspects of the Company’s Intellectual Property that are material to the Company’s business as conducted or as proposed to be conducted at the time of such acts or omissions.
          (f) The products, processes, proprietary technology and other proprietary know-how owned or used by the Company were developed by the Company’s present or former employees or independent contractors or consultants. The concepts, inventions and original works of authorship owned or used by the Company were developed or conceived by employees, independent contractors or consultants within the scope of their employment or retention by the Company and are connected with the Company’s underlying products, services, processes and proprietary technology. With respect to any independent contractors or consultants who were used or employed by the Company in the development of the products, processes, proprietary technology and other proprietary know-how owned or used by the Company, each has executed valid “work for hire” agreements and/or assignments of all rights to such products, processes, proprietary technology and other proprietary know-how. No portion of the Company’s Intellectual Property was jointly developed with any third party other than those who have assigned their entire right, title and interest therein to the Company.

          (g) Except as disclosed in Schedule 2.12(g) hereto, neither the Company nor any Subsidiary has granted or assigned to any other Person the right to manufacture any products or develop or conduct research on any Intellectual Property or other services of the Company.
          (h) The Company is unaware that any of its officers, employees or consultants has disclosed, or may be disclosing, or has utilized, or may be utilizing, any trade secret or proprietary information of any third party; or has unlawfully interfered, or may be unlawfully interfering, in the employment relationship with any third party and any of its present or former employees.
          Section 2.13 Real Property.
          (a) The Company does not own any real property.
          (b) Schedule 2.13(b) hereto sets forth a complete list of all leases of real property by, or interests in real property of, the Company (each a “Real Property Lease,” and collectively, the “Real Property Leases”) as lessee or lessor. Each of the Real Property Leases identified in Schedule 2.13(b) is a valid and subsisting agreement, duly authorized and entered into and enforceable in accordance with its terms, and there is no default under any Real Property Lease by the Company, or to the Company’s knowledge, by any other party thereto, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a default thereunder. As a result of each of the Real Property Leases, the Company holds a valid leasehold interest free and clear of any Liens, charge, restrictions, claims or encumbrances of any nature whatsoever. The Company has delivered or otherwise made available to the Purchaser and its counsel, true, correct and complete copies of the Real Property Leases, together with all amendments, modifications, supplements or side letters effecting the obligations of any party thereunder. The real property premises leased by the Company under the Real Property Leases are in good operating condition, normal wear and tear accepted, are reasonably fit and useable for the purpose for which they are being used, are adequate and sufficient for the Company’s business, and conform to all material respects to all applicable laws.
          Section 2.14 Assets. Except as set forth in Schedule 2.14 hereto, the Company has good, legal and marketable title to all of its personal property and assets, in each case free and clear of all Liens, charges, restrictions, claims or encumbrances of any nature whatsoever. With respect to the material personal property and material assets that the Company leases (each a “Personal Property Lease,” and collectively, the “Personal Property Leases”) (a) the Company is in compliance with such Personal Property Leases, and (b) the Company holds a valid leasehold interest free and clear of any Liens, charges, restrictions, claims or encumbrances of any nature whatsoever. Each of the Personal Property Leases is a valid and subsisting agreement, duly authorized and entered into and enforceable in accordance with its terms, and there is no default under any Personal Property Lease by the Company or, to the Company’s knowledge, by any other party thereto, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a default thereunder. The Company has delivered or otherwise made available to the Purchaser and its counsel true, correct and complete copies of the Personal Property Leases, together with all amendments, modifications, supplements or side letters affecting the obligations of any party thereunder. All material items of personal property and assets owned or leased by the Company are in good operating condition, normal wear and tear excepted, are reasonably fit and usable for the purposes for which they are being used, are adequate and sufficient for the Company’s business, and conform in all material respects with all applicable laws. The carrying value of the Company’s assets on the Financial Statements is not overstated in any material respect.
     Section 2.15 Insurance. There is in full force and effect one or more policies of insurance issued by insurers of recognized responsibility insuring the Company and its properties, business and projects against such losses and risks, and in such amounts, on both a per occurrence and an aggregate basis, as are customary in the case of corporations engaged in the same or similar business and similarity situated. The Company has not received any notice or communication, either oral or written (a) regarding the actual or possible cancellation or invalidation of any of such policies or regarding any actual or possible adjustment in the amount of premiums payable with respect to any of said policies, (b) regarding any actual or possible refusal of coverage under, or any actual or possible rejection of any claim under, any of such policies, (c) that the Company will be unable to renew its existing insurance coverage as and when the same shall expire, or (d) that the issuer of any such policies may be unwilling or unable to perform any of its obligations thereunder. There is no pending claim under any of the Company’s insurance policies, and no event has occurred or condition or circumstance exists that might (with or without notice or lapse of time), directly or indirectly, give rise to, or serve as a basis for, any such claim. The Company is not in default with respect to any provision contained in any insurance policy, and the Company has not failed to give any notice or present any presently existing claims under any insurance policy in due and timely fashion. Schedule 2.15 hereto sets forth a list of each insurance policy maintained by the Company relating to its properties, assets, business or personnel.
     Section 2.16 Taxes. Except as set forth on Schedule 2.16, the Company has accurately and timely filed all federal, state, county and local tax returns and reports required to be filed by it within the applicable period, and the Company has paid all taxes shown to be due by such returns as well as all other taxes, assessments and governmental charges which have become due or payable. Such returns and reports are true and correct in all material respects. The Company has established adequate reserves on the Financial Statements for all taxes accrued but not yet payable. The Company’s federal income tax returns have never been audited by the Internal Revenue Service. No claim or deficiency assessment with respect to, or proposed adjustment of, the Company’s federal, state, county or local taxes is currently assessed or pending or, to the best of the Company’s knowledge, threatened, and, to the Company’s knowledge, there is no basis for any such claim, assessment or adjustment. There is no tax Lien (other than for current taxes not yet due and payable), whether imposed by any federal, state, county or local taxing authority, outstanding against the Company’s assets, properties or business. The Company has not executed any waiver of the statute of limitations on the assessment or collection of any tax or governmental charge. The Company is not a party to any agreement relating to the sharing, allocation or indemnification of taxes. Neither the Company nor any of its present or former shareholders has ever made an election pursuant to Section 1362 or Section 341(f) of the Internal Revenue Code of 1986, as amended (the “Code”), that the Company be taxed as a Subchapter S corporation or a collapsible corporation or any other election pursuant to the Code (other than elections that relate solely to methods of accounting, depreciation or amortization) that would result in a Material Adverse Change. Except as set forth in Schedule 2.16 hereto, the Company has withheld or collected from each payment made to each of its employees, the amount of all taxes (including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes) required to be withheld or collected therefrom, and has paid the same to the proper tax receiving officers or authorized depositories. The Company has properly charged, collected and paid all applicable sales, use and other similar taxes. Except as set forth in Schedule 2.16 hereto, the Company has withheld or collected from each payment made to each non-employee the amount of all taxes required to be withheld or collected therefrom and has paid the same to the proper tax receiving officers or authorized depositories ,or filed or provided appropriate forms under the Code with respect thereto.
     Section 2.17 Agreements.
          (a) The Company is not a party to or otherwise bound by any written or oral agreement, instrument, commitment or restriction, which, assuming due performance by the parties thereto, individually or in the aggregate could reasonably be expected to result in a Material Adverse Change. Except as set forth in Schedule 2.17 hereto (the items listed on such Schedule 2.17 shall be referred to as the “Contracts”), the Company is not a party to, nor is it or any of its assets or properties bound by, any written or oral:
          (i) distributor, dealer, marketing, manufacturer’s representative or sales agency agreement which is not terminable on less than ninety (90) days notice without cost or other liability to the Company;
          (ii) agreement with any labor union or collective bargaining agreement;
          (iii) agreement with any supplier containing any provision permitting any party other than the Company to renegotiate the price or other terms, or containing any pay-back or other similar provision, upon the occurrence of a failure by the Company to meet its obligations under the agreement when due or the occurrence of any other event;
          (iv) agreement for the future purchase of fixed assets or for the future purchase of materials, supplies, services or equipment in excess of its normal operating requirements or at an excessive price, or any agreement that will result in a loss to the Company upon completion of performance;
          (v) agreement for the employment of any officer, employee or other Person (whether of a legally binding nature or in the nature of informal understandings) on a full-time, part-time or consulting basis which is not terminable on notice without cost or other liability to the Company;
          (vi) bonus, pension, profit-sharing, retirement, hospitalization, insurance, stock purchase, stock option or other plan, agreement or understanding pursuant to which benefits are provided to any employees, officers, directors, consultants, advisors, agents, stockholders or representatives of the Company;

          (vii) loan agreement, credit agreement, promissory note, indenture, subordination agreement, letter of credit or other agreement relating to the borrowing of money or to the mortgaging or pledging of, or otherwise placing a Lien or security interest on, any asset of the Company;
          (viii) guaranty of any obligation for borrowed money or otherwise;
          (ix) voting trust or agreement, stockholders’ agreement, pledge agreement, buy-sell agreement, first refusal or preemptive rights agreement relating to any of the Company’s securities;
          (x) acquisition, sale or lease agreement outside of the Company’s ordinary course of business;
          (xi) partnership or joint venture agreement;
          (xii) agreement (A) which prohibits or requires consent for (1) a Change of Control (as defined in Section 7.19 hereof) or merger of the Company, (2) the sale of all or substantially all of the Company’s assets, (3) the transfer or issuance of any securities of the Company, (4) the sale or issuance of any shares of capital stock in the Company, or (5) the assignment, subletting or other transfer of the rights under such agreement, or (B) which terminates, is subject to termination, is materially and adversely affected, or is subject to being materially and adversely affected, as a result of the occurrence of any event described in subsection (A) hereof;
          (xiii) agreement, or group of related agreements with the same party or any group of affiliated parties, under which the Company has advanced or agreed to advance money or has agreed to lease any property as lessee or lessor;
          (xiv) agreement or obligation (contingent or otherwise) to issue, sell, transfer, assign or otherwise distribute or dispose of, repurchase, redeem or otherwise acquire, or retire any shares of its capital stock or any of its other equity securities;
          (xv) assignment, license or other agreement with respect to any form of intangible property;
          (xvi) agreement under which it has granted any Person an exclusive right to market or distribute any of the Company’s products or services;
          (xvii) agreement under which it has granted any Person any registration rights;
          (xviii) agreement under which it has limited or restricted its right to operate or to compete with any Person in any respect;

          (xix) agreement, or group of related agreements with the same party, involving more than $10,000 or continuing over a period of more than three (3) months from the date or dates thereof (including renewals or extensions optional with another party), which agreement or group of agreements is not terminable by the Company without penalty upon notice of thirty (30) days or less, or any agreement not made in the ordinary course of business;
          (xx) agreement with any federal, state, municipal or other governmental body, department, commission, board, bureau, agency or instrumentality, domestic or foreign;
          (xxi) confidentiality agreement or standstill agreement, other than those made in the ordinary course of business; or
          (xxii) binding commitment or agreement to enter into any of the foregoing.
          (b) The Company and, to the best of the Company’s knowledge, each other party thereto: (i) has performed all the obligations required to be performed by them to date (or each non-performing party has received a valid, enforceable and irrevocable written waiver with respect to its non-performance), and (ii) has received no notice of default and are not in default (or, with due notice or lapse of time or both, would be in default) under any agreement, contract, license, understanding, evidence of indebtedness, note, indenture, instrument, commitment, plan or arrangement to which the Company is a party or by which it or its property or assets may be bound. The Company has no present expectation or intention of terminating or not fully performing any of its obligations under any agreement, contract, license, understanding, evidence of indebtedness, note, indenture, instrument, commitment, plan or arrangement, and the Company has no knowledge of any breach or anticipated breach by the other party to any agreement, contract, license, understanding, evidence of indebtedness, note, indenture, instrument, commitment, plan or arrangement to which the Company is a party. The Company is in full compliance with all of the terms and provisions of its Charter and Bylaws.
          (c) No previous or current party to any agreement or contract listed in Schedule 2.17 hereto has given written notice to the Company of, or made any claim with respect to, a desire or intention to exercise any optional termination, cancellation or acceleration right thereunder, and the Company has no knowledge of any notice of, or claim with respect to, any such desire or intention. The Company has delivered or otherwise made available to the Purchaser true, correct and complete copies of each of the agreements listed in Schedule 2.17 hereto, together with all amendments, modifications, supplements or side letters affecting the obligations of any party thereunder. Each of these agreements is valid and enforceable against the Company in accordance with its terms.
     Section 2.18 Loans and Advances. The Company does not have any outstanding loans or advances to any Person and is not obligated to make any such loans or advances, except, in each case, for ordinary course advances to employees of the Company in respect of reimbursable business expenses anticipated to be incurred by them in connection with their performance of services for the Company.

     Section 2.19 Assumptions, Guaranties, Etc. of Indebtedness of Other Persons. The Company has not assumed, guaranteed, endorsed or otherwise become directly or contingently liable for any indebtedness of any other Person (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in such Person, or to otherwise assure any creditor of such Person against loss), except for guaranties by endorsement of negotiable instruments for deposit or collection in the ordinary course of business.
     Section 2.20 Significant Customers and Suppliers. No customer or supplier which was significant to the Company during the period covered by the Financial Statements or which has been significant to the Company thereafter, has terminated or breached, materially reduced or threatened to terminate, breach or materially reduce its purchases from or provision of products or services to the Company, as the case may be.
     Section 2.21 Offerings. Assuming the accuracy of the Purchaser’s representations and warranties set forth in Article III hereof, the Company has complied with the Securities Act and all applicable state securities laws in connection with (i) the offer, issuance and sale of all previously issued securities of the Company, (ii) the offer, issuance and sale of the Shares, and (iii) upon conversion of the Shares, the issuance and delivery of the Preferred Stock Conversion Shares, and all of the foregoing issuances are exempt from the registration requirements of the Securities Act and any applicable state securities laws, and neither the Company nor any authorized agent acting on its behalf has taken any action that could cause the loss of such exemptions. Neither the Company nor any Person authorized or employed by the Company as agent, broker, dealer or otherwise in connection with the offering or sale of the Shares, the Preferred Stock Conversion Shares or any security of the Company similar to the foregoing has offered the Shares, the Preferred Stock Conversion Shares or any such similar security for sale to, or solicited any offer to buy the Shares, the Preferred Stock Conversion Shares or any such similar security from, or otherwise approached or negotiated with respect thereto with, any Person or Persons other than Persons who are “accredited investors” as defined in Regulation D of the Securities Act. Neither the Company nor any Person acting on its behalf has taken or will take any other action (including, without limitation, any offer, issuance or sale of any security of the Company under circumstances which might require the integration of such security with the Shares or the Preferred Stock Conversion Shares under the Securities Act or the rules and regulations of the SEC promulgated thereunder), in either case so as to subject the offering, issuance or sale of the Shares and the Preferred Stock Conversion Shares to the registration provisions of the Securities Act. Neither the Company nor any Person acting on its behalf has offered the Shares or the Preferred Stock Conversion Shares to any Person by means of general or public solicitation or general or public advertising, such as by newspaper or magazine advertisements, by broadcast media, or at any seminar or meeting whose attendees were solicited by such means.
     Section 2.22 Brokers; Financial Advisors. No agent, broker, investment banker, finder, financial advisor or other Person is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee from the Company, directly or indirectly, in connection with the transactions contemplated by this Agreement and the other Transaction Documents, and no Person is entitled to any fee or commission or like payment from the Company in respect thereof based in any way on agreements, arrangements or understandings made by or on the Company’s behalf.
     Section 2.23 Transactions With Affiliates. Except as set forth on Schedule 2.23 hereto, no employee, officer, director or Affiliate of the Company, or member of the family of any such Person, or any corporation, limited liability company, partnership, trust or other entity in which any such Person, or any member of the family of any such Person, is an officer, director, trustee, partner or holder of more than five percent (5%) of the outstanding equity interests thereof (collectively, the “Related Parties”), is a party to, or during the past 24 months has been a party to, any transaction with the Company, including any issuance of securities or capital stock or any contract, agreement or other arrangement providing for the employment of, furnishing of services by, rental of real or personal property from or otherwise requiring payments to any such Person, other than employment-at-will arrangements in the ordinary course of business. None of the Persons described in this Section 2.23 has any, direct or indirect, ownership interest in any Person that the Company is an Affiliate of or with which the Company has a business relationship, or any Person that competes with the Company. Schedule 2.23 hereto lists all of the borrowings by the Company from any of the Related Parties, the issuances of any promissory notes, shares of Common Stock or other securities of the Company to any of the Related Parties, the respective dates of such events, the consideration received by the Company for any such items, and the respective dates of any action by the Board of Directors to approve any such items. The terms of each of the borrowings or issuances listed on Schedule 2.23 is no less favorable to the Company than the terms that would be available for similar transactions with unrelated third parties. Any issuances of shares of Common Stock of the Company to any Related Party have been in exchange for consideration equal to or exceeding the fair market value of such shares.
     Section 2.24 Employees.
          (a) To the Company’s knowledge, no key employee or independent contractor and no group of the Company’s key employees or independent contractors has any plans to terminate his, her or its employment or relationship as an employee or independent contractor with the Company, nor does the Company have any present intention to terminate the employment of any key employee or independent contractor, or group of employees or independent contractors.
          (b) Schedule 2.24(b) hereto sets forth a true and complete list of (i) the names of the Company’s employees, together with the title or job classification of each such Person and the total compensation anticipated to be paid to each such Person by the Company during calendar year 2005 and anticipated to be paid in 2006, (ii) the name and amount of annual compensation of each employee of the Company, together with such employee’s job title and amounts and forms of compensation and fringe and severance benefits, and (iii) the name and amount of annual compensation of each consultant, contractor or subcontractor equivalent of the Company during calendar year 2005 or 2006 and for which a Form 1099 has been, or will be required to be, filed. Except as set forth on Schedule 2.24(e), none of these individuals has an employment agreement or understanding with the Company, whether oral or written, which is not terminable on notice by the Company without cost or other liability to the Company.

          (c) To the Company’s knowledge, no employee of the Company is a party to or is otherwise bound by any agreement or arrangement (including, without limitation, confidentiality agreements, noncompetition agreements, licenses, covenants or commitments of any nature) or subject to any judgment, decree, or order of any court or governmental body, (i) that would conflict with such employee’s ability to perform his or her duties that have been assigned to him or her or (ii) that would conflict with the Company’s business as now conducted or as proposed to be conducted.
          (d) The Company is not delinquent in payments to any of its employees for any wages, salaries, commissions, bonuses or other direct compensation for any services performed through the date hereof or amounts required to be reimbursed to them through the date hereof. The Company is in compliance with all applicable federal, state and local laws, rules and regulations respecting employment, employment practices, labor, terms and conditions of employment and wages and hours. The Company is neither bound by nor subject to (and none of its assets or properties is bound by or subject to) any written or oral commitment or arrangement with any labor union, and no labor union has, to the best of the Company’s knowledge, sought to represent any of the Company’s employees, representatives or agents. There is no labor strike, dispute, slowdown or stoppage pending or, to the best of the Company’s knowledge, threatened against or involving the Company.
          (e) Schedule 2.24(e) hereto sets forth a list of all written employment agreements to which the Company is a party, each of which is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. No key employee of or key consultant to the Company is in violation of any term of any employment contract or any other contract or agreement relating to the relationship of any such employee or consultant with the Company.
     Section 2.25 Environmental and Safety Laws. The Company is not in violation of any applicable laws relating to the environment or occupational health and safety which is likely to result in a Material Adverse Change and no material expenditures are or will be required in order to comply with any such existing laws.
     Section 2.26 Employee Benefits. Except as set forth in Schedule 2.26 hereto, the Company does not have in effect any employment agreements, consulting agreements with individuals, deferred compensation, incentive compensation, stock option or other equity-based stock awards, pension or retirement agreements, whether or not subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or arrangements, bonus, incentive or profit-sharing plans or arrangements, or labor or collective bargaining agreements, written or oral, other than oral at-will employment agreements (“Benefit Plans”). All Benefit Plans covering employees (the “Plans”), to the extent subject to ERISA, are in compliance with ERISA, the Code and all other applicable laws. Each Plan which is an “employee pension benefit plan” within the meaning of Section 3(2) of ERISA (a “Pension Plan”) and which is intended to be qualified under Section 401(a) of the Code, has received a favorable determination letter from the Internal Revenue Service and the Company is not aware of any circumstances likely to result in revocation of any such favorable determination letter. There is no pending or, to the best of the Company’s knowledge, threatened litigation relating to the

Plans. Neither the Company nor any of its Affiliates has engaged in a transaction with respect to any Plan that, assuming the taxable period of such transaction expired as of the date hereof, could subject the Company or any Affiliate to a tax or penalty imposed by either Section 4975 of the Code or Section 502(i) of ERISA in an amount which would be material. No Pension Plan of the Company or any ERISA Affiliate (as defined below) is, nor has any Pension Plan of the Company or any ERISA Affiliate ever been, subject to Title IV of ERISA or Section 412 of the Code. Neither the Company, any of its Affiliates nor an entity which is considered one employer with the Company under Section 4001 of ERISA or Section 414 of the Code (an “ERISA Affiliate”) has contributed to a “multi-employer plan,” within the meaning of Section 3(37) of ERISA. All contributions required to be made under the terms of any Benefit Plan have been timely made or have been reflected on the Financial Statements. No ERISA Affiliate maintains or has ever maintained any “employee benefit plan” as that term is defined in Section 3(3) of ERISA or any other employee benefit policy, arrangement or the like which could result in any liability of the Company.
     Section 2.27 Foreign Corrupt Practices Act. Neither the Company, nor to the best of the Company’s knowledge, any employees, officers, directors, consultants, advisors, agents, shareholders or representatives of the Company or other Person acting on behalf of the Company, has taken any action that would cause the Company to be in violation of the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), or any rules and regulations thereunder. Each of the Company’s internal management and accounting practices and controls are adequate to ensure compliance with the FCPA. There is not now, and there has never been, any employment by the Company of any governmental or political official in any country in the world.
     Section 2.28 Illegal or Unauthorized Payments; Political Contributions. Neither the Company nor, to the best of the Company’s knowledge, any of the Company’s employees, officers, directors, consultants, advisors, agents, shareholders or representatives has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, in contravention of applicable law: (a) as a kickback or bribe to any Person or (b) to any political organization, or the holder of or any aspirant to any elective or appointive public office, except for personal political contributions not involving the direct or indirect use of the Company’s funds.
     Section 2.29 Pending Changes. There is no pending or, to the Company’s knowledge, threatened change in any law, rule, regulation or order applicable to its business, operations, properties, assets, products and services which is likely to result in a Material Adverse Change.
     Section 2.30 Investment Company Act. The Company is not, nor is it directly or to its knowledge, indirectly Controlled by or acting on behalf of, any Person that is, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
     Section 2.31 Product Liability. The Company has no liabilities (and, to the Company’s knowledge, there is no basis for any present or future action against the Company giving rise to any liability) arising out of any injury to individuals or property as a result of ownership, possession or use of any product designed, manufactured, sold, leased or delivered by or any services performed or delivered by the Company.
     Section 2.32 Registration Rights. Except as set forth on Schedule 2.32, no Person has demand or other rights to cause the Company to file any registration statement under the Securities Act relating to any securities of the Company or any right to participate in any such registration statement, including, without limitation, piggyback registration rights.
     Section 2.33 Books and Records. The Company’s books of account, ledgers, order books, records and documents accurately and completely reflect in accordance with usual and customary prudent business practices all material information relating to the Company’s business, the location and collection of the Company’s assets and the nature of all transactions giving rise to the Company’s obligations and accounts receivable. The Company has previously delivered or made available to the Purchaser and its counsel complete and correct copies of and all minutes and consents reflecting meetings and actions taken by the Company’s Board of Directors and its shareholders.
     Section 2.34 Disclosure. The Company has disclosed to the Purchaser all facts material to the Company’s business, operations, assets, liabilities, prospects, properties, condition (financial or otherwise) and results of operations. Neither this Agreement, nor any Schedule or Exhibit to this Agreement, nor any other statements, documents or certificates made or delivered in connection herewith or therewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein and therein not misleading in light of the circumstances under which such statements were made. None of the statements, documents, certificates or other items prepared or supplied by the Company with respect to the transactions contemplated hereby contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances under which such statements were made. There is no fact which the Company has not disclosed to the Purchaser and its counsel in writing and of which the Company is aware which has resulted in, or could result in, a Material Adverse Change. As of the date hereof, no facts have come to the Company’s attention that would, in its opinion, require the Company to revise or amplify the assumptions underlying such projections and other estimates or the conclusions derived therefrom.
ARTICLE III.
REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER
     Section 3.01 Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Company that:
          (a) it is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act;
          (b) it has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company’s stage of development so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof, including a total loss of its investment;
          (c) it has had an opportunity to ask questions and receive answers from the Company regarding the Company and the terms and conditions of the offering of the Shares. The foregoing, however, does not in any way limit or modify the representations and warranties made by the Company and the Controlling Shareholders in Article II;
          (d) the Shares and the Preferred Stock Conversion Shares being purchased by it are being acquired for its own account for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act;
          (e) it understands that (i) the Shares and the Preferred Stock Conversion Shares have not been registered under the Securities Act or any state securities laws by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act and such laws, (ii) the Shares and, upon conversion thereof, the Preferred Stock Conversion Shares must be held indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, and (iii) the Preferred Stock Conversion Shares will bear the legend to such effect set forth in Section 3.02 hereof;
          (f) this Agreement and the other Transaction Documents to which it is a party constitutes the Purchaser’s valid and legally binding obligation, enforceable in accordance with its terms. The Purchaser represents that it has full power and authority to enter into this Agreement and each of the other Transaction Documents to which it is a party; and
          (g) this Agreement and each of the other Transaction Documents to which the Purchaser is a party have been duly executed and delivered by the Purchaser.
     Section 3.02 Legend. The Purchaser acknowledges that the certificates evidencing the Shares and the Preferred Stock Conversion Shares will bear the legend set forth below or substantially similar legend:
The securities represented hereby have not been registered under the Securities Act of 1933, as amended (the “Act”), or under the securities laws of certain states. these securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Act and the applicable state securities laws, pursuant to registration or exemption therefrom. The issuer of these securities may require an opinion of counsel (which may be counsel for the Company) in form and substance satisfactory to the issuer to the effect that any proposed transfer or resale is in compliance with the Act and any applicable state securities laws.
The legend set forth above shall be removed by the Company from any certificate evidencing Shares or Preferred Stock Conversion Shares, and the Company shall issue a certificate without such legend to the holder thereof, if requested, upon delivery to the Company of an opinion by counsel (which may be counsel for the Company) that such security can be freely transferred in a public sale without a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Shares or Preferred Stock Conversion Shares; provided, however, that no opinion from counsel shall be required for any dispositions pursuant to Rule 144(k) under the Securities Act.
ARTICLE IV.
CONDITIONS TO THE OBLIGATIONS OF THE PURCHASER AND THE COMPANY
     Section 4.01 Conditions to the Purchaser’s Obligations at the Closing. The Purchaser’s obligation to purchase and pay for the Series A Shares being purchased by it on the Closing Date is subject to the satisfaction of the following conditions, any of which may be waived in whole or in part by the Purchaser and which conditions the Company and the Controlling Shareholders, jointly and severally, agree to cause to be satisfied:
          (a) Representations and Warranties to be True and Correct. The representations and warranties of the Company and the Controlling Shareholders under this Agreement shall be true, complete and correct at and as of the Closing Date, except that representations and warranties that are applicable to a particular date by their terms shall be true, complete and correct as of such applicable date.
          (b) Performance. The Company shall have performed and complied with all agreements and covenants contained herein required to be performed or complied with by it prior to or at such Closing Date.
          (c) All Proceedings to be Satisfactory. All corporate and other proceedings to be taken by the Company in connection with the transactions contemplated hereby and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchaser and its counsel, and the Purchaser and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they reasonably may request.
          (d) Approvals. The Company shall have obtained any and all consents, waivers, registrations, approvals or authorizations, with or by any governmental body and all consents, waivers, approvals or authorizations of any other Person required for the valid execution of this Agreement and each of the other Transaction Documents and for the consummation of the transactions contemplated hereby and thereby, including without limitation the requisite shareholder approvals of the Restated Articles and the Reverse Split.
          (e) No Injunction. No governmental body or any other Person shall have issued an order, injunction, judgment, decree, ruling or assessment which shall then be in effect restraining or prohibiting the completion of the transactions contemplated hereby or under any of the other Transaction Documents, nor shall any such order, injunction, judgment, decree, ruling or assessment be pending or, to the Company’s knowledge, threatened.
          (f) Restated Articles. The Restated Articles shall have been duly adopted by the requisite number of shareholders of the Company and duly filed with the Secretary of State of the State of Nevada or such other appropriate authority or agency of the State of Nevada, and the Purchaser has received a certified copy of the filed Restated Articles.
          (g) Reverse Split. The Reverse Split shall have been fully effected, and the Company’s transfer agent shall have provided to the Purchaser a certification as to the number of outstanding shares of Common Stock, after taking into account the Reverse Split.
          (h) Certificate of Designation. The Certificate of Designation shall have been adopted by the Company’s Board of Directors and, following the filing of the Restated Articles and consummation of the Reverse Split, duly filed with the Secretary of State of the State of Nevada or such other appropriate authority or agency of the State of Nevada, and the Purchaser shall have received a certified copy of the filed Certificate of Designation.
          (i) Investor’s Rights Agreement. Each of the Company and the Controlling Shareholders shall have executed and delivered the Investor’s Rights Agreement, substantially in the form attached hereto as Exhibit D (the “Investor’s Rights Agreement”).
          (j) Escrow Agreement. The Company shall have executed and delivered the Escrow Agreement, substantially in the form attached hereto as Exhibit E (the “Escrow Agreement”).
          (k) Employment Agreements. Each of the Controlling Shareholders shall have executed and delivered an Employment Agreement, substantially in the form attached hereto as Exhibit F (the “Employment Agreement”).
          (l) Non-Disclosure and Proprietary Information and Inventions Agreements. Each employee and independent contractor of and consultant to the Company or its Subsidiaries will have entered into a Non-Disclosure and Proprietary Information and Inventions Agreement in a form acceptable to the Purchaser.
          (m) Non-Competition Agreements. Each key employee or consultant of the Company or its Subsidiaries will have entered into a non-competition agreement in a form acceptable to the Purchaser.
          (n) Officers and Board of Directors. The number of directors constituting the entire Board shall have been fixed at no more than three. Each of the existing officers and directors of the Company and the existing officers and directors of its Subsidiaries shall have executed and delivered a Resignation (as defined herein) to the Company.
          (o) Waiver of Preemptive Rights. Holders of at least 80% of the outstanding shares of Common Stock shall have executed and delivered Waivers (as defined herein) to the Company, and the Company shall have provided true, correct and complete copies of such Waivers to the Purchaser. The Waivers shall be valid and binding on the Closing Date and with respect to the terms of the Transaction Documents.
          (p) Satisfaction Agreements. The Company shall have entered into a Satisfaction Agreement (as defined herein) with each of its Debtholders and provided true,

correct and complete copies of all of the Satisfaction Agreements to the Purchaser. The Satisfaction Agreements shall be valid and binding on the Closing Date and with respect to the terms of the Transaction Documents.
          (q) Cancellation Agreements. The Company shall have entered into a Cancellation Agreement (as defined herein) with each of its Other Securityholders, other than those Other Securityholders listed on Schedule 5.06, and provided true, correct and complete copies of all of the Cancellation Agreements to the Purchaser. The Cancellation Agreements shall be valid and binding on the Closing Date and with respect to the terms of the Transaction Documents.
          (r) Opinion of Company’s Counsel. The Purchaser shall have received from Vial, Hamilton, Koch & Knox, LLP, counsel for the Company, an opinion dated such Closing Date, in form and scope reasonably satisfactory to the Purchaser and its counsel, which includes matters as to Nevada law.
          (s) Material Adverse Change. As of the Closing, there shall not have occurred a Material Adverse Change.
          (t) Supporting Documents. The Purchaser and its counsel shall have received copies of the following documents:
     (i) (A) the Restated Articles, certified as of a recent date by the Secretary of State of the State of Nevada, (B) the articles of incorporation (or similar organizational document) for each Subsidiary, certified as of a recent date by the Secretary of State of the jurisdiction where it was formed, and (B) certificates of appropriate governmental officials dated as of a recent date as to the due incorporation or formation, existence and good standing and the payment of all franchise taxes by the Company and each of the Subsidiaries, and listing all documents of the Company and its Subsidiaries on file with said governmental officials;
     (ii) a certificate of the Secretary of the Company and each Subsidiary dated the Closing Date, certifying: (A) that attached thereto is a true, correct and complete copy of the Bylaws and the Restated Articles, as amended by the Certificate of Designation, each as amended and in effect on the date of such certification, and that no other amendments or modifications to such Bylaws or Restated Articles have been authorized; (B) that attached thereto is a true, correct and complete copy of all resolutions adopted by the Company’s Board of Directors authorizing the execution, delivery and performance of each of the Transaction Documents, the approval of the Restated Articles, the approval of the Reverse Split, the approval of the Certificate of Designation, the issuance, sale and delivery of the Shares, and the reservation of the Preferred Stock Conversion Shares, and that all such resolutions are in full force and effect, have not been amended, modified or rescinded and are the only resolutions adopted in connection with the transactions contemplated by the Transaction Documents; (C) that attached thereto is a true, correct and complete copy of all resolutions adopted by the shareholders of the Company approving the Restated Articles, the Reverse Split and the execution, delivery and performance of each of the Transaction Documents; (D) that attached thereto is a true, correct and complete copy of the bylaws and articles of incorporation (or similar organizational documents) for each Subsidiary, each as amended and in effect on the date of such certification, and that no other amendments or modifications thereto have been authorized; and (E) to the incumbency and specimen signature of each officer(s) of the Company and its Subsidiaries executing any of the Transaction Documents, and any certificate or instrument furnished pursuant hereto, and a certification by another authorized officer(s) of the Company and its Subsidiaries as to the incumbency and signature of the officer signing the certificate referred to in this clause (ii);
     (iii) a certificate, executed by the Chief Executive Officer and Chief Operating Officer of the Company, dated the applicable Closing Date, certifying to the fulfillment of the specific conditions set forth in Sections 4.01(a), 4.01(b) hereto and to the fulfillment of all of the conditions in this Article IV in general; and
     (iv) such additional supporting documents and other information with respect to the Company’s operations and affairs as the Purchaser or its counsel reasonably may request. All such documents shall be satisfactory in form and substance to the Purchaser and its counsel.
     Section 4.02 Conditions to the Company’s Obligations at the Closing. The Company’s obligation to sell and issue the Shares on the Closing Date is subject to the satisfaction, on or before such Closing Date, of the following conditions, any of which may be waived in whole or in part by the Company:
          (a) Representations and Warranties to be True and Correct. The representations and warranties of the Purchaser contained in Article III shall be true, complete and correct at and as of the Closing, with the same effect as though such representations and warranties had been made on and as of such date.
          (b) Approvals. The Purchaser shall have obtained any and all consents, waivers, approvals or authorizations, with or by any governmental body and all consents, waivers, approvals or authorizations of any other Person required for the valid execution of this Agreement and each of the other Transaction Documents and for the consummation of the transactions contemplated hereby and thereby.
          (c) No Injunction. No governmental body or any other Person shall have issued an order, injunction, judgment, decree, ruling or assessment which shall then be in effect restraining or prohibiting the completion of the transactions contemplated hereby, nor, to the Company’s knowledge, shall any such order, injunction, judgment, decree, ruling or assessment be threatened or pending.

          (d) Investor’s Rights Agreement. The Purchaser shall have executed and delivered the Investor’s Rights Agreement.
          (e) Escrow Agreement. The Purchaser shall have executed and delivered the Escrow Agreement.
ARTICLE V.
COVENANTS OF THE COMPANY
     The Company covenants and agrees with the Purchaser that:
     Section 5.01 Preparation and Mailing of Information Statement. The Company shall promptly prepare and file with the Securities and Exchange Commission (the “SEC”) an Information Statement on Schedule 14C (the “Information Statement”) in accordance with and under the Exchange Act and rules and regulations promulgated thereunder, containing the information specified in Schedule 14C with respect to the Restated Articles, the Reverse Split, this Agreement and the other Transaction Documents and the transactions contemplated herein and therein. The Purchaser and its counsel shall have a right to review, comment and approve the preliminary and definitive forms of the Information Statement. At the earliest time permitted under SEC rules, the Company will cause the definitive Information Statement to be mailed to its shareholders. The Company will notify the Purchaser and its counsel promptly of the receipt of any comments from the staff of the SEC and of any request by the staff of the SEC for amendments or supplements to the Information Statement or for additional information, and will supply the Purchaser and its counsel with copies of all correspondence between the Company or any of its representatives and the SEC with respect to the Information Statement and shall permit the Purchaser and its counsel to review, comment on and approve such correspondence and any other responses or communications to or with the SEC. Whenever any event occurs which is required to be set forth in an amendment or supplement to the Information Statement, the Company shall promptly inform the Purchaser and its counsel of such occurrences and prepare and file with the SEC and mail to its shareholders such amendment or supplement to the Information Statement, after first obtaining the review, comment and approval of the Purchaser and its counsel. The Company agrees that the information contained in the Information Statement shall be true and correct in all material respects without omission of any material fact which is required to make such information not false or misleading.
     Section 5.02 Filing of Restated Articles; Effecting Reverse Split. On the 21st day after the mailing of the Information Statement to the Company’s shareholders, or such later date as may be required by rules promulgated by the SEC if an amendment or supplement to the Information Statement is required to be sent to the Company’s shareholders, the Company shall cause to be executed and filed with the Nevada Secretary of State the Restated Articles and shall take all actions necessary or advisable to effect the Reverse Split in such a manner so that no stockholders of the Company have any dissenters’ rights. The Company shall promptly provide a copy to the Purchaser of the filed Restated Articles. Prior to the Closing, the Company shall cause the Transfer Agent to provide a certification as to the number of outstanding shares of the Common Stock, which must reflect the impact of the Reverse Split.

     Section 5.03 Authorization of Series A Preferred Stock. Promptly following the effectiveness of the filing of the Restated Articles, the Company shall (A) first, cause its Board of Directors to approve the Certificate of Designation for the Series A Preferred Stock, and (B) second, execute and file the Certificate of Designation with the Nevada Secretary of State. The Company shall also cause its Board of Directors to ratify, authorize and approve the issuance, sale and delivery of the Shares to the Purchaser pursuant to this Agreement and the establishment of the reserve for issuance of the Preferred Stock Conversion Shares.
     Section 5.04 Current Report on Form 8-K. The Company shall prepare and file with the SEC a Current Report on Form 8-K, within the filing deadlines of the instructions of such form, which shall contain all information required by Form 8-K in respect of this Agreement. The Purchaser and its counsel shall have the right to review, comment on and approve the contents of such Form 8-K. The Company agrees that the information contained in the Form 8-K shall be true and correct in all material respects without any omission of any material fact which is required to make such information not false or misleading.
     Section 5.05 Waiver of Preemptive Rights Violations. Prior to the Closing, the Company shall obtain the execution and delivery by the holders of at least 80% of the outstanding shares of Common Stock of the Company of a waiver of preemptive rights and a release of any and all claims, whether past or present, that such holder may have against the Company or its Subsidiaries, substantially in the form attached hereto as Exhibit G (the “Waiver”). The Purchaser shall have a right to review and approve any changes to any Waiver that are proposed by any holders of the Common Stock.
     Section 5.06 Agreements With Debtholders and Other Securityholders. Prior to the Closing, the Company shall cause to be executed and delivered between the Company and separately with each of its Debtholders an agreement regarding the satisfaction and release of all obligations of the Company or any Subsidiary to the Debtholders and any Liens securing such indebtedness and a release of any and all claims, whether past or present, that such Debtholder may have against the Company or its Subsidiaries, substantially in the form of Exhibit H attached hereto (the “Satisfaction Agreements”). Prior to the Closing, the Company shall cause to be executed and delivered by and between the Company and separately with each of the Other Securityholders, other than those Other Securityholders set forth on Schedule 5.06 (which describes the Other Securities of such Other Securityholders), an agreement relating to the cancellation and release of the Other Securities and a release of any and all claims, whether past or present, that such Other Securityholder may have against the Company or its Subsidiaries, substantially in the form of Exhibit I attached hereto (the “Cancellation Agreements”).
     Section 5.07 Reserve for Preferred Stock Conversion Shares. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, for the purpose of issuing the Preferred Stock Conversion Shares upon conversion of the Series A Preferred Stock and otherwise complying with the terms of this Agreement such number of its duly authorized shares of Common Stock as shall be sufficient to effect the conversion of the Series A Preferred Stock or otherwise to comply with the terms of this Agreement. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the Series A Preferred Stock or otherwise to comply with the terms of this

Agreement, the Company will forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. The Company will use its best efforts to obtain any authorization, consent, approval or other action by or make any filing with any court or governmental or administrative body that may be required under applicable state securities laws in connection with the issuance of shares of Common Stock upon conversion of the Series A Preferred Stock.
     Section 5.08 Corporate Existence. The Company shall preserve and maintain, and cause each Subsidiary to preserve and maintain, its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified, and cause each Subsidiary to qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership or lease of its properties.
     Section 5.09 Preservation of Property and Assets. The Company shall use its best efforts to secure, preserve and maintain, and cause any Subsidiary to use its best efforts to secure, preserve and maintain, all licenses and other rights to use the patents, processes, licenses, permits, trademarks, trade names, inventions, copyrights or other Intellectual Property rights owned or possessed by it and deemed by the Company to be material to the conduct of its business or the business of any Subsidiary. The Company shall also use its best efforts to maintain and preserve, and cause each Subsidiary to use its best efforts to maintain and preserve, all of its other properties and assets necessary for the proper conduct of its business, in good repair, working order and condition, ordinary wear and tear excepted, and, from time to time, make all necessary and proper repairs, renewals, replacements, additions and improvements thereto; and the Company and its Subsidiaries will at all times comply with each material provision of all leases to which any of them is a party or under which any of them occupies property.
     Section 5.10 Insurance. The Company shall obtain and maintain, and cause each of its Subsidiaries to maintain, as to its respective properties and business, with financially sound and reputable insurers, insurance against such casualties and contingencies and of such types and in such amounts as is customary for companies similarly situated.
     Section 5.11 Inspection, Consultation and Advice. The Company shall permit, and cause each any of its Subsidiaries to permit, the Purchaser and such persons as it may designate, at Purchaser’s expense, to visit and inspect any of the properties of the Company and any Subsidiary, examine their books and take copies and extracts therefrom, discuss the affairs, finances and accounts of the Company and any Subsidiary with their officers, employees and public accountants (and the Company hereby authorizes said accountants to discuss with such holder and such designees such affairs, finances and accounts), and consult with and advise the management of the Company and any Subsidiary as to the Company’s affairs, finances and accounts, all at reasonable times and upon reasonable notice, provided that the Purchaser shall cause the persons they so designate to maintain any and all information relating to the Company confidential. In the event of the Company’s breach of any of the covenants contained in this

Article V, the Company shall be responsible for the fees and expenses incurred by Purchaser in enforcing its rights under this Article V.
     Section 5.12 Restrictive Agreements Prohibited. Neither the Company nor any Subsidiary shall become a party to any agreement that by its terms restricts the Company’s performance of this Agreement, any of the other Transaction Documents, the Restated Articles or the Bylaws.
     Section 5.13 Transactions with Affiliates. Except for transactions contemplated by this Agreement, neither the Company nor any Subsidiary shall enter into any transaction with any director, officer, employee or holder of more than five percent (5%) of the outstanding capital stock of any class or series of capital stock of the Company or any Subsidiary (other than the Purchaser and its Affiliates), member of the family of any such Person, or any corporation, partnership, trust or other entity in which any such Person, or member of the family of any such Person, is a director, officer, trustee, partner or holder of more than five percent (5%) of the outstanding capital stock thereof.
     Section 5.14 Use of Proceeds. The Company shall apply $230,000 of the Total Purchase Price, which will be paid to the Company at the Closing in accordance with Section 1.02, to pay in full all accounts payable and other obligations listed in Schedule 5.14 hereto, which schedule shall be subject to approval by the Purchaser prior to the Closing. The remaining portion of the Total Purchase Price shall be deposited with the escrow agent under the Escrow Agreement and disbursed solely in accordance with the terms thereof and subject to the conditions therein.
     Section 5.15 Non-Disclosure, Non-Solicitation and Proprietary Information and Inventions Agreement. Prior to the Closing, the Company shall cause each officer, director, employee, consultant and independent contractor now or hereafter employed by it, or its Subsidiaries, to enter into the Non-Disclosure, Non-Solicitation and Proprietary Information and Inventions Agreement, in form acceptable to the Purchaser.
     Section 5.16 Payment of Taxes; Trade Debt. The Company shall pay and discharge, and cause each Subsidiary to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income, profits or business, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a Lien or charge upon any properties of the Company or any Subsidiary; provided, however, that neither the Company, nor any Subsidiary, shall be required to pay any such tax, assessment, charge, levy or claim which is being contested or extended in good faith and by appropriate proceedings if the Company or any Subsidiary shall have set aside on its books sufficient reserves, if any, with respect thereto. The Company shall pay and cause any Subsidiary to pay, when due, or in conformity with customary trade terms, all lease obligations, all trade debt, and all other indebtedness incident to the operations of the Company or any Subsidiary, except such as are being contested in good faith and by proper proceedings if the Company or Subsidiary concerned shall have set aside on its books sufficient reserves, if any, with respect thereto.

     Section 5.17 Internal Accounting Controls. The Company shall devise and maintain a system of internal accounting controls sufficient to provide reasonable assurances that (a) transactions are executed in accordance with Company management’s general or specific authorization, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP or any other criteria applicable to such statements, and to maintain accountability for assets, (c) access to assets is permitted only in accordance with Company management’s general or specific authorization, and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
     Section 5.18 Other Items. The Company shall have completed or resolved, and shall cause its Subsidiaries to have completed and resolved, all of the actions and items listed in Schedule 5.18 hereto to the Purchaser’s reasonable satisfaction on or prior to the 45th day following the Closing Date. In connection therewith, the Purchaser and its counsel shall have a right to review, comment and approve all materials filed with any federal, state, municipal or other governmental body, department, commission, board, bureau, agency or instrumentality, domestic or foreign and all agreements entered into. In the event that such actions and items are not completed in the Purchaser’s reasonable satisfaction, it shall constitute an Event of Default (as defined in the Certificate of Designation), pursuant to which the holders of a Majority-in-Interest (as defined in the Certificate of Designation) of the Series A Preferred Stock may elect to require that the Company redeem all of the Series A Preferred Stock outstanding, as set forth in the Certificate of Designation. Purchaser hereby covenants and agrees not to unreasonably interfere with, or hinder, the Company’s performance of this Section 5.18.
     Section 5.19 Indemnity.
          (a) The Company and each of the Controlling Stockholders, jointly and severally, agree to indemnify, defend and hold harmless the Purchaser (and its partners (and each officer and director thereof), directors, managers, officers, members, stockholders, employees, Affiliates, agents and permitted assigns) (collectively, “Purchaser Indemnified Parties”) from and against any and all losses, claims, liabilities, damages, deficiencies, costs or expenses (including, without limitation, interest, penalties, reasonable attorneys’ fees, disbursements and related charges and any costs or expenses that a Purchaser Indemnified Party incurs to enforce its right to indemnification) (collectively, “Losses”) based upon, arising out of or otherwise in respect of (i) any material inaccuracy in or material breach of any representations, warranties, covenants or agreements of the Company or a Controlling Stockholder contained in this Agreement or any of the other Transaction Documents or (ii) any taxes of the Company and its affiliates relating to periods prior to the Closing.
          (b) The Purchaser agrees to indemnify, defend and hold harmless the Company and its directors, officers, employees, Affiliates, agents and control persons (collectively, the “Company Indemnified Parties”) from and against any and all Losses based upon, arising out of or otherwise in respect of any material inaccuracy in or material breach of any representations, warranties, covenants or agreements of the Purchaser contained in this Agreement or any of the other Transaction Documents.

          (c) The provisions of this Section 5.19 shall not limit or impair any right or remedy arising from breach of this Agreement or any of the other Transaction Documents. In addition to any other remedy provided by law, injunctive relief may be obtained to enjoin the breach, or threatened breach, of any provision of this Agreement and each party shall be entitled to specific performance by the others of their obligations hereunder and thereunder. All remedies, either under this Agreement, by law or as may otherwise be afforded to the Purchaser or the Company, as the case may be, shall be cumulative.
     Section 5.20 Compliance with Laws. The Company shall comply, and cause each Subsidiary to comply, with all applicable laws, rules, regulations and orders.
     Section 5.21 Keeping of Records and Books of Account. The Company shall keep, and cause each Subsidiary to keep, adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and any Subsidiary, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.
     Section 5.22 Publicity. Except as may be required by law, the Company shall not issue or cause the publication of any press release, advertisement or other public communication relating to (a) the Purchaser (or any Affiliate of the Purchaser) or (b) this Agreement or any of the other Transaction Documents, without the Purchaser’s prior written consent.
     Section 5.23 Operations. From the date of this Agreement until the Closing Date, the Company will use its best efforts, and cause its Subsidiaries to use their best efforts, to:
          (a) carry on their respective businesses in substantially the same manner as the Company and the Subsidiaries have heretofore conducted their respective businesses and not make any material change in personnel, leases, operations, finance, accounting policies or real or personal property;
          (b) maintain the assets of the Company and the Subsidiaries and all parts thereof in as good working order and condition as at present, ordinary wear and tear accepted; and
          (c) perform all of the obligations of the Company and the Subsidiaries under the Real Estate Leases, the Personal Property Leases, and the Contracts.
     Section 5.24 Negative Covenants. From the date hereof to the Closing Date, the Company shall not, and shall cause its Subsidiaries not to, without the prior written consent of the Purchaser:
          (a) amend or terminate any of the Real Property Leases, the Personal Property Leases, or the Contracts, enter into any contract or commitment, or incur or agree to incur any liability, except in the ordinary course of business and in no event greater than $1,000 per item or which is not terminable without cause or penalty within sixty (60) days following the Closing;

          (b) amend any of the Benefit Plans, increase the compensation payable or to become payable or make a bonus payment to or otherwise enter into one or more bonus agreements with any employee or agent;
          (c) create, assume or permit to exist any new indebtedness or borrowing, new guaranty of any indebtedness or obligation, or new mortgage, pledge or other Lien upon any of the assets of the Company and the Subsidiaries, whether now owned or hereafter acquired;
          (d) sell, assign or otherwise transfer, dispose of any property, plant or equipment (other than supplies);
          (e) issue, sell or grant any shares of Common Stock or Preferred Stock or any Other Securities; or
          (f) take any action outside the ordinary course of business.
     Section 5.25 Board; Resignations of Directors and Officers. Prior to Closing, the Board shall cause the number of directors constituting the entire Board to be fixed at no more than three. Prior to the Closing, the Company shall obtain from each of the existing officers and directors of the Company and the existing officers, other than the Controlling Stockholders in their positions, as the case may be, as Chief Executive Officer and Chief Operating Officer of DiscLive, and directors of its Subsidiaries the execution and delivery of a written irrevocable resignation (“Resignation”) from all offices, boards and committees thereof and other positions held by such Person with the Company and its Subsidiaries, as the case may be, subject to the Employment Agreement (as defined herein), if applicable. Each Resignation shall only be effective upon its acceptance by the Company, provided, however, each Resignation shall be accepted by the Company as and when so directed by the Purchaser.
ARTICLE VI.
TERMINATION
     Section 6.01 Termination. This Agreement and the transactions contemplated herein may be terminated and abandoned at any time on or prior to the Closing Date:
          (a) by mutual consent of the Company and the Purchaser;
          (b) by the Purchaser if:
     (i) the Purchaser is not in material breach of its obligations hereunder and any representation or warranty made herein for the benefit of the Purchaser is untrue, the Purchaser has not waived such breach and such breach is not cured within ten (10) days after written notice to the Company;
     (ii) the Purchaser is not in material breach of its obligations hereunder, and the Company or the Controlling Stockholders shall have defaulted in any respect in performance of any material obligation under this Agreement and such breach is not cured within ten (10) days of the breaching party’s receipt of a notice from the Purchaser that such breach exists or has occurred or the Purchaser has not waived the breach; or
     (iii) consummation of the transactions contemplated by this Agreement would violate any nonappealable final order, decree or judgment of any court or governmental body having competent jurisdiction;
          (c) by the Company if:
     (i) neither the Company nor any Controlling Stockholder is in material breach of its or his obligations hereunder, and any representation or warranty made herein for the benefit of the Company or the Controlling Stockholder is untrue, the Company and the Controlling Stockholders have not waived such breach and such breach is not cured within ten (10) days after written notice to the Company;
     (ii) neither the Company nor any Controlling Stockholder is in material breach of its or his obligations hereunder, and the Company shall have defaulted in any respect in performance of any material obligation under this Agreement, and such breach is not cured within ten (10) days of the Purchaser’s receipt of a notice from the Company or any Controlling Stockholder that such breach exists or has occurred or the Company and the Controlling Stockholders have not waived the breach; or
     (iii) consummation of the transactions contemplated by this Agreement would violate any nonappealable final order, decree or judgment of any court or governmental body having competent jurisdiction; or
          (d) by either the Purchaser or the Company if the Closing Date does not occur on or before February 28, 2006 (the “Final Closing Date”) (or such later date as may be mutually agreed upon by the parties hereto), so long as such party has complied with the provisions of this Agreement; provided, however, that if the Closing Date has not occurred because of a party’s breach of this Agreement, then such Final Closing Date shall be extended for 10 days to the extent such breach can be cured and such breaching party is using commercially reasonable efforts to effect such cure.
     Section 6.02 Manner of Exercise. In the event of termination and abandonment by the Purchaser or the Company, or both, authorized by Section 6.01, written notice thereof shall forthwith be given to the other parties and this Agreement shall terminate.
     Section 6.03 Effect of Termination. If this Agreement is terminated pursuant to Section 6.01, all further obligations of the parties under this Agreement will terminate and become void and of no force and effect, except that the obligations in this Section and Sections 5.19 and 5.22 will survive; provided that any termination of this Agreement pursuant to Section 6.01 of this Agreement shall not relieve any party from any liability for any material breach of any representation, warranty or covenant contained in this Agreement.

ARTICLE VII.
MISCELLANEOUS
     Section 7.01 Survival of Agreements. Except as otherwise provided herein or therein, all covenants, agreements, representations and warranties made in any of the Transaction Documents or any certificate or instrument delivered to the Purchaser or the Company pursuant to or in connection with any of the Transaction Documents shall survive the execution and delivery of all of the Transaction Documents, the issuance, sale and delivery of the Shares, and the issuance and delivery of the Preferred Stock Conversion Shares for a period of one year following the Closing Date; provided, however, that the representations and warranties of the Company and the Controlling Stockholders in Section 2.16 hereof shall continue thereafter and shall survive until the expiration of the applicable statute of limitations. All statements contained in any certificate or other instrument delivered by the Company or the Purchaser hereunder or thereunder or in connection herewith or therewith shall be deemed to constitute representations and warranties made by the Company or the Purchaser, as the case may be.
     Section 7.02 Entire Agreement. This Agreement, together with the Schedules hereto and any certificates, documents, instruments and writings that are delivered pursuant hereto and thereto, constitute the entire agreement and understanding of the parties in respect of the subject matter hereof and supersede all prior understandings, agreements or representations by or among the parties, written or oral, to the extent they relate in any way to the subject matter hereof.
     Section 7.03 Assignment; Binding Effect. No party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other parties; provided, however, that without the consent of any other party hereto the rights of the Purchaser hereunder are assignable to an Affiliate of the Purchaser. All of the terms, agreements, covenants, representations, warranties and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the parties and their respective successors and permitted assigns, whether so expressed or not. Without limiting the generality of the foregoing, all representations, covenants and agreements benefiting the Purchaser shall inure to the benefit of any and all subsequent holders from time to time of the Shares or the Preferred Stock Conversion Shares, as the case may be. Nothing in this Agreement shall create or be deemed to create any third-party beneficiary rights in any Person not a party to this Agreement except as provided below. Whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of the Purchaser as a purchaser or holder of the Shares (or any securities pursuant to which the Shares may be converted or exercised into) are also for the benefit of and enforceable by any subsequent holder of such Shares or other securities to the same extent they would have been enforceable by the Purchaser. Upon any permitted assignment, the references in this Agreement to the Purchaser shall also apply to any such assignee unless the context otherwise requires.
     Section 7.04 Notices. All notices, requests and other communications provided for or permitted to be given under this Agreement must be in writing and shall be given by personal delivery, by certified or registered United States mail (postage prepaid, return receipt requested), by a nationally recognized overnight delivery service for next day delivery, or by facsimile transmission, as follows (or to such other address as any party may give in a notice given in accordance with the provisions hereof):
If to the Purchaser:
Radical Holdings LP
c/o Radical Management LLC
5424 Deloache Avenue
Dallas, Texas 75220
Fax: (214) 696-6310
Attn: President
With a copy to (which does not constitute notice):
Robert S. Hart
5424 Deloache Avenue
Dallas, Texas 75220
Fax: (214) 696-3380
and
Jenkens & Gilchrist, P.C.
1445 Ross Avenue, Suite 3700
Dallas, Texas 75202
Phone: (214) 855-4500
Fax: (214) 855-4300
Attn: Robert W. Dockery, Esq.
If to the Company:
Immediatek, Inc.
2435 North Central Expressway, Suite 1610
Richardson, Texas 75080
Phone: (972) 852-2876
Fax: (972) 722-0818
Attn: Zach Bair, President
With a copy to (which does not constitute notice):
Vial, Hamilton, Koch & Knox, LLP
1700 Pacific Avenue, Suite 2800
Dallas, Texas 75201
Phone: (214) 712-4441
Fax: (214) 712-4402
Attn: Craig G. Ongley, Esq.

If to the Controlling Stockholders:
Zach Bair
2435 North Central Expressway, Suite 1200
Richardson, Texas 75080
Fax: (972) 722-0818
Paul Marin
2435 North Central Expressway, Suite 1200
Richardson, Texas 75080
Fax: (972) 722-0818
With a copy to (which does not constitute notice):
Vial, Hamilton, Koch & Knox, LLP
1700 Pacific Avenue, Suite 2800
Dallas, Texas 75201
Phone: (214) 712-4441
Fax: (214) 712-4402
Attn: Craig G. Ongley, Esq.
All notices, requests or other communications will be effective and deemed given only as follows: (i) if given by personal delivery, upon such personal delivery, (ii) if sent by certified or registered mail, on the fifth business day after being deposited in the United States mail, (iii) if sent for next day delivery by overnight delivery service, on the date of delivery as confirmed by written confirmation of delivery, or (iv) if sent by facsimile, upon the transmitter’s confirmation of receipt of such facsimile transmission, except that if such confirmation is received after 5:00 p.m. (in the recipient’s time zone) on a business day, or is received on a day that is not a business day, then such notice, request or communication will not be deemed effective or given until the next succeeding business day. Notices, requests and other communications sent in any other manner, including by electronic mail, will not be effective.
     Section 7.05 Specific Performance; Remedies. Each party acknowledges and agrees that the other parties would be damaged irreparably if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached. Accordingly, the parties will be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and its provisions in any action or proceeding instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter, in addition to any other remedy to which they may be entitled, at law or in equity. Except as expressly provided herein, the rights, obligations and remedies created by this Agreement are cumulative and in addition to any other rights, obligations or remedies otherwise available at law or in equity. Except as expressly provided herein, nothing herein will be considered an election of remedies.

     Section 7.06 Submission to Jurisdiction; Waiver of Jury Trial.
          (a) Submission to Jurisdiction. Any action, suit or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transaction contemplated hereby shall only be brought in any federal court located in Dallas County, Texas or any Texas state court located in Dallas County, Texas, and each party consents to the exclusive jurisdiction and venue of such courts (and of the appropriate appellate courts therefrom) in any such action, suit or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such action, suit or proceeding in any such court or that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such action, suit or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, service of process on such party as provided in Section 7.04 shall be deemed effective service of process on such party.
          (b) Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES THAT ANY DISPUTE THAT MAY ARISE OUT OF OR RELATING TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE SUCH PARTY HEREBY EXPRESSLY WAIVES ITS RIGHT TO JURY TRIAL OF ANY DISPUTE BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER AGREEMENTS RELATING HERETO OR ANY DEALINGS AMONG THEM RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY. THE SCOPE OF THIS WAIVER IS INTENDED TO ENCOMPASS ANY AND ALL ACTIONS, SUITS AND PROCEEDINGS THAT RELATE TO THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY REPRESENTS THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) SUCH PARTY UNDERSTANDS AND WITH THE ADVICE OF COUNSEL HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND REPRESENTATIONS IN THIS SECTION 7.06(b).
     Section 7.07 Headings. The article and section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.
     Section 7.08 Governing Law. This Agreement will be governed by, and construed in accordance with, the laws of the State of Texas, without giving effect to any choice of law principles.

     Section 7.09 Amendments. This Agreement may not be amended or modified without the written consent of the Company, the Controlling Shareholders and the Purchaser.
     Section 7.10 Extensions; Waivers. Any party may, for itself only, (a) extend the time for the performance of any of the obligations of any other party under this Agreement, (b) waive any inaccuracies in the representations and warranties of any other party contained herein or in any document delivered pursuant hereto, and (c) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any such extension or waiver will be valid only if set forth in a writing signed by the party to be bound thereby. No waiver by any party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent occurrence. Neither the failure nor any delay on the part of any party to exercise any right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise of the same or of any other right or remedy.
     Section 7.11 Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any party or to any circumstance, is judicially determined not to be enforceable in accordance with its terms, the parties agree that the court judicially making such determination may modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its modified form, such provision will then be enforceable and will be enforced.
     Section 7.12 Counterparts; Effectiveness. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. This Agreement will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. For purposes of determining whether a party has signed this Agreement or any document contemplated hereby or any amendment or waiver hereof, only a handwritten original signature on a paper document or a facsimile copy of such a handwritten original signature shall constitute a signature, notwithstanding any law relating to or enabling the creation, execution or delivery of any contract or signature by electronic means.
     Section 7.13 Construction. This Agreement has been freely and fairly negotiated among the parties. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party because of the authorship of any provision of this Agreement. Any reference to any law will be deemed to refer to such law as in effect on the date hereof and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,”

“hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties intend that each representation, warranty, and covenant contained herein will have independent significance. If any party has breached any covenant contained herein in any respect, the fact that there exists another covenant relating to the same subject matter (regardless of the relative levels of specificity) which the party has not breached will not detract from or mitigate the fact that the party is in breach of the first covenant.
     Section 7.14 Attorneys’ Fees. If any dispute among any parties arises in connection with this Agreement, the prevailing party in the resolution of such dispute in any action or proceeding will be entitled to an order awarding full recovery of reasonable attorneys’ fees and expenses, costs and expenses (including experts’ fees and expenses and the costs of enforcing this Section 7.14) incurred in connection therewith, including court costs, from the non-prevailing party.
     Section 7.15 Brokerage. Each party hereto will indemnify and hold harmless the others against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.
     Section 7.16 Adjustments for Stock Splits, Etc. Wherever in this Agreement there is a reference to a specific number of shares of the Company’s capital stock of any class or series (other than with respect to the Series A Preferred Stock, the Series A Shares, the Shares or the Preferred Stock Conversion Shares), then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares so referenced in this Agreement will automatically be proportionally adjusted to reflect the effect of such subdivision, combination or stock dividend on the outstanding shares of such class or series of stock.
     Section 7.17 Aggregation of Stock. All shares of Common Stock owned or acquired by the Purchaser or its Affiliated entities or persons (assuming full conversion, exchange and exercise of all convertible, exchangeable and exercisable securities into Common Stock) shall be aggregated together for the purpose of determining the availability of any right under this Agreement.
     Section 7.18 No-Shop Clause. From and after the date of the execution and delivery of this Agreement by the Company until the earlier of the termination of this Agreement or the Closing Date, the Company will not, without the prior written consent of the Purchaser: (i) offer for sale the assets of the Company and the Subsidiaries (or any material portion thereof) or any shares or interest in any of the Company or the Subsidiaries, (ii) solicit offers to buy all or any material portion of the assets of the Company and the Subsidiaries or any shares or interest of any of the Company or the Subsidiaries, (iii) hold discussions with any party (other than the Purchaser) looking toward such an offer or solicitation or looking toward a merger or consolidation of any of the Company or the Subsidiaries, or (iv) enter into any agreement with any party (other than the Purchaser) with respect to the sale or other disposition of the assets of the Company and the Subsidiaries (or any material portion thereof) or any shares or interest in any of the Company or the Subsidiaries, or with respect to any merger, consolidation, or similar transaction involving any of the Company or the Subsidiaries.
     Section 7.19 Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):
     “Affiliate” means, with respect to any Person, (i) any other Person of which securities or other ownership interests representing more than twenty percent (20%) of the voting interests are, at the time such determination is being made, owned, Controlled or held, directly or indirectly, by such Person, or (ii) any other Person which, at the time such determination is being made, is Controlling, Controlled by or under common Control with, such Person. As used herein, “Control,” whether used as a noun or verb, refers to the possession, directly or indirectly, of the power to direct, or cause the direction of, the management or policies of a Person, whether through the ownership of voting securities or otherwise.
     “Change of Control” means (A) the acquisition at any time by a “person” or “group” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) who or which are the beneficial owners (as defined in Rule 13(d)-3 under the Exchange Act), directly or indirectly, of securities representing more than 50% of the combined voting power of the election of directors of the then outstanding securities of the Company or any successor of the Company; (B) approval by the shareholders of the Company of any sale or disposition of substantially all of the assets or earning power of the Company; or (C) approval by the shareholders of the Company of any merger, consolidation, or statutory share exchange to which the Company is a party as a result of which the persons who were stockholders immediately prior to the effective date of the merger, consolidation or share exchange shall have beneficial ownership of less than 50% of the combined voting power in the election of directors of the surviving corporation.
     “Company” shall have the meaning set forth in the preambles of this Agreement. For purposes of Article II, the term “Company” shall include its Subsidiaries, unless context clearly indicates otherwise.
     “Lien” shall mean a mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or otherwise, including, without limitation, any lien for taxes), security interest, preference, participation interest, priority or security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any document under the law of any applicable jurisdiction to evidence any of the foregoing.
     “Material Adverse Change” shall mean a material adverse change in the Company’s business, operations, assets, liabilities, prospects, properties, condition (financial or otherwise) or results of operations.

     “Person” shall mean an individual, corporation, trust, partnership, limited liability company, joint venture, unincorporated organization, government body or any agency or political subdivision thereof, or any other entity.
     “Subsidiary” shall mean, as to the Company, any corporation of which more than fifty percent (50%) of the outstanding stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned by the Company, or by one or more of its subsidiaries, or by the Company and one or more of its subsidiaries.
     “Transaction Documents” shall mean this Agreement, the Investor’s Rights Agreement, the Escrow Agreement, the Satisfaction Agreements, the Cancellation Agreements, the Waivers, the Closing certificates, the Restated Articles, the Certificate of Designation, the Non-Competition Agreements, the Non-Disclosure and Proprietary Information and Intention Agreements, and any other documents or agreements required as a condition to the Closing or required to be delivered by the Company to the Purchaser.
     Section 7.20 Obligations of Controlling Shareholders. Prior to the Closing, the Controlling Shareholders shall cause the Company to comply with all of its representations, warranties, covenants and agreements contained in this Agreement and the other Transaction Documents. Each of the Controlling Shareholders agrees that:
          (a) if he is a Debtholder or Other Securityholder, he shall promptly execute and deliver to the Company a Satisfaction Agreement or Cancellation Agreement, as the case may be, with respect to the obligations of the Company to him or Other Securities;
          (b) he shall, and shall cause his Affiliates and related persons, to cooperate fully with the Company and the Purchaser to consummate the transactions contemplated by this Agreement;
          (c) he shall execute and deliver at Closing a release in favor of the Company and its Subsidiaries that forever releases, discharges, acquits and forgives each of them from any and all claims, actions, suits, demands, agreements, and each of them, if more than one, liabilities, judgments, and proceedings both at law and in equity that he may have arising from the beginning of time to the date of the Closing;
          (d) he shall not transfer any of his shares of Common Stock or grant any proxies or enter into any voting trust or other agreement or understanding with respect to voting of his shares of Common Stock;
          (e) at any meeting of the stockholders of the Company called to consider and vote upon any matter related to this Agreement or the transactions contemplated hereby, and at every adjournment or postponement thereof, or in connection with any written consent of shareholders of the Company in lieu of such a meeting, all of his shares of Common Stock (whether now owned or hereafter acquired) will be voted (i) in favor of the adoption of this Agreement and the approval of any transaction, document or agreement required for the consummation of this Agreement, including the approval of the Restated Articles and the Reverse Split, and (ii) against any action that is intended, or could reasonably be expected, to impede, frustrate, interfere with, impair, delay, adversely affect or prevent consummation of the transactions contemplated by this Agreement; and
          (f) his failure to perform his agreements hereunder will cause irreparable damage to the Company and the Purchaser for which damages, even if available, will not be an adequate remedy, and, accordingly, he consents to the issuance of injunctive relief (including a temporary restraining order) to compel performance of his obligations and to the granting by any court of the remedy of specific performance of his obligations hereunder.
     Section 7.21 Incorporation of Exhibits, Annexes and Schedules. The exhibits, annexes and schedules identified in this Agreement are incorporated herein by reference and made a part hereof for all purposes.
SIGNATURE PAGE FOLLOWS

SECURITIES PURCHASE AGREEMENT
Signature Page
     IN WITNESS WHEREOF, the Company, the Controlling Shareholders and the Purchaser have executed this Securities Purchase Agreement as of the day and year first above written.

COMPANY:

IMMEDIATEK, INC.,
a Nevada corporation

By:	/s/ ZACH BAIR

Name:	Zach Bair
Title:	President and Chief Executive Officer

PURCHASER:

RADICAL HOLDINGS LP,
a Texas limited partnership

By:	Radical Management LLC,
a Texas limited liability company,
its general partner

	By:	/s/ MARK CUBAN

	Name:	Mark Cuban
	Title:	President

CONTROLLING STOCKHOLDERS:

/s/ ZACH BAIR

Zach Bair

/s/ PAUL MARIN

Paul Marin

SCHEDULES
TO
SECURITIES PURCHASE AGREEMENT
(Intentionally Omitted)

EXHIBIT A
TO
SECURITIES PURCHASE AGREEMENT
FORM OF CERTIFICATE OF DESIGNATION FOR SERIES A PREFERRED
(Attached)

IMMEDIATEK, INC.
Certificate of Designation, Rights and Preferences of
Series A Convertible Preferred Stock
of
IMMEDIATEK, INC.
     Immediatek, Inc. (the “Corporation”), a corporation organized and existing under the law of the State of Nevada (the “NRS”), hereby certifies that, pursuant to the authority conferred upon the board of directors of the Corporation (the “Board of Directors”) by its Amended and Restated Articles of Incorporation, as amended (the “Restated Articles “), which authorizes the issuance, by the Corporation, in one or more series of up to 5,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), and in accordance with the provisions of NRS 78.1955, the Board of Directors at a meeting duly called and held on ___, 2006 duly adopted the following resolutions:
     RESOLVED, that, pursuant to the authority vested in the Board of Directors by the provisions of Article V of the Restated Articles and in accordance with the provisions of NRS 78.1955, the Board of Directors hereby creates and provides for the issue of a series of Preferred Stock consisting of 4,392,286 shares herein designated as the Series A Convertible Preferred Stock (the “Series A Preferred Stock”), having the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the shares of such series (in addition to the powers, designations preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Restated Articles that are applicable to the Preferred Stock of all series) are hereby fixed as follows (certain terms used herein being defined in Section B.3. hereof):
A. PROVISIONS RELATING TO THE SERIES A PREFERRED STOCK
     1. Dividends. The holders of the Series A Preferred Stock shall not be entitled to any preferential dividends. The holders of the Series A Preferred Stock shall be entitled to participate on an as-converted basis in cash any dividends declared and paid on the Common Stock, other than dividends declared and paid on the Common Stock in cash out of the proceeds from the original issue of the Series A Preferred Stock.
     2. Liquidation.
          (a) Upon any Liquidation Event, the holders of shares of Series A Preferred Stock then outstanding shall be entitled to receive, out of the funds and assets of the Corporation legally available therefor (the “Available Assets and Funds”), before any payment shall be made to the holders of shares of Junior Stock, an amount per share equal to the greater of (i) the Stated Value for a share of Series A Preferred Stock and (ii) the amount such holder would have received had such holder converted such share of Series A Preferred Stock into shares of Common Stock immediately prior to such Liquidation Event. If, upon any such Liquidation Event, the Available Assets and Funds shall be insufficient to pay the holders of shares of Series A Preferred Stock the full amount to which they shall be entitled, the holders of shares of Series A Preferred Stock and

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any Parity Stock shall share ratably in any distribution of the Available Assets and Funds in proportion to the respective amounts that would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.
     3. Ranking. The Series A Preferred Stock shall, with respect to redemption rights, rights on liquidation, winding up, corporate reorganization and dissolution rank senior to the Junior Stock.
     4. Optional Redemption.
          (a) Holders’ Redemption Rights. Upon an Event of Default, the holders of a Majority-in-Interest of the Series A Preferred Stock then outstanding may require the Corporation to redeem the Series A Preferred Stock at any time or from time to time, in whole but not in part, at a redemption price per share equal to the Stated Value, plus declared and unpaid dividends, if any, to the Redemption Date (the “Redemption Price”). Such redemption shall be effected in accordance with the procedures set forth in subsections A.4.(b) and A.4.(c) hereof.
          (b) Notice. Upon an Event of Default, the Corporation shall mail notice of such Event of Default within ten (10) days of such Event of Default to the holders of record of the Series A Preferred Stock. Within a twenty-day period following such notice by the Company to the holders of the Series A Preferred Stock, each record holder of the Series A Preferred Stock shall be entitled to provide notice to the Corporation of his election to require the Company to redeem the outstanding shares of Series A Preferred Stock. In the event that the holders of a Majority-in-Interest of the Series A Preferred Stock then outstanding elect to require the Corporation to redeem shares of the Series A Preferred Stock pursuant to this subsection A.4., the Corporation shall mail notice of such redemption by first-class mail, postage prepaid, and mailed not less than ten (10) days nor more than sixty (60) days after to the date the holders of a Majority-in-Interest of the Series A Preferred Stock elected to cause the redemption of the Series A Preferred Stock (each such date, a “Redemption Date”) to the holders of record of the shares of Series A Preferred Stock to be redeemed, at their respective addresses as such addresses shall appear in the records of the Corporation; provided, however, that failure to give such notice or any defect therein or in the mailing thereof shall not affect the validity of the proceeding for the redemption of any shares so to be redeemed. Each such notice shall state: (i) the Redemption Date, (ii) the number of shares of Series A Preferred Stock to be redeemed, (iii) the Redemption Price, and (iv) the place or places where certificates for such shares are to be surrendered for payment of the Redemption Price.
          (c) Right of the Holders of Series A Preferred Stock upon Redemption. Following the Redemption Date, said shares of Series A Preferred Stock to be redeemed shall no longer be deemed to be outstanding and shall not have the status of shares of Series A Preferred Stock, and all rights of the holders thereof as stockholders of the Company (except the right to receive the applicable Redemption Price on the Redemption Date) shall cease, unless the Corporation defaults in the payment of the Redemption Price on the Redemption Date, in which case all rights of the holders to whom payment of the Redemption Price was not made on the

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Redemption Date shall continue until the Redemption Price is paid to such holders, and such holders shall have the rights of the terms of the Series A Preferred Stock set forth herein.
     5. Conversion.
          (a) Right to Convert. Subject to and in compliance with this Section A.5., each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, into that number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Stated Value for such share by the Conversion Price (defined below) for such share in effect at the time of conversion. The price at which shares of Common Stock shall be deliverable upon conversion of Series A Preferred Stock without the payment of additional consideration by the holder thereof (the “Conversion Price”) shall initially be $[to be completed to equal 95% of outstanding Common Stock]. Such initial Conversion Price shall be subject to adjustment from time to time as provided in this Section A.5.
          (b) Mechanics of Conversion. Each holder of Series A Preferred Stock who desires to convert the same into shares of Common Stock shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series A Preferred Stock or Common Stock, and shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state therein the number of shares of Series A Preferred Stock being converted. Thereupon, the Corporation shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the certificate representing the shares of Series A Preferred Stock to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.
          (c) Adjustments for Stock Splits and Combinations. If the Corporation at any time or from time to time after the Original Issue Date (as defined below) effects a subdivision of the outstanding Common Stock, the Conversion Price then in effect immediately before the subdivision shall be proportionately decreased, and conversely, if the Corporation at any time or from time to time after the Original Issue Date combines the outstanding shares of Common Stock into a smaller number of shares, the Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this subsection A.5.(c) shall become effective at the close of business on the date the subdivision or combination becomes effective. “Original Issue Date” means the date on which shares of Series A Preferred Stock are originally issued under this Certificate of Designation.
          (d) Adjustments for Certain Dividends and Distributions. If the Corporation at any time or from time to time after the Original Issue Date makes or issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price then in effect shall be adjusted as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, so that it will equal the price determined by multiplying the Conversion Price then in effect by a fraction (1) the numerator of

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which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date and (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this subsection A.5.(d) as of the time of actual payment of such dividends or distributions.
          (e) Adjustments for Dividends and Other Distributions. In the event the Corporation at any time or from time to time after the Original Issue Date makes or issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of Series A Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation which they would have received had their Series A Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section A.5 with respect to the rights of the holders of the Series A Preferred Stock.
          (f) Adjustment for Reclassification, Exchange and Substitution. In the event that, at any time or from time to time after the Original Issue Date, the Common Stock issuable upon the conversion of the Series A Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this Section A.5), then and in any such event each holder of Series A Preferred Stock shall have the right thereafter to convert such Series A Preferred Stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change, by holders of shares of Common Stock into which such shares of Series A Preferred Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein.
          (g) No Adjustment for Certain Issuances. Notwithstanding anything to the contrary herein, no adjustment will be made to the Conversion Price (1) for issuances of Common Stock upon conversion of shares of the Series A Preferred Stock; or (2) for issuances of Common Stock, options, warrants or other convertible securities as a dividend or distribution on the Series A Preferred Stock.
          (h) Sale of Shares.
          (1) If at any time or from time to time after the Original Issue Date, the Corporation issues or sells, or is deemed by the express provisions of this subsection A.5.(h) to have issued or sold, Additional Shares of Common Stock (as hereinafter

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defined), other than as a dividend or other distribution on any class of stock as provided in subsection A.5.(d) above and other than upon a subdivision or combination of shares of Common Stock as provided in subsection A.5.(c) above, then and in each such event the Conversion Price then in effect shall be adjusted as of the time of such issuance or sale so that it will equal the price determined by multiplying the Conversion Price then in effect by a fraction (1) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or sale and (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or sale plus the number of shares of Common Stock issued or sold.
          (2) For the purpose of the adjustment required under this subsection A.5.(h), if the Corporation issues or sells any rights or options for the purchase of, or stock or other securities convertible or exchangeable, with or without consideration, into Additional Shares of Common Stock (such convertible or exchangeable stock or securities being hereinafter referred to as “Convertible Securities”), then in each case the Corporation shall be deemed to have issued at the time of the issuance of such rights or options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise or conversion thereof. No further adjustment of the Conversion Price, adjusted upon the issuance of such rights, options or Convertible Securities, shall be made as a result of the actual issuance of Additional Shares of Common Stock on the exercise of any such rights or options or the conversion of any such Convertible Securities.
          If any such rights or options, or the conversion or exchange privilege represented by any such Convertible Securities, shall expire without having been exercised, the Conversion Price adjusted upon the issuance of such rights, options or Convertible Securities shall be readjusted to the Conversion Price which would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such rights or options or rights of conversion or exchange of such Convertible Securities. Further, if any shares of Common Stock issuable upon the exercise or conversion of options or warrants that are issued and outstanding on the Original Issue Date shall no longer be issuable thereunder due to expiration, termination or otherwise, the Conversion Price shall be adjusted as of the time of such expiration so that it will equal the price determined by multiplying the Conversion Price then in effect by a fraction (1) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such expiration, plus the number of shares of Common Stock no longer exercisable pursuant to such option or warrant and (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such expiration.
          (3) For the purpose of the adjustment required under this subsection A.5.(h), if the Corporation issues or sells any rights or options for the purchase of Convertible Securities, then in each such case the Corporation shall be deemed to have issued at the time of the issuance of such rights or options the maximum number of Additional Shares of Common Stock issuable upon conversion or exchange of the total

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amount of Convertible Securities covered by such rights or options. No further adjustment of the Conversion Price, adjusted upon the issuance of such rights or options, shall be made as a result of the actual issuance of the Convertible Securities upon the exercise of such rights or options or upon the actual issuance of Additional Shares of Common Stock upon the conversion of such Convertible Securities. The provisions of paragraph (2) above for the readjustment of the Conversion Price upon the expiration of rights or options or the rights of conversion or exchange of Convertible Securities shall apply mutatis mutandis to the rights, options and Convertible Securities referred to in this paragraph (3).
          (i) Notices of Record Date. In the event of (a) any taking by the Corporation of record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation with or into any other corporation, or any transfer of all or substantially all of the assets of the Corporation to any other Person or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Series A Preferred Stock at least thirty (30) days prior to the record date specified therein, a notice specifying (1) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (2) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (3) the date, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.
          (j) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of Series A Preferred Stock. If more than one share of Series A Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series A Preferred Stock so surrendered. In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay cash equal to the product of such fraction multiplied by the Fair Market Value of one share of the Corporation’s Common Stock on the date of conversion.
          (k) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

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          (l) Notices. All notices and other communications required by the provisions of this Section A.5 shall be in writing and shall be deemed to have been duly given if delivered personally, mailed by certified mail (return receipt requested) or sent by overnight delivery service, cable, telegram, facsimile transmission or telex to each holder of record at the address of such holder appearing on the books of the Corporation. Notice so given shall, in the case of notice so given by mail, be deemed to be given and received on the fourth calendar day after posting, in the case of overnight delivery service, on the date of actual delivery and, in the case of notice so given by cable, telegram, facsimile transmission, telex or personal delivery, on the date of actual transmission or, as the case may be, personal delivery.
          (m) Payment of Taxes. The Corporation will pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of shares of Series A Preferred Stock, including, without limitation, any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series A Preferred Stock so converted were registered.
          (n) No Dilution or Impairment. The Corporation shall not amend its Amended and Restated Articles of Incorporation or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, for the purpose of avoiding, or seeking to avoid, the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the conversion rights of the holders of the Series A Preferred Stock against dilution or other impairment.
     6. Voting. The holders of shares of Series A Preferred Stock shall be entitled to vote on all matters required or permitted to be voted upon by the stockholders of the Corporation and, except to the extent specifically provided herein, each holder shall be entitled to the number of votes equal to the largest number of full shares of Common Stock into which all shares of Series A Preferred Stock held by such holder could be converted, pursuant to the provisions of Section A.5, at the record date for the determination of the stockholders entitled to vote on such matters or, if no record date is established, at the date such vote is taken or any written consent of stockholders is first executed. Except as otherwise expressly provided herein or as required by law, the holders of Series A Preferred Stock shall vote together as a single class with the holders of Common Stock on all matters.
B. GENERAL PROVISIONS
     1. Protective Provisions. In addition to any other vote or consent required herein or by law, unless the directors designated by the holders of the shares of the Series A Preferred Stock originally issued under the Purchase Agreement (as defined herein) control the Board of Directors of the Corporation with respect to all actions, for so long as any shares of the Series A Preferred Stock originally issued under the Purchase Agreement remain outstanding (subject to equitable adjustments for stock splits, stock dividends and the like with respect to the Series A Preferred Stock), except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Amended and Restated Articles of

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Incorporation, and in addition to any other vote required by law or by the Amended and Restated Articles of Incorporation, the Corporation shall not, and the Corporation shall cause its subsidiaries not to, as applicable, without the prior vote or written consent of the holders of at least 75% of the shares of the Series A Preferred Stock originally issued under the Purchase Agreement then outstanding:
     (a) amend the articles or bylaws in any manner that would alter or change any of the rights, preferences, privileges or restrictions of the Series A Preferred Stock or the shares issuable upon conversion of the Series A Preferred Stock;
     (b) reclassify any outstanding securities into securities having rights, preferences or privileges senior to, or on a parity with, the Series A Preferred Stock;
     (c) authorize or issue any additional shares of capital stock (other than to holders of the Series A Preferred Stock);
     (d) merge or consolidate with or into any corporation or other Person;
     (e) sell all or substantially all their respective assets in a single transaction or series of related transactions;
     (f) license all or substantially all of their respective intellectual property in a single transaction or series of related transactions;
     (g) liquidate or dissolve;
     (h) alter any rights of the holders of the Series A Preferred Stock or change the size of the Board of Directors;
     (i) declare or pay any dividends (other than dividends payable to the Corporation or its subsidiaries) on or declare or make any other distribution, directly or indirectly, on account of any shares of Common Stock now or hereafter outstanding;
     (j) repurchase any outstanding shares of capital stock (other than repurchases or redemptions of the Series A Preferred Stock in accordance with the terms hereof);
     (k) approve or modify by 10% or more the aggregate amount of any annual or other operating or capital budget, or approve or modify by 50% or more any single line item of any such operating or capital budget;
     (l) increase the salary of any officer or employee or pay any bonus to any officer, director or employee not contemplated in a budget or bonus plan approved by directors designated by the holders of the shares of the Series A Preferred Stock originally issued under the Purchase Agreement then outstanding;
     (m) retain, terminate or enter into any salary or employment negotiations or employment agreement with any employee or any future employee;

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     (n) incur indebtedness (other than trade payables) or enter into contracts or leases that require payments in excess of $5,000 in the aggregate;
     (o) make or incur any single capital expenditure;
     (p) award stock options, stock appreciation rights or similar employee benefits or determine vesting schedules, exercise prices or similar features;
     (q) make any material change in the nature of its business or enter into any new line of business, joint venture or similar arrangement;
     (r) pledge its assets or guarantee the obligations of any other individual or entity;
     (s) recommend approval of any new equity incentive plan;
     (t) form or acquire any subsidiary, joint venture or similar business entity; or
     (u) directly or indirectly enter into, or permit to exist, any material transaction with any affiliate of the Corporation, any director or officer or any affiliate of a director or officer, or transfer, pay, loan or otherwise obligate the Corporation to give cash, services, assets or other items of value to affiliates, officers or directors or any affiliate of a officer or director or commit to do any of the preceding after the date hereof, except for employee compensation or for reimbursement of ordinary business expenses.
     2. Board of Directors. For so long as any shares of the Series A Preferred Stock originally issued under the Purchase Agreement remain outstanding, the holders of a Majority-in-Interest of the shares of the Series A Preferred Stock originally issued under the Purchase Agreement then outstanding shall have the right to designate all the Persons to serve as directors on the Board of Directors of the Corporation and its subsidiaries. If the holders of the shares of the Series A Preferred Stock originally issued under the Purchase Agreement then outstanding choose not to designate any directors, the holders of a Majority-in-Interest of the shares of the Series A Preferred Stock originally issued under the Purchase Agreement then outstanding may appoint a designee to serve as an observer at all meetings of the Corporation’s or its subsidiaries’ Board of Directors and committees thereof, and such designee will be (a) entitled to all notices of meetings of the Board of Directors and committees thereof and all instruments in which action is proposed to be taken by written consent in lieu of a meeting, each as and when provided to the directors, and (b) furnished with the materials furnished to the directors for such meetings or written consents in lieu of a meeting. Notwithstanding anything herein to the contrary, for so long as the Radical Holdings LP or its affiliates owns any of the shares of the Series A Preferred Stock then issued and outstanding, the directors or any committee of directors of the Corporation or its subsidiaries shall not hold a meeting or take any action by written consent, unless written notice thereof, which contains a reasonable description of the matters to be acted upon, is sent to the holders of the Series A Preferred Stock at least ten calendar days in advance of the action proposed to be taken.

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     3. Definitions. As used herein with respect to the Series A Preferred Stock, the following terms have the following meanings:
“Additional Shares of Common Stock” means all shares of Common Stock issued after the Original Issue Date, in each event other than shares of Common Stock issued upon conversion of the Series A Preferred Stock.
“Common Stock” means the common stock of the Corporation, $0.001 par value per share.
An “Event of Default” shall exist if within 45 days from the Original Issue Date:
     (a) any representation or warranty made or deemed made by or on behalf of the Corporation in the Purchase Agreement, or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection the Purchase Agreement, or any amendment or modification thereof or waiver thereunder, shall prove to have been materially incorrect when made or deemed made; or
     (b) the Corporation shall fail to satisfy its obligations pursuant to Section 5.18 of the Purchase Agreement.
“Fair Market Value” means (i) if the Common Stock is listed on a national securities exchange, the closing sale price per share on the principal exchange on which the Common Stock is listed as reported by such exchange, (ii) if the Common Stock is quoted in the National Market System, the closing sale price per share as reported by Nasdaq, (iii) if the Common Stock is traded in the over-the-counter market but not quoted in the National Market System, the average of the closing bid and asked quotations per share as reported by Nasdaq, or any other nationally accepted reporting medium if Nasdaq quotations shall be unavailable, or (iv) if none of the foregoing applies, the fair market value of such stock as reasonably determined in good faith by the Board of Directors of the Corporation.
“Junior Stock” means shares of Common Stock and any other class or series of capital stock of the Corporation that by its express terms provides that is ranks junior to the Series A Preferred Stock as to distribution of assets on liquidation, dissolution or winding up.
“Liquidation Event” means the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, and also includes (i) the acquisition of the Corporation by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) that results in the sale, disposition or other transfer of more than fifty percent (50%) of the outstanding voting power of the Corporation or (ii) a sale, exclusive license or other disposition of all or substantially all of the assets of the Corporation.
“Majority-in-Interest” means the holders of a majority of the Series A Preferred Stock.
“Parity Stock” means any class or series of capital stock of the Corporation ranking on a parity with the Series A Preferred Stock as to distribution of assets on liquidation, dissolution or winding up.

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“Person” means any individual, corporation, partnership, trust, joint venture, organization, association, government or agency or political subdivision thereof, or any other entity.
“Purchase Agreement” means that certain Securities Purchase Agreement, dated as of January ___, 2006, by and among the Corporation, Radical Holdings LP and the other parties thereto.
“Senior Stock” any class or series of capital stock of the Corporation that by its express terms provides that it ranks senior to the Series A Preferred Stock as to distribution of assets on liquidation, dissolution or winding up.
“Stated Value” means a stated value per share equal to $0.683015632 with respect to the Series A Preferred Stock.

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     IN WITNESS WHEREOF, Immediatek, Inc. has caused this Certificate of Designation, Rights and Preferences of Series A Convertible Preferred Stock to be signed by its President, on this ___ day of                      2006, and such person hereby affirms under penalty of perjury that this Certificate of Designation, Rights and Preferences of Series A Convertible Preferred Stock is the act and deed of Immediatek, Inc. and that the facts stated herein are true and correct.

IMMEDIATEK, INC.

By:
Name:	Zach Bair
Title:	President

EXHIBIT B
TO
SECURITIES PURCHASE AGREEMENT
FORM OF AMENDED AND RESTATED ARTICLES

EXHIBIT C
TO
SECURITIES PURCHASE AGREEMENT
BYLAWS OF ITEK
(Intentionally Omitted)

EXHIBIT D
TO
SECURITIES PURCHASE AGREEMENT
INVESTOR’S RIGHTS AGREEMENT
(Attached)

INVESTOR’S RIGHTS AGREEMENT
     This INVESTOR’S RIGHTS AGREEMENT (this “Agreement”) dated as of ___, 2006, is entered into by and among Immediatek, Inc., a Nevada corporation (the “Company”), Radical Holdings LP, a Texas limited partnership (the “Purchaser”), Zach Bair, an individual residing in the State of Texas (“Bair”), and Paul Marin, an individual residing in the State of Texas (“Marin,” and together with Bair, collectively, the “Founders”).
     A. The Company has filed a Certificate of Designation, Rights and Preferences establishing a series of convertible preferred stock, namely, the Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”); and
     B. The Company, the Founders and the Purchaser are parties to that certain Securities Purchase Agreement dated as of January    , 2006 (the “Purchase Agreement”) pursuant to which the Company has agreed to sell, and the Purchaser has agreed to purchase 4,392,286 shares of the Series A Preferred Stock (the “Series A Shares”) of the Company at the closing on the date hereof; and
     C. The Company’s and the Purchaser’s respective obligations under the Purchase Agreement are conditioned upon the execution and delivery of this Agreement.
AGREEMENT
     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows.
ARTICLE I
REGISTRATION RIGHTS
     Section 1.1 Definitions. For purposes of this Agreement:
     (a) “Affiliate” means, with respect to any Person, (i) any other Person of which securities or other ownership interests representing more than twenty percent (20%) of the voting interests are, at the time such determination is being made, owned, Controlled or held, directly or indirectly, by such Person or (ii) any other Person which, at the time such determination is being made, is Controlling, Controlled by or under common Control with, such Person. As used herein, “Control”, whether used as a noun or verb, refers to the possession, directly or indirectly, of the power to direct, or cause the direction of, the management or policies of a Person, whether through the ownership of voting securities or otherwise.
     (b) “Holder” means (i) the Purchaser, (ii) a Person that is a permitted transferee under Section 1.11 hereof and (iii) a Person that owns Registrable Securities; provided, however, that for purposes of this Agreement, Holders of Registrable Securities will not be required to convert their Preferred Shares into Common Stock in order to exercise the registration rights granted hereunder, until immediately before the closing of the offering to which the registration relates.

     (c) “NASD” means the National Association of Securities Dealers, Inc.
     (d) “Participating Holders” means Holders participating, or electing to participate, in an offering of Registrable Securities.
     (e) “Person” means any individual, firm, corporation, company, partnership, trust, incorporated or unincorporated association, limited liability company, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of any such entity.
     (f) “Preferred Shares” means the Series A Shares.
     (g) “Registrable Securities” means any shares of common stock of the Company (“Common Stock”) (i) issued or issuable upon conversion of the Preferred Shares; (ii) otherwise held or deemed held by conversion by the Purchaser or acquired pursuant to any other right; and (iii) issued or issuable with respect to the securities referred to in clauses (i) and (ii) above by virtue of any stock split, combination, stock dividend, merger, consolidation or other similar event; provided, however, that shares of Common Stock that are considered to be Registrable Securities shall cease to be Registrable Securities (A) upon the sale thereof pursuant to an effective registration statement, (B) upon the transfer thereof in a private transaction where the transferor’s rights under this Agreement are not assigned, or (C) when such securities cease to be outstanding.
     (h) “Registration Expenses” mean all expenses (other than underwriting discounts and commissions) arising from, or incident to, the performance of, or compliance with, this Agreement, including, without limitation, (i) SEC, stock exchange, NASD and other registration and filing fees, (ii) all fees and expenses incurred in connection with complying with any securities or blue sky laws (including, without limitation, fees, charges and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) the fees, charges and disbursements of counsel to the Company and of its independent public accountants and any other accounting and legal fees, charges and expenses incurred by the Company (including, without limitation, any expenses arising from any special audits or “comfort letters” required in connection with or incident to any registration), (v) the fees, charges and disbursements of any special experts retained by the Company in connection with any registration pursuant to the terms of this Agreement, (vi) all internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (vii) the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or Nasdaq and (viii) Securities Act liability insurance (if the Company elects to obtain such insurance), regardless of whether any Registration Statement filed in connection with such registration is declared effective. “Registration Expenses” shall also include fees, charges and disbursements of one (1) firm of counsel to all of the Participating Holders participating in any underwritten public offering pursuant to this Agreement (which shall be selected by a majority, based on the number of Registrable Securities to be sold, of the Participating Holders).

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     (i) “Registration Statement” shall mean any registration statement of the Company filed with the SEC on the appropriate form pursuant to the Securities Act that covers any of the shares of Common Stock and any other Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.
     (j) “SEC” or “Commission” means the United States Securities and Exchange Commission.
     (k) “Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.
     (l) “Selling Expenses” shall mean the underwriting fees, discounts, selling commissions and stock transfer taxes applicable to all Registrable Securities registered by the Participating Holders.
Section 1.2. Demand Registration.
     (a) Request by Holders. If the Company receives at any time a written request from Holders that hold at least twenty percent (20%) of the Registrable Securities then outstanding (the “Requesting Holders”) that the Company register Registrable Securities held by Requesting Holders (a “Demand Request”), then the Company shall, within ten (10) days after receipt of such Demand Request, give written notice of such request (“Request Notice”) to all Holders. Each Demand Request shall (x) specify the number of Registrable Securities that the Requesting Holders intend to sell or dispose of, (y) state the intended method or methods of sale or disposition of the Registrable Securities and (z) specify the expected price range (net of underwriting discounts and commissions) acceptable to the Requesting Holders to be received for such Registrable Securities. Following receipt of a Demand Request, the Company shall:
          (i) cause to be filed, as soon as practicable, but within ninety (90) days of the date of delivery to the Company of the Demand Request, a Registration Statement covering such Registrable Securities that the Company has been so requested to register by the Requesting Holders and other Holders who request to the Company that their Registrable Securities be registered within twenty (20) days of the mailing of the Request Notice, providing for the registration under the Securities Act of such Registrable Securities to the extent necessary to permit the disposition of such Registrable Securities in accordance with the intended method of distribution specified in such Demand Request;
          (ii) use its best efforts to have such Registration Statement declared effective by the SEC as soon as practicable thereafter; and
          (iii) refrain from filing any other Registration Statements, other than pursuant to a Registration Statement on Form S-4 or S-8 (or similar or successor forms), with respect to any other securities of the Company until such date that is one hundred and eighty (180) days following effectiveness of the Registration Statement filed in response to the Demand Request.

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     (b) Effective Registration Statement. A registration requested pursuant to this Agreement shall not be deemed to have been effected (i) unless a Registration Statement with respect thereto has become effective and remained effective in compliance with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the Holders thereof set forth in such Registration Statement; (ii) if, after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court and has not thereafter become effective, or if the offering of Registrable Securities is not consummated for any reason, including, without limitation, if the underwriters of an underwritten public offering advise the Participating Holders that the Registrable Securities cannot be sold at a net price per share equal to or above the net price disclosed in the preliminary prospectus; (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived; or (iv) if the Requesting Holders are cut back regarding the Registrable Securities requested to be registered.
     (c) Selection of Underwriters. In the event that the Company is required to file a Registration Statement covering any Registrable Securities of any Requesting Holders pursuant to Section 1.2(a) hereof and the proposed public offering is to be an underwritten public offering, the managing underwriter shall be one or more reputable, nationally recognized investment banks selected by a majority in interest of the Requesting Holders and reasonably acceptable to the Company, which consent shall not be unreasonably withheld, delayed or conditioned.
     (d) Priority for Demand Registration. Notwithstanding any other provision of this Agreement, if the managing underwriter of an underwritten public offering determines and advises the Participating Holders and the Company in writing that the inclusion of all securities proposed to be included by the Company and any other Holders in the underwritten public offering would materially and adversely interfere with the successful marketing of the Requesting Holders’ Registrable Securities, then the Company and other Holders shall not be permitted to include any securities in excess of the amount, if any, of securities that the managing underwriter of such underwritten public offering shall reasonably and in good faith agree in writing to include in such public offering in addition to the amount of Registrable Securities to be registered for the Requesting Holders. The Company will be obligated to include in such Registration Statement, as to each Holder, only a portion of the Registrable Securities such Holder has requested be registered equal to the ratio which such Holder’s requested Registrable Securities bears to the total number of Registrable Securities requested to be included in such Registration Statement by all Holders who have requested that their Registrable Securities be included in such Registration Statement. It is acknowledged by the parties hereto that pursuant to the foregoing provision, the securities to be included in a registration requested by the Requesting Holders pursuant to Section 1.2 shall be allocated:
          (i) first, to the Participating Holders; and
          (ii) second, to the Company and any other shareholders of the Company requesting registration of securities of the Company.

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     (e) Limitations on Demand Registrations.
          (i) The Company may delay making a filing of a Registration Statement or taking action in connection therewith by not more than ninety (90) days if the Company provides a written certificate signed by the President and Chief Executive Officer of the Company to the Holders, prior to the time it would otherwise have been required to file such Registration Statement or take such action pursuant to this Section 1.2, stating that the Board has determined in good faith that the filing of such Registration Statement would be seriously detrimental to the Company or would otherwise materially adversely affect a financing, acquisition, disposition, merger or other material transaction (collectively, a “Valid Business Reason”) and that it is therefore essential to defer the filing of the Registration Statement; provided, however, that such right to delay a Demand Request shall be exercised by the Company not more than once in any twelve (12) month period and the Company shall only have the right to delay a Demand Request so long as such Valid Business Reason exists, and during such time, the Company may not file a Registration Statement for securities to be issued and sold for its own account or for that of anyone other than the Holders.
          (ii) The Company shall only be obligated to effect two (2) Demand Requests pursuant to this Section 1.2.
          (iii) The Company shall not be required to comply with a Demand Request unless the reasonably anticipated aggregate gross proceeds to be raised (before any underwriting discounts and commissions) would be equal to or exceed $1,000,000.
     (f) Cancellation of Registration. A majority in interest of the Participating Holders shall have the right to cancel a proposed registration of Registrable Securities pursuant to this Section 1.2 when, (i) in their discretion, market conditions are so unfavorable as to be seriously detrimental to an offering pursuant to such registration or (ii) the request for cancellation is based upon material adverse information relating to the Company that is different from the information known to the Participating Holders at the time of the Demand Request. Such cancellation of a registration shall not be counted as one of the two (2) Demand Requests, and notwithstanding anything to the contrary in the Agreement, the Company shall be responsible for the expenses of the Participating Holders incurred in connection with the registration prior to the time of cancellation.
     Section 1.3. Piggyback Registrations.
     (a) Right to Include Registrable Securities. Each time that the Company proposes for any reason to register any of its Common Stock under the Securities Act, either for its own account or for the account of a stockholder or stockholders exercising demand registration rights other than Demand Requests pursuant to Section 1.2 hereof or pursuant to a Registration Statement on Forms S-4 or S-8 (or similar or successor forms) (a “Proposed Registration”), the Company shall promptly give written notice of such Proposed Registration to all of the Holders of Registrable Securities (which notice shall be given not less than thirty (30) days prior to the expected effective date of the Company’s Registration Statement) and shall offer such Holders the right to request inclusion of any of such Holder’s Registrable Securities in the Proposed Registration. No registration pursuant to this Section 1.3 shall relieve the Company of its

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obligation to register Registrable Securities pursuant to a Demand Request, as contemplated by Section 1.2 hereof. The rights to piggyback registration may be exercised an unlimited number of occasions.
     (b) Piggyback Procedure. Each Holder of Registrable Securities shall have twenty (20) days from the date of receipt of the Company’s notice referred to in Section 1.3(a) above to deliver to the Company a written request specifying the number of Registrable Securities such Holder intends to sell and such Holder’s intended method of disposition. Any Holder shall have the right to withdraw such Holder’s request for inclusion of such holder’s Registrable Securities in any Registration Statement pursuant to this Section 1.3 by giving written notice to the Company of such withdrawal. Subject to Section 1.3(d) below, the Company shall use its best efforts to include in such Registration Statement all such Registrable Securities so requested to be included therein; provided, however, that the Company may at any time withdraw or cease proceeding with any such Proposed Registration if it shall at the same time withdraw or cease proceeding with the registration of all other shares of Common Stock originally proposed to be registered.
     (c) Selection of Underwriters. The managing underwriter for any Proposed Registration that involves an underwritten public offering shall be one or more reputable, nationally recognized investment banks selected by the Company and reasonably acceptable to a majority in interest of the Holders.
     (d) Priority for Piggyback Registration. Notwithstanding any other provision of this Agreement, if the managing underwriter of an underwritten public offering determines and advises the Company and the Holders in writing that the inclusion of all Registrable Securities proposed to be included by the Holders of Registrable Securities in the underwritten public offering would materially and adversely interfere with the successful marketing of the Company’s securities, then the Holders of Registrable Securities shall not be permitted to include any Registrable Securities in excess of the amount, if any, of Registrable Securities that the managing underwriter of such underwritten public offering shall reasonably and in good faith agree in writing to include in such public offering in addition to the amount of securities to be registered for the Company. The Company will be obligated to include in such Registration Statement, as to each Holder, only a portion of the Registrable Securities such Holder has requested be registered equal to the ratio which such Holder’s requested Registrable Securities bears to the total number of Registrable Securities requested to be included in such Registration Statement by all Holders who have requested that their Registrable Securities be included in such Registration Statement. It is acknowledged by the parties hereto that, pursuant to the foregoing provision, the securities to be included in a registration initiated by the Company shall be allocated:
          (i) first, to the Company; and
          (ii) second, pari passu among the Holders and all other holders of securities of the Company with piggyback registration rights.

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     If as a result of the provisions of this Section 1.3(d), any Holder shall not be entitled to include all of its Registrable Securities in a registration that such Holder has requested to be so included, such Holder may withdraw such Holder’s request to include Registrable Securities in such Registration Statement.
     (e) Underwritten Offering. In the event that the Proposed Registration by the Company is, in whole or in part, an underwritten public offering of securities of the Company, any request under this Section 1.3 shall specify that the Registrable Securities be included in the underwriting on the same terms and conditions as the shares, if any, otherwise being sold through underwriters under such registration.
     Section 1.4 Form S-3 Registration. Any Holder (an “Initiating Form S-3 Holder”) may request, at any time, that the Company file a Registration Statement under the Securities Act on Form S-3 (or similar or successor form) covering the sale or other distribution of all or any portion of the Registrable Securities held by such Initiating Form S-3 Holder pursuant to Rule 415 under the Securities Act (“Form S-3 Demand”) if (i) the reasonably anticipated aggregate gross proceeds would equal or exceed $5,000,000, (ii) the Company is a registrant qualified to use Form S-3 (or any similar or successor form) to register such Registrable Securities and (iii) the plan of distribution of the Registrable Securities is other than pursuant to an underwritten public offering. If such conditions are met, the Company shall use its best efforts to register under the Securities Act on Form S-3 (or any similar or successor form) at the earliest practicable date, for sale in accordance with the method of disposition specified in the Form S-3 Demand, the number of Registrable Securities specified in such Form S-3 Demand. In connection with a Form S-3 Demand, the Company agrees to include in the prospectus included in any Registration Statement on Form S-3, such material describing the Company and intended to facilitate the sale of securities being so registered as is reasonably requested for inclusion therein by the Initiating Form S-3 Holders, whether or not the rules applicable to preparation of Form S-3 require the inclusion of such information. Notwithstanding the foregoing, if the Company shall furnish to the Initiating Form S-3 Holders a certificate signed by the Chief Executive Officer and Chief Financial Officer of the Company stating that in the good faith opinion of the Board of Directors of the Company, a Valid Business Reason exists, the Company shall have the right to delay or defer taking action with respect to such filing for a period of ninety (90) days after receipt of the Form S-3 Demand; provided, however, that such right to delay or defer a Form S-3 Demand shall be exercised by the Company not more than once in any twelve (12) month period, the Company shall only have the right to delay a Form S-3 Demand so long as such Valid Business Reason exists, and during such time the Company may not file a Registration Statement for securities to be issued and sold for its own account or for that of any other Holders. Form S-3 Demands will not be deemed to be Demand Requests as described in Section 1.2 hereof and Holders shall have the right to request an unlimited number of Form S-3 Demands. Notwithstanding the foregoing, the Company shall not be obligated to file more than one (1) Registration Statement on Form S-3 pursuant to this Section 1.4 in any given six (6) month period.

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     Section 1.5. Registration Procedures.
     (a) Obligations of the Company. Whenever registration of Registrable Securities is required pursuant to this Agreement, the Company shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as promptly as possible, and in connection with any such request, the Company shall, as expeditiously as possible:
          (i) Preparation of Registration Statement; Effectiveness. Prepare and file with the SEC (in any event not later than ninety (90) days after receipt of a Demand Request to file a Registration Statement with respect to Registrable Securities), a Registration Statement on any form on which the Company then qualifies, which counsel for the Company shall deem appropriate and pursuant to which such offering may be made in accordance with the intended method of distribution thereof (except that the Registration Statement shall contain such information as may reasonably be requested for marketing or other purposes by the managing underwriter), and use its best efforts to cause any registration required hereunder to become effective as soon as practicable after the initial filing thereof and remain effective for a period of not less than one hundred and eighty (180) days (or such shorter period in which all Registrable Securities have been sold in accordance with the methods of distribution set forth in the Registration Statement); provided, however, that, in the case of any registration of Registrable Securities on Form S-3 that are intended to be offered on a continuous or delayed basis, such one hundred eighty (180) day period shall be extended, if necessary, to keep the Registration Statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis;
          (ii) Participation in Preparation. Provide any Participating Holder, any underwriter participating in any disposition pursuant to a Registration Statement and any attorney, accountant or other agent retained by any Participating Holder or underwriter (each, an “Inspector” and, collectively, the “Inspectors”), the opportunity to reasonably participate (including, but not limited to, reviewing, commenting on and attending all meetings) in the preparation of such Registration Statement, each prospectus included therein or filed with the SEC and each amendment or supplement thereto;
          (iii) Due Diligence. For a reasonable period prior to the filing of any Registration Statement pursuant to this Agreement, make available for inspection and copying by the Inspectors such financial and other information and books and records, pertinent corporate documents and properties of the Company and its subsidiaries and cause the officers, directors, employees, counsel and independent registered public accountants of the Company and its subsidiaries to respond to such inquiries and to supply all information reasonably requested by any such Inspector in connection with such Registration Statement, as shall be reasonably necessary, in the judgment of the respective counsel referred to in Section 1.5(a)(ii), to conduct a reasonable investigation within the meaning of the Securities Act;
          (iv) General Notifications. Promptly notify in writing the Participating Holders, the sales or placement agent, if any, therefor and the managing underwriter of the securities being sold, (A) when such Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with

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respect to any such Registration Statement or any post-effective amendment, when the same has become effective, (B) when the SEC notifies the Company whether there will be a “review” of such Registration Statement and (C) of any comments (oral or written) by the SEC and by the blue sky or securities commissioner or regulator of any state with respect thereto or (D) of any request by the SEC for any amendments or supplements to such Registration Statement or the prospectus or for additional information;
          (v) 10b-5 Notification. Promptly notify in writing the Participating Holders, the sales or placement agent, if any, therefor and the managing underwriter of the securities being sold pursuant to any Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act upon discovery that, or upon the happening of any event as a result of which, any prospectus included in such Registration Statement (or amendment or supplement thereto) contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and the Company shall promptly prepare a supplement or amendment to such prospectus and file it with the SEC (in any event no later than ten (10) days following notice of the occurrence of such event to each Participating Holder, the sales or placement agent and the managing underwriter) so that after delivery of such prospectus, as so amended or supplemented, to the purchasers of such Registrable Securities, such prospectus, as so amended or supplemented, shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;
          (vi) Notification of Stop Orders; Suspensions of Qualifications and Exemptions. Promptly notify in writing the Participating Holders, the sales or placement agent, if any, therefor and the managing underwriter of the securities being sold of the issuance by the SEC of (A) any stop order issued or threatened to be issued by the SEC or (B) any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and the Company agrees to use commercially reasonable best efforts to (x) prevent the issuance of any such stop order, and in the event of such issuance, to obtain the withdrawal of any such stop order and (y) obtain the withdrawal of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such Registration Statement for sale in any jurisdiction at the earliest practicable date;
          (vii) Amendments and Supplements; Acceleration. Prepare and file with the SEC such amendments, including post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable time period required hereunder and, if applicable, file any Registration Statements pursuant to Rule 462(b) under the Securities Act; cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as

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so amended or in such prospectus as so supplemented. If a majority in interest of the Participating Holders so request, to request acceleration of effectiveness of the Registration Statement from the SEC and any post-effective amendments thereto, if any are filed; provided that at the time of such request, the Company does not in good faith believe that it is necessary to amend further the Registration Statement in order to comply with the provisions of this subparagraph. If the Company wishes to further amend the Registration Statement prior to requesting acceleration, it shall have five (5) days to so amend prior to requesting acceleration;
          (viii) Copies. Furnish as promptly as practicable to each Participating Holder and Inspector prior to filing a Registration Statement or any supplement or amendment thereto, copies of such Registration Statement, supplement or amendment as it is proposed to be filed, and after such filing such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents as each such Participating Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Participating Holder;
          (ix) Blue Sky. Use commercially reasonable efforts to, prior to any public offering of the Registrable Securities, register or qualify (or seek an exemption from registration or qualifications) such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any Participating Holder or underwriter may request, and to continue such qualification in effect in each such jurisdiction for as long as is permissible pursuant to the laws of such jurisdiction, or for as long as a Participating Holder or underwriter requests or until all of such Registrable Securities are sold, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any Participating Holder to consummate the disposition in such jurisdictions of the Registrable Securities;
          (x) Other Approvals. Use commercially reasonable efforts to obtain all other approvals, consents, exemptions or authorizations from such governmental agencies or authorities as may be necessary to enable the Participating Holders and underwriters to consummate the disposition of Registrable Securities;
          (xi) Agreements. Enter into customary agreements (including any underwriting agreements in customary form), and take such other actions as may be reasonably required in order to expedite or facilitate the disposition of Registrable Securities;
          (xii) “Cold Comfort” Letter. Obtain a “cold comfort” letter from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing underwriter may reasonably request, and reasonably satisfactory to a majority in interest of the Participating Holders;
          (xiii) Legal Opinion. Furnish, at the request of any underwriter of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration, an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the Holders, and the placement agent or sales agent, if any, thereof and the underwriters, if any, thereof, covering such legal matters with respect to the registration in respect of which such opinion is being given as such underwriter may reasonably

10

request and as are customarily included in such opinions, and reasonably satisfactory to a majority in interest of the Participating Holders;
          (xiv) SEC Compliance, Earnings Statement. Use its best efforts to comply with all applicable rules and regulations of the SEC and make available to its shareholders, as soon as reasonably practicable, but no later than fifteen (15) months after the effective date of any Registration Statement, an earnings statement covering a period of twelve (12) months beginning after the effective date of such Registration Statement, in a manner which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;
          (xv) Certificates, Closing. Provide officers’ certificates and other customary closing documents;
          (xvi) NASD. Cooperate with each Participating Holder and each underwriter participating in the disposition of such Registrable Securities and underwriters’ counsel in connection with any filings required to be made with the NASD;
          (xvii) Road Show. Cause appropriate officers as are requested by an managing underwriter to participate in a “road show” or similar marketing effort being conducted by such underwriter with respect to an underwritten public offering;
          (xviii) Listing. Use its best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and if not so listed, to be eligible for quotation on the NASD automated quotation system;
          (xix) Transfer Agent, Registrar and CUSIP. Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereto and a CUSIP number for all such Registrable Securities, in each case, no later than the effective date of such registration;
          (xx) Private Sales. Use its best efforts to assist a Holder in facilitating private sales of Registrable Securities by, among other things, providing officers’ certificates and other customary closing documents; and
          (xxi) Commercially Reasonable Efforts. Use commercially reasonable efforts to take all other actions necessary to effect the registration of the Registrable Securities contemplated hereby.
     (b) Seller Information. The Company may require each Participating Holder as to which any registration of such Holder’s Registrable Securities is being effected to furnish the Company with such information regarding such Participating Holder and such Participating Holder’s method of distribution of such Registrable Securities as the Company may from time to time reasonably request in writing.
     (c) Notice to Discontinue. Each Participating Holder whose Registrable Securities are covered by a Registration Statement filed pursuant to this Agreement agrees that, upon receipt of written notice from the Company of the happening of any event of the kind described in Section 1.5(a)(v), such Participating Holder shall forthwith discontinue the disposition of Registrable Securities until such Participating Holder’s receipt of the copies of the supplemented

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or amended prospectus contemplated by Section 1.5(a)(v) or until it is advised in writing by the Company that the use of the prospectus may be resumed and has received copies of any additional or supplemental filings which are incorporated by reference into the prospectus, and, if so directed by the Company in the case of an event described in Section 1.5(a)(v), such Participating Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Participating Holder’s possession, of the prospectus covering such Registrable Securities which is current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such Registration Statement is to be maintained effective by the number of days during the period from and including the date of the giving of such notice pursuant to Section 1.5(a)(v) to and including the date when the Participating Holder shall have received the copies of the supplemented or amended prospectus contemplated by, and meeting the requirements of, Section 1.5(a)(v).
     Section 1.6. Registration Expenses. Except as otherwise provided herein, all Registration Expenses shall be borne by the Company. All Selling Expenses relating to Registrable Securities registered shall be borne by the Participating Holders of such Registrable Securities pro rata on the basis of the number of shares so registered.
     Section 1.7. Indemnification.
     (a) Indemnification by the Company. The Company agrees, notwithstanding termination of this Agreement, to indemnify and hold harmless to the fullest extent permitted by law, each Holder, each of its directors, officers, employees, advisors, agents and general or limited partners (and the directors, officers, employees, advisors and agents thereof), their respective Affiliates and each Person who controls (within the meaning of the Securities Act or the Exchange Act) any of such Persons, and each underwriter and each Person who controls (within the meaning of the Securities Act or the Exchange Act) any underwriter (collectively, “Holder Indemnified Parties”) from and against any and all losses, claims, damages, expenses (including, without limitation, reasonable costs of investigation and fees, disbursements and other charges of counsel, any amounts paid in settlement effected with the Company’s consent, which consent shall not be unreasonably withheld or delayed and any costs incurred in enforcing the Company’s indemnification obligations hereunder) or other liabilities (collectively, “Losses”) to which any such Holder Indemnified Party may become subject under the Securities Act, Exchange Act, any other federal law, any state or common law or any rule or regulation promulgated thereunder or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) are resulting from or arising out of or based upon (i) any untrue, or alleged untrue, statement of a material fact contained in any Registration Statement, prospectus or preliminary prospectus (as amended or supplemented) or any document incorporated by reference in any of the foregoing or resulting from or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made), not misleading or (ii) any violation by the Company of the Securities Act, Exchange Act, any other federal law, any state or common law or any rule or regulation promulgated thereunder or otherwise incident to any registration, qualification or compliance and in any such case, the Company will promptly reimburse each such Holder Indemnified Party for any legal and any other Losses reasonably incurred in

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connection with investigating, preparing or defending any such claim, loss, damage, liability, action or investigation or proceeding (collectively, a “Claim”); provided, however, that the Company shall not be liable to any Holder Indemnified Party for any Losses that arise out of or are based upon written information provided by a Holder Indemnified Party specifically stating it is for use in the Registration Statement. Such indemnity obligation shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder Indemnified Parties and shall survive the transfer of Registrable Securities by such Holder Indemnified Parties.
     (b) Indemnification by Holders. In connection with any proposed registration in which a Holder is participating pursuant to this Agreement, each such Holder shall furnish to the Company in writing such information with respect to such Holder as the Company may reasonably request or as may be required by law for use in connection with any Registration Statement or prospectus or preliminary prospectus to be used in connection with such registration and each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, any underwriter retained by the Company and their respective directors, officers, partners, employees, advisors and agents, their respective Affiliates and each Person who controls (within the meaning of the Securities Act or the Exchange Act) any of such Persons to the same extent as the foregoing indemnity from the Company to the Holders as set forth in Section 1.7(a) (subject to the exceptions set forth in the foregoing indemnity, the proviso to this sentence and applicable law), but only with respect to any such information furnished in writing by such Holder expressly for use therein; provided, however, that the liability of any Holder under this Section 1.7(b) shall be limited to the amount of the net proceeds received by such Holder in the offering giving rise to such liability. Such indemnity obligation shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder Indemnified Parties (except as provided above) and shall survive the transfer of Registrable Securities by such Holder.
     (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder (the “Indemnified Party”) agrees to give prompt written notice to the indemnifying party (the “Indemnifying Party”) after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, however, that, the failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party hereunder unless and to the extent such Indemnifying Party is materially prejudiced by such failure. If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel satisfactory to the Indemnified Party in its reasonable judgment or (iii) the named parties to any such action (including, but not limited to, any impleaded parties) reasonably believe that the representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct. In the case of clause (ii) above

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and (iii) above, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the written consent of the Indemnified Party, effect the settlement of, compromise or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the Indemnified Party from all liability arising out of such action or claim and (B) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of any Indemnified Party. The rights afforded to any Indemnified Party hereunder shall be in addition to any rights that such Indemnified Party may have at common law, by separate agreement or otherwise.
     (d) Contribution. If the indemnification provided for in this Section 1.7 from the Indemnifying Party is unavailable or insufficient to hold harmless an Indemnified Party in respect of any Losses referred to herein, then the Indemnifying Party, in lieu of indemnifying the Indemnified Party, shall contribute to the amount paid or payable by the Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party, as well as any other relevant equitable considerations. The relative faults of the Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the Indemnifying Party’s and Indemnified Party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this Section 1.7(d) shall be limited to the amount of the net proceeds received by such Holder in the offering giving rise to such liability. The amount paid or payable by a party as a result of the Losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 1.7(a), 1.7(b) and 1.7(c), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding.
     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 1.7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 1.7(d).
     Section 1.8. Rule 144 and Rule 144A; Other Exemptions. With a view to making available to the Holders the benefits of Rule 144 and Rule 144A promulgated under the Securities Act and other rules and regulations of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company covenants that it shall (i) file in a timely manner all reports and other documents required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated by the SEC thereunder and (ii) take such further action as each Holder may reasonably request (including,

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but not limited to, providing any information necessary to comply with Rule 144 and Rule 144A, if available with respect to resales of the Registrable Securities under the Securities Act), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (x) Rule 144 and Rule 144A (if available with respect to resales of the Registrable Securities) under the Securities Act, as such rules may be amended from time to time or (y) any other rules or regulations now existing or hereafter adopted by the SEC. Upon the written request of a Holder, the Company shall deliver to the Holder a written statement as to whether it has complied with such requirements.
     Section 1.9. Certain Limitations On Registration Rights. No Holder may participate in any Registration Statement hereunder unless such Holder completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and agrees to sell such Holder’s Registrable Securities on the basis provided in any underwriting agreement approved by the Holder or Holders entitled hereunder to approve such arrangements; provided, however, that no such Holder shall be required to make any representations or warranties to the Company or the underwriters in connection with any such registration other than representations and warranties as to (i) such Holder’s ownership of its Registrable Securities to be sold or transferred, (ii) such Holder’s power and authority to effect such transfer and (iii) such matters pertaining to compliance with securities laws as may be reasonably requested. Such Holders of Registrable Securities to be sold by such underwriters may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of the Company to and for the benefit of such underwriters, shall also be made to and for the benefit of such Holders and that any or all of the conditions precedent to the obligations of the underwriters under the underwriting agreement be conditions precedent to the obligations of the Holders.
     Section 1.10. Limitations on Subsequent Registration Rights. The Company agrees that from and after the date of this Agreement, it shall not, without the prior written consent of the Holders of at least 51% of the Registrable Securities then outstanding, enter into any agreement (or amendment or waiver of the provisions of any agreement) with any holder or prospective holder of any securities of the Company that would grant such holder registration rights that are more favorable, pari passu or senior to those granted to the Purchaser hereunder.
     Section 1.11. Transfer of Registration Rights. The rights of a Holder hereunder may be transferred or assigned in connection with a transfer of Registrable Securities to (i) any Affiliate of a Holder, (ii) any subsidiary, parent, partner, limited partner, shareholder or member of a Holder or (iii) any party or parties to a transaction or series of related transactions who, after such transaction, holds or collectively hold at least 1,000,000 shares of Registrable Securities (as adjusted for any stock dividends, stock splits, combinations and reorganizations and similar events). Notwithstanding the foregoing, such rights may only be transferred or assigned provided that all of the following additional conditions are satisfied: (a) such transfer or assignment is effected in accordance with applicable securities laws; (b) such transferee or assignee agrees in writing to become subject to the terms of this Agreement; and (c) the Company is given written notice by such Holder of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the Registrable Securities with respect to which such rights are being transferred or assigned.

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ARTICLE II
COVENANTS OF THE COMPANY
     The Company hereby covenants with the Purchaser as follows:
     Section 2.1 Rights to Appoint Directors; Notice. For so long as any shares of the Series A Preferred Stock originally issued under the Purchase Agreement remain outstanding, the holders of a majority-in-interest of the shares of the Series A Preferred Stock originally issued under the Purchase Agreement then outstanding shall have the right to designate all the Persons to serve as directors on the Board of Directors of the Company and its subsidiaries. If the holders of the shares of the Series A Preferred Stock originally issued under the Purchase Agreement then outstanding choose not to designate any directors, the holders of a majority-in-interest of the shares of the Series A Preferred Stock originally issued under the Purchase Agreement then outstanding may appoint a designee to serve as an observer at all meetings of the Company’s or its subsidiaries’ Board of Directors and committees thereof, and such designee will be (a) entitled to all notices of meetings of the Board of Directors and committees thereof and all instruments in which action is proposed to be taken by written consent in lieu of a meeting, each as and when provided to the directors, and (b) furnished with the materials furnished to the directors for such meetings or written consents in lieu of a meeting. Notwithstanding anything herein to the contrary, for so long as the Purchaser owns any of the shares of the Series A Preferred Stock then issued and outstanding, the directors or any committee of directors of the Company or its subsidiaries shall not hold a meeting or take any action by written consent, unless written notice thereof, which contains a reasonable description of the matters to be acted upon, is sent to the Purchaser at least ten calendar days in advance of the action proposed to be taken.
     Section 2.2 Protective Provisions. Unless the directors designated by the holders of the shares of the Series A Preferred Stock originally issued under the Purchase Agreement control the Board of Directors of the Company with respect to all actions, for so long as any shares of the Series A Preferred Stock originally issued under the Purchase Agreement remain outstanding, the Company shall not, and the Company shall cause its subsidiaries not to, without the approval of the holders of at least 75% of the shares of the Series A Preferred Stock originally issued under the Purchase Agreement then outstanding:
     (a) amend the charter or bylaws in any manner that would alter or change any of the rights, preferences, privileges or restrictions of the Series A Preferred Stock or the Preferred Stock Conversion Shares (as defined in the Purchase Agreement);
     (b) reclassify any outstanding securities into securities having rights, preferences or privileges senior to, or on a parity with, the Series A Preferred Stock;
     (c) authorize or issue any additional shares of capital stock (other than to Purchaser in accordance with this Agreement or the Purchase Agreement);
     (d) merge or consolidate with or into any corporation or other Person;

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     (e) sell all or substantially all their respective assets in a single transaction or series of related transactions;
     (f) license all or substantially all of their respective intellectual property in a single transaction or series of related transactions;
     (g) liquidate or dissolve; or
     (h) alter any rights of the holders of the Series A Preferred Stock or change the size of the Board of Directors.
     (i) declare or pay any dividends (other than dividends payable to the Company or its subsidiaries) on or declare or make any other distribution, directly or indirectly, on account of any shares of Common Stock now or hereafter outstanding;
     (j) repurchase any outstanding shares of capital stock (other than repurchases or redemptions of the Series A Preferred Stock in accordance with its terms);
     (k) approve or modify by 10% or more the aggregate amount of any annual or other operating or capital budget, or approve or modify by 50% or more any single line item of any such operating or capital budget;
     (l) increase the salary of any officer or employee or pay any bonus to any officer, director or employee not contemplated in a budget or bonus plan approved by directors designated by the holders of the shares of the Series A Preferred Stock originally issued under the Purchase Agreement then outstanding;
     (m) retain, terminate or enter into any salary or employment negotiations or employment agreement with any employee or any future employee;
     (n) incur indebtedness (other than trade payables) or enter into contracts or leases that require payments in excess of $5,000 in the aggregate;
     (o) make or incur any single capital expenditure;
     (p) award stock options, stock appreciation rights or similar employee benefits or determine vesting schedules, exercise prices or similar features;
     (q) make any material change in the nature of its business or enter into any new line of business, joint venture or similar arrangement;
     (r) pledge its assets or guarantee the obligations of any other individual or entity;
     (s) recommend approval of any new equity incentive plan;
     (t) form or acquire any subsidiary, joint venture or similar business entity; or

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     (u) directly or indirectly enter into, or permit to exist, any material transaction with any affiliate of the Company, any Founder or any affiliate of a Founder, or transfer, pay, loan or otherwise obligate the Company to give cash, services, assets or other items of value to affiliates, Founders or any affiliate of a Founder or commit to do any of the preceding after the date hereof, except for employee compensation or for reimbursement of ordinary business expenses.
     Section 2.3 Budget; Other Information. Unless the directors designated by the holders of the shares of the Series A Preferred Stock originally issued under the Purchase Agreement control the Board of Directors of the Company with respect to all actions, for so long as any shares of the Series A Preferred Stock originally issued under the Purchase Agreement remain outstanding, the Company will provide to the holders of the Series A Preferred Stock originally issued under the Purchase Agreement the proposed budget for each fiscal year at least sixty (60) days prior to the start of such fiscal year and such budget shall be subject to the approval of the holders of the majority-in-interest of the shares of the Series A Preferred Stock originally issued under the Purchase Agreement then outstanding. The Company also will provide to the Purchaser all other information relating to the financial condition, business, prospects, or corporate affairs of the Company as updated or as the Purchaser may from time to time reasonably request.
     Section 2.4 Inspection, Consultation and Advice. The Company shall permit the Purchaser and such Persons as it may designate, at the Purchaser’s expense, to visit and inspect any of the properties of the Company, examine their books and take copies and extracts therefrom, discuss the affairs, finances and accounts of the Company with their officers, employees and public accountants (and the Company hereby authorizes said accountants to discuss with the Purchaser and its designees such affairs, finances and accounts), and consult with and advise the management of the Company as to the Company’s affairs, finances and accounts, all at reasonable times and upon reasonable notice.
ARTICLE III
FOUNDER AND COMPANY COVENANTS
     Section 3.1 Right of First Refusal. (a) If a Founder (the “Offering Founder”) proposes to make or allow a Transfer (as defined herein) to any Person (other than a Transfer related to an Involuntary Transfer, which is covered by Section 3.2 below), of all or any part of the securities of the Company now owned or hereafter acquired by him, her or it (“Option Shares”), then the Offering Founder shall give written notice thereof (the “Notice”) to the Purchaser. The Notice shall contain an offer to sell the Option Shares to the Purchaser in accordance with the terms of this Agreement, and shall, as applicable:
(i)	State the name and address of the proposed transferee;

(ii)	State the amount, type and fair market value of the consideration to be received for the Option Shares and the other terms of the proposed Transfer as are necessary to fully understand the terms of the offer to Transfer; and

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(iii)	Include a copy of the executed agreement, if any, between the Offering Founder and any such third party purchaser covering the Option Shares.
     (b) For 15 calendar days after receipt of the Notice (the “Offer Period”), the Purchaser shall have the right, but shall not be obligated, to elect to purchase all or any portion of the Option Shares. This right may be exercised by the Purchaser by giving written notice of exercise to the Offering Founder before expiration of the Offering Period.
     (c) If the Purchaser elects to purchase all or a portion of the Option Shares, the purchase of the Option Shares so elected to be purchased shall be consummated within a period of 30 calendar days following the expiration of the Offering Period. The Offering Founder shall have the right to Transfer all of the Option Shares not so elected to be purchased by the Purchaser pursuant to this Section 3.1 to the transferee named in the Notice upon the terms stated therein. Any Option Shares not so Transferred, and any Option Shares reacquired by the Offering Founder subsequent to its Transfer, shall be subject to the provisions and conditions of this Agreement.
     (d) The purchase price of the Option Shares purchased by the Purchaser pursuant to the terms of this Section 3.1 shall be the same price as offered by the proposed transferee as described in the Notice, or an equivalent amount of cash as reasonably determined by the parties (unless there is a dispute as to the determination of such amount, in which case it shall be determined in good faith by a majority of the directors).
     (e) For purposes of this Agreement, “Transfer” and any derivations thereof shall mean a conveyance, sale, disposition, pledge, hypothecation or other transfer. For purposes of this Agreement, when “Transfer” or any derivations thereof is used in relation to Company securities, it shall include the sale, conveyance, disposition, pledge or other transfer of any rights, voting powers or other interests in such securities.
     (f) Notwithstanding the foregoing, shares of capital stock of the Company beneficially owned by Founders that are used to settle obligations of the Company or its subsidiaries shall be excluded from the provisions of this Section 3.1 to the extent that Purchaser is provided with reasonable written evidence that said shares are being used for such purpose.
     Section 3.2 Option to Purchase on Involuntary Transfers.
     (a) An “Involuntary Transfer” shall mean:
               (i) a Transfer to the transferor Founder’s spouse or former spouse, or heirs of such spouse or former spouse, in connection with a division of their community or other property upon divorce or the death of such spouse;
               (ii) a general assignment for the benefit of creditors, or any assignment to a creditor resulting from the creditor’s foreclosure upon or execution against such shares;
               (iii) a transferor Founder (A) voluntarily commences any proceeding or files any petition seeking liquidation, reorganization or other relief under any federal, state or

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foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (B) applies for, or consents to, the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for such Founder or for a substantial part of his assets, (B) files an answer admitting the material allegations of a petition filed against it in any such proceeding;
               (iv) the entry of a judicial order granting the relief requested by the petitioner in an involuntary proceeding filed against the transferor Founder; or
               (v) any other transfer by operation of law or by foreclosure of any security interest, excluding the death of a Founder.
     (b) If an Involuntary Transfer occurs, the Founder subject to such Involuntary Transfer (or the Person receiving such shares upon an Involuntary Transfer, as applicable) (each the “Transferring Person”) shall give written notice thereof (the “Transfer Notice”) to the Purchaser. The Transfer Notice shall specify the Involuntary Transfer and contain an offer to sell the Transferring Person’s shares (or the portion of the shares subject to the Involuntary Transfer), referred to as the “Subject Shares”) to the Purchaser in accordance with the terms of this Agreement.
     (c) The Purchaser shall have the option to acquire the Subject Shares according to procedures comparable to those contained in Section 3.1, with the notice of exercise of such option being given to the Transferring Person.
     (d) If the Purchaser elects to purchase all or a portion of the Subject Shares, the purchase of the Subject Shares so elected to be purchased shall be consummated within a period of 30 calendar days following the expiration of the Offering Period.
     (e) The Transferring Person shall continue to hold the Subject Shares not so elected to be purchased by the Purchaser pursuant to this Section 3.2.
     (f) The purchase price per share of the Subject Shares elected to be purchased by the Purchaser pursuant to the terms of this Section 3.2 shall be the average closing price per share of Company Common Stock, as reported by the exchange or quotation system on which shares of Company Common Stock are then listed or quoted, for the ten (10) consecutive trading days three trading days immediately prior to their purchase by the Purchaser; provided, however, if Company Common Stock is not then listed or quoted, the purchase price shall be determined by mutual agreement of the Purchaser and the Transferring Person.
     Section 3.3 Lock-Up. Notwithstanding anything herein to the contrary, each Founder hereby severally agrees not to, directly or indirectly, sell, contract to sell, make any short sale of, loan, grant any option for the purchase of, mortgage, hypothecate or otherwise transfer or dispose of any of the securities of the Company now beneficially owned or hereafter acquired by such Founder until the fifth (5th) anniversary of the date of this Agreement without the prior written consent of the Purchaser, which consent may be withheld in its sole discretion; provided, however, that on the third (3rd) anniversary of the date of this Agreement, one-half of the securities of the Company beneficially owned by such Founder on such date shall be released

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from the provisions of this Section 3.3; provided further, in the event that a Founder is terminated otherwise than for “cause” (as defined in that certain Employment Agreement by and between the Company and such Founder), such Founder shall be entitled to Transfer, publicly or otherwise, in any given month, an aggregate of ten percent (10%) of the securities beneficially owned by such Founder (calculated at the date of this Agreement and adjusted for stock splits, combinations and similar events), subject to applicable securities laws. Notwithstanding the foregoing, shares of Common Stock beneficially owned by Founders that are issued to Dolman Technology Capital, Inc. pursuant to the exercise of those certain Warrants, dated as of June 22, 2004, by and between Dolman Technology Capital, Inc. and such Founder, shall be excluded from the provisions of this Section 3.3; provided that such Warrants shall not be amended, modified or altered in manner whatsoever without the prior written consent of the Purchaser nor shall a settlement of such Warrants be effected on any terms different than those contained in such Warrants.
ARTICLE IV
GENERAL PROVISIONS
     Section 4.1 Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or among the parties, written or oral, to the extent they relate in any way to the subject matter hereof.
     Section 4.2 Successors and Assigns. All of the terms, agreements, covenants, representations, warranties and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the parties and their respective successors, legal representatives, heirs and permitted assigns.
     Section 4.3. Notices. All notices, requests and other communications provided for or permitted to be given under this Agreement must be in writing and shall be given by personal delivery, by certified or registered United States mail (postage prepaid, return receipt requested), by a nationally recognized overnight delivery service for next day delivery, or by facsimile transmission, as follows (or to such other address as any party may give in a notice given in accordance with the provisions hereof):
If to the Purchaser:
Radical Holdings LP
c/o Radical Management LLC
5424 Deloache Avenue
Dallas, Texas 75220
Fax: (214) 696-6310
Attn: President

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With a copy to (which does not constitute notice):
Robert S. Hart
5424 Deloache Avenue
Dallas, Texas 75220
Fax: (214) 696-3380
and
Jenkens & Gilchrist, P.C.
1445 Ross Avenue, Suite 3700
Dallas, Texas 75202
Phone: (214) 855-4500
Fax: (214) 855-4300
Attn: Robert W. Dockery, Esq.
If to the Company:
Immediatek, Inc.
2435 North Central Expressway, Suite 1610
Richardson, Texas 75080
Phone: (972) 852-2876
Fax: (972) 722-0818
Attn: Zach Bair, President
With a copy to (which does not constitute notice):
Vial, Hamilton, Koch & Knox, LLP
1700 Pacific Avenue, Suite 2800
Dallas, Texas 75201
Phone: (214) 712-4441
Fax: (214) 712-4402
Attn: Craig G. Ongley, Esq.
If to the Founders:
Zach Bair
2435 North Central Expressway, Suite 1200
Richardson, Texas 75080
Fax: (972) 722-0818
Paul Marin
2435 North Central Expressway, Suite 1200
Richardson, Texas 75080
Fax: (972) 722-0818

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With a copy to (which does not constitute notice):
Vial, Hamilton, Koch & Knox, LLP
1700 Pacific Avenue, Suite 2800
Dallas, Texas 75201
Phone: (214) 712-4441
Fax: (214) 712-4402
Attn: Craig G. Ongley, Esq.
     All notices, requests or other communications will be effective and deemed given only as follows: (i) if given by personal delivery, upon such personal delivery, (ii) if sent by certified or registered mail, on the fifth business day after being deposited in the United States mail, (iii) if sent for next day delivery by overnight delivery service, on the date of delivery as confirmed by written confirmation of delivery, (iv) if sent by facsimile, upon the transmitter’s confirmation of receipt of such facsimile transmission, except that if such confirmation is received after 5:00 p.m. (in the recipient’s time zone) on a business day, or is received on a day that is not a business day, then such notice, request or communication will not be deemed effective or given until the next succeeding business day. Notices, requests and other communications sent in any other manner, including by electronic mail, will not be effective.
     Section 4.4 Governing Law. This Agreement will be governed by, and construed in accordance with, the laws of the State of Texas, without giving effect to any choice of law principles.
     Section 4.5 Submission to Jurisdiction; Waiver of Jury Trial.
     (a) Submission to Jurisdiction. Any action, suit or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement shall only be brought in any federal court located in Dallas County, Texas or any Texas state court located in Dallas County, Texas, and each party consents to the exclusive jurisdiction and venue of such courts (and of the appropriate appellate courts therefrom) in any such action, suit or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such action, suit or proceeding in any such court or that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such action, suit or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, service of process on such party as provided in Section 4.3 shall be deemed effective service of process on such party.
     (b) Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES THAT ANY DISPUTE THAT MAY ARISE OUT OF OR RELATING TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE SUCH PARTY HEREBY EXPRESSLY WAIVES ITS RIGHT TO JURY TRIAL OF ANY DISPUTE BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER AGREEMENTS RELATING HERETO OR ANY DEALINGS AMONG THEM RELATING TO THE MATTERS CONTEMPLATED HEREIN. THE SCOPE OF THIS WAIVER IS INTENDED TO ENCOMPASS ANY AND ALL ACTIONS, SUITS AND PROCEEDINGS

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THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT AND CONTEMPLATED HEREBY, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HEREBY REPRESENTS THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) SUCH PARTY UNDERSTANDS, AND WITH THE ADVICE OF COUNSEL HAS CONSIDERED, THE IMPLICATIONS OF THIS WAIVER, (iii) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND REPRESENTATIONS IN THIS SECTION 4.5(b).
     Section 4.6 Headings. The article and section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.
     Section 4.7 Amendments. This Agreement may be amended only by a written instrument signed by the Company, the Purchaser and the Holders of at least a majority of the Registrable Securities, except for Article III, which may be amended only by a written instrument signed by the Company, the Purchaser and the Founders.
     Section 4.8 Extensions; Waivers. Any party may, for itself only, (a) extend the time for the performance of any of the obligations of any other party under this Agreement, (b) waive any inaccuracies in the representations and warranties of any other party contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any such extension or waiver will be valid only if set forth in a writing signed by the party to be bound thereby. No waiver by any party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent such occurrence. Neither the failure nor any delay on the part of any party to exercise any right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise of the same or of any other right or remedy.
     Section 4.9 Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any party or to any circumstance, is judicially determined not to be enforceable in accordance with its terms, the parties agree that the court judicially making such determination may modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its modified form, such provision will then be enforceable and will be enforced.

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     Section 4.10 Counterparts; Effectiveness. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. This Agreement will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. For purposes of determining whether a party has signed this Agreement or any document contemplated hereby or any amendment or waiver hereof, only a handwritten original signature on a paper document or a facsimile copy of such a handwritten original signature shall constitute a signature, notwithstanding any law relating to or enabling the creation, execution or delivery of any contract or signature by electronic means.
     Section 4.11 Specific Performance; Remedies. Each party acknowledges and agrees that the other parties would be damaged irreparably if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached. Accordingly, the parties will be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and its provisions in any action or proceeding instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter, in addition to any other remedy to which they may be entitled, at law or in equity. Except as expressly provided herein, the rights, obligations and remedies created by this Agreement are cumulative and in addition to any other rights, obligations or remedies otherwise available at law or in equity. Except as expressly provided herein, nothing herein will be considered an election of remedies.
     Section 4.12 Construction. This Agreement has been freely and fairly negotiated among the parties. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party because of the authorship of any provision of this Agreement. Any reference to any law will be deemed to refer to such law as in effect on the date hereof and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties intend that each representation, warranty and covenant contained herein will have independent significance. If any party has breached any covenant contained herein in any respect, the fact that there exists another covenant relating to the same subject matter (regardless of the relative levels of specificity) which the party has not breached will not detract from or mitigate the fact that the party is in breach of the first covenant.
SIGNATURE PAGE FOLLOWS

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     IN WITNESS WHEREOF, the parties hereto have executed this Investor’s Rights Agreement as of the date first above written.

COMPANY:	IMMEDIATEK, INC.
a Nevada corporation

By:

Name: Zach Bair
Title: President & Chief Executive Officer

PURCHASER:	RADICAL HOLDINGS LP
a Texas limited partnership

	By:	Radical Management LLC,
a Texas limited liability company,
its general partner

By:

		Name:	Mark Cuban
		Title:	President

FOUNDERS:

Zach Bair

Paul Marin

EXHIBIT E
TO
SECURITIES PURCHASE AGREEMENT
FORM OF ESCROW AGREEMENT
(Intentionally Omitted)

EXHIBIT F
TO
SECURITIES PURCHASE AGREEMENT

FORM OF EMPLOYMENT AGREEMENT

(Intentionally Omitted)

EXHIBIT G
TO
SECURITIES PURCHASE AGREEMENT
FORM OF WAIVER OF PREEMPTIVE RIGHTS
(Intentionally Omitted)

EXHIBIT H
TO
SECURITIES PURCHASE AGREEMENT
FORM OF SATISFACTION AGREEMENT
(Intentionally Omitted)

EXHIBIT I
TO
SECURITIES PURCHASE AGREEMENT
FORM OF CANCELLATION AGREEMENT
(Intentionally Omitted)

FIRST AMENDMENT
TO
SECURITIES PURCHASE AGREEMENT
     THIS FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of March 3, 2006, by and among Immediatek, Inc., a Nevada corporation (the “Company”), Radical Holdings LP, a Texas limited partnership (“Radical”), Zach Bair, an individual residing in the State of Texas (“Bair”), and Paul Marin, an individual residing in the State of Texas (“Marin,” and together with Bair, collectively, the “Controlling Stockholders”). Each initially capitalized term used but not otherwise defined herein shall have the meanings assigned to it in the Securities Purchase Agreement (hereinafter defined).
RECITALS:
     WHEREAS, the Company, Radical and the Controlling Stockholders are parties to that certain Securities Purchase Agreement, dated as of January 24, 2006 (the “Securities Purchase Agreement”); and
     WHEREAS, the Company, Radical and the Controlling Stockholders desire to amend the Securities Purchase Agreement to the extent provided in this Amendment.
AGREEMENT:
     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
1. Amendments to the Securities Purchase Agreement.
     (a) Paragraph E of the Recitals of the Securities Purchase Agreement is hereby deleted in its entirety and replace with the following:
          “E. Among other conditions to the consummation of the transactions contemplated by this Agreement, the Company’s Board of Directors and shareholders are required to adopt and approve, and the Company will cause to occur, a one hundred-to-one reverse split of the Company’s Common Stock (the “Reverse Split”).”
     (b) Section 1.02 of the Securities Purchase Agreement is hereby deleted in its entirety and replaced with the following:
     “Section 1.02 Closing. The Closing shall take place at 10:00 a.m. (local time) at the offices of Jenkens & Gilchrist, P.C., 1445 Ross Avenue, Suite 3700, Dallas, Texas 75202, on April 4, 2006, or at such other location, date and time as may be agreed upon between the Company and the Purchaser (such closing being called the “Closing” and such date and time being called the “Closing Date”). At the Closing, the Company shall issue and deliver to the Purchaser a duly issued certificate representing the 4,392,286 Series A Shares. As payment in full for the Series A Shares, on the Closing Date, the Purchaser shall pay the Total Purchase Price, less any amounts disbursed pursuant to Section 5.14 (such amounts shall be credited towards the Total Purchase Price), by wire transfer or check, to the Company.”
     (c) Subsection 4.01(j) of the Securities Purchase Agreement is hereby deleted in its entirety.
     (d) Subsection 4.02(e) of the Securities Purchase Agreement is hereby deleted in its entirety.
     (e) Section 5.14 of the Securities Purchase Agreement is hereby deleted in its entirety and replaced with the following:
     “Section 5.14 Funds Prior to Closing. The Purchaser may, from time to time, in its sole discretion, prior to the Closing, loan funds to the Company, Subsidiaries of the Company or their respective Affiliates. Any funds loaned to the Company, Subsidiaries of the Company or their respective Affiliates: (i) shall be applied in strict accordance with the uses approved by the Purchaser, (ii) shall, if the Closing occurs, be fully credited towards the Total Purchase Price, and (iii) shall, if this Agreement is terminated pursuant to Article VI or for any reason whatsoever, be repaid in full to the Purchaser, without interest and without deduction thereon, within thirty (30) days following the date of the termination of this Agreement. In the event that such funds loaned to the Company, Subsidiaries of the Company or their respective Affiliates are not repaid pursuant to item (iii) immediately above, the Company shall, and shall cause its Subsidiaries to, make in favor of the Purchaser a non-interest bearing note in the aggregate amount loaned by the Purchaser to the Company, Subsidiaries of the Company or their respective Affiliates and grant the Purchaser a security interest in all the assets of the Company and Subsidiaries of the Company to secure the repayment of all amounts due and payable under such note or notes. Such note or notes shall have a term of ninety (90) days, and such note or notes and security agreement shall be in a form reasonably satisfactory to the Purchaser.”
     (f) Section 5.18 of the Securities Purchase Agreement is hereby deleted in its entirety and replace with the following:
     “Section 5.18 Other Items. The Company shall have completed or resolved, and shall have caused its Subsidiaries to have completed and resolved, all of the actions and items listed in Schedule 5.18 hereto to the Purchaser’s reasonable satisfaction on or prior to the Closing Date. In

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connection therewith, the Purchaser and its counsel shall have a right to review, comment and approve all materials filed with any federal, state, municipal or other governmental body, department, commission, board, bureau, agency or instrumentality, domestic or foreign and all agreements entered into. Purchaser hereby covenants and agrees not to unreasonably interfere with, or hinder, the Company’s performance of this Section 5.18.”
     (g) The definition of “Transaction Documents” in Section 7.19 of the Securities Purchase Agreement is hereby deleted in its entirety and replaced with the following:
     “Transaction Documents” shall mean this Agreement, the Investor’s Rights Agreement, the Satisfaction Agreements, the Cancellation Agreements, the Waivers, the Closing certificates, the Restated Articles, the Certificate of Designation, the Non-Competition Agreements, the Non-Disclosure and Proprietary Information and Intention Agreements, and any other documents or agreements required as a condition to the Closing or required to be delivered by the Company to the Purchaser.”
     (h) Exhibit A to the Securities Purchase Agreement is hereby deleted in its entirety and replaced with Exhibit A to this Amendment.
     (i) Exhibit B to the Securities Purchase Agreement is hereby deleted in its entirety and replaced with Exhibit B to this Amendment.
     (j) Exhibit E to the Securities Purchase Agreement is hereby deleted in its entirety.
2. Miscellaneous.
     (a) Effect of Amendment. The Company, Radical and the Controlling Stockholders hereby agree and acknowledge that, except as expressly provided in this Amendment, the Securities Purchase Agreement remains in full force and effect and has not been modified or amended in any respect, it being the intention of the Company, Radical and the Controlling Stockholders that this Amendment and the Securities Purchase Agreement be read, construed and interpreted as one and the same instrument. To the extent that any conflict exists between this Amendment and the Securities Purchase Agreement, the terms of this Amendment shall control and govern.
     (b) This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Amendment will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. For purposes of determining whether a party has signed this Amendment or any document contemplated hereby or any amendment or waiver hereof, only a handwritten original

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signature on a paper document or a facsimile copy of such a handwritten original signature shall constitute a signature, notwithstanding any law relating to or enabling the creation, execution or delivery of any contract or signature by electronic means.
SIGNATURE PAGE FOLLOWS

4

     IN WITNESS WHEREOF, the Company, Radical and the Controlling Stockholders have executed this Amendment as of the day and year first above written.

Company:	IMMEDIATEK, INC.,
a Nevada corporation

By:

	Name:	Zach Bair
	Title:	President & Chief Executive Officer

Controlling Stockholders:

Zach Bair

Paul Marin

Radical:	RADICAL HOLDINGS LP,
a Texas limited partnership

	By:	Radical Management LLC,
a Texas limited liability company,
its general partner

By:

		Name:	Mark Cuban
		Title:	President

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Exhibit A
FORM OF CERTIFICATE OF DESIGNATION
(attached)

Exhibit A
IMMEDIATEK, INC.
Certificate of Designation, Rights and Preferences of
Series A Convertible Preferred Stock
of
IMMEDIATEK, INC.
     Immediatek, Inc. (the “Corporation”), a corporation organized and existing under the law of the State of Nevada (the “NRS”), hereby certifies that, pursuant to the authority conferred upon the board of directors of the Corporation (the “Board of Directors”) by its Amended and Restated Articles of Incorporation, as amended (the “Restated Articles “), which authorizes the issuance, by the Corporation, in one or more series of up to 5,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), and in accordance with the provisions of NRS 78.1955, the Board of Directors at a meeting duly called and held on                      , 2006 duly adopted the following resolutions:
     RESOLVED, that, pursuant to the authority vested in the Board of Directors by the provisions of Article V of the Restated Articles and in accordance with the provisions of NRS 78.1955, the Board of Directors hereby creates and provides for the issue of a series of Preferred Stock consisting of 4,392,286 shares herein designated as the Series A Convertible Preferred Stock (the “Series A Preferred Stock”), having the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the shares of such series (in addition to the powers, designations preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Restated Articles that are applicable to the Preferred Stock of all series) are hereby fixed as follows (certain terms used herein being defined in Section B.3. hereof):
A. PROVISIONS RELATING TO THE SERIES A PREFERRED STOCK
     1. Dividends. The holders of the Series A Preferred Stock shall not be entitled to any preferential dividends. The holders of the Series A Preferred Stock shall be entitled to participate on an as-converted basis in cash any dividends declared and paid on the Common Stock.
     2. Liquidation.
          (a) Upon any Liquidation Event, the holders of shares of Series A Preferred Stock then outstanding shall be entitled to receive, out of the funds and assets of the Corporation legally available therefor (the “Available Assets and Funds”), before any payment shall be made to the holders of shares of Junior Stock, an amount per share equal to the greater of (i) the Stated Value for a share of Series A Preferred Stock and (ii) the amount such holder would have received had such holder converted such share of Series A Preferred Stock into shares of Common Stock immediately prior to such Liquidation Event. If, upon any such Liquidation Event, the Available Assets and Funds shall be insufficient to pay the holders of shares of Series A Preferred Stock the full amount to which they shall be entitled, the holders of shares of Series A Preferred Stock and any Parity Stock shall share ratably in any distribution of the Available

Assets and Funds in proportion to the respective amounts that would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.
     3. Ranking. The Series A Preferred Stock shall, with respect to redemption rights, rights on liquidation, winding up, corporate reorganization and dissolution rank senior to the Junior Stock.
     4. Conversion.
          (a) Right to Convert. Subject to and in compliance with this Section A.4., each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, into that number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Stated Value for such share by the Conversion Price (defined below) for such share in effect at the time of conversion. The price at which shares of Common Stock shall be deliverable upon conversion of Series A Preferred Stock without the payment of additional consideration by the holder thereof (the “Conversion Price”) shall initially be $[to be completed to equal 95% of outstanding Common Stock]. Such initial Conversion Price shall be subject to adjustment from time to time as provided in this Section A.4.
          (b) Mechanics of Conversion. Each holder of Series A Preferred Stock who desires to convert the same into shares of Common Stock shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series A Preferred Stock or Common Stock, and shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state therein the number of shares of Series A Preferred Stock being converted. Thereupon, the Corporation shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the certificate representing the shares of Series A Preferred Stock to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.
          (c) Adjustments for Stock Splits and Combinations. If the Corporation at any time or from time to time after the Original Issue Date (as defined below) effects a subdivision of the outstanding Common Stock, the Conversion Price then in effect immediately before the subdivision shall be proportionately decreased, and conversely, if the Corporation at any time or from time to time after the Original Issue Date combines the outstanding shares of Common Stock into a smaller number of shares, the Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this subsection A.4.(c) shall become effective at the close of business on the date the subdivision or combination becomes effective. “Original Issue Date” means the date on which shares of Series A Preferred Stock are originally issued under this Certificate of Designation.
          (d) Adjustments for Certain Dividends and Distributions. If the Corporation at any time or from time to time after the Original Issue Date makes or issues, or fixes a record date

2

for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price then in effect shall be adjusted as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, so that it will equal the price determined by multiplying the Conversion Price then in effect by a fraction (1) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date and (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this subsection A.4.(d) as of the time of actual payment of such dividends or distributions.
          (e) Adjustments for Dividends and Other Distributions. In the event the Corporation at any time or from time to time after the Original Issue Date makes or issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of Series A Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation which they would have received had their Series A Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section A.4 with respect to the rights of the holders of the Series A Preferred Stock.
          (f) Adjustment for Reclassification, Exchange and Substitution. In the event that, at any time or from time to time after the Original Issue Date, the Common Stock issuable upon the conversion of the Series A Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this Section A.4), then and in any such event each holder of Series A Preferred Stock shall have the right thereafter to convert such Series A Preferred Stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change, by holders of shares of Common Stock into which such shares of Series A Preferred Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein.
          (g) No Adjustment for Certain Issuances. Notwithstanding anything to the contrary herein, no adjustment will be made to the Conversion Price (1) for issuances of Common Stock upon conversion of shares of the Series A Preferred Stock; or (2) for issuances of Common Stock, options, warrants or other convertible securities as a dividend or distribution on the Series A Preferred Stock.

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          (h) Sale of Shares.
               (1) If at any time or from time to time after the Original Issue Date, the Corporation issues or sells, or is deemed by the express provisions of this subsection A.4.(h) to have issued or sold, Additional Shares of Common Stock (as hereinafter defined), other than as a dividend or other distribution on any class of stock as provided in subsection A.4.(d) above and other than upon a subdivision or combination of shares of Common Stock as provided in subsection A.4.(c) above, then and in each such event the Conversion Price then in effect shall be adjusted as of the time of such issuance or sale so that it will equal the price determined by multiplying the Conversion Price then in effect by a fraction (1) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or sale and (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or sale plus the number of shares of Common Stock issued or sold.
               (2) For the purpose of the adjustment required under this subsection A.4.(h), if the Corporation issues or sells any rights or options for the purchase of, or stock or other securities convertible or exchangeable, with or without consideration, into Additional Shares of Common Stock (such convertible or exchangeable stock or securities being hereinafter referred to as “Convertible Securities”), then in each case the Corporation shall be deemed to have issued at the time of the issuance of such rights or options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise or conversion thereof. No further adjustment of the Conversion Price, adjusted upon the issuance of such rights, options or Convertible Securities, shall be made as a result of the actual issuance of Additional Shares of Common Stock on the exercise of any such rights or options or the conversion of any such Convertible Securities.
               If any such rights or options, or the conversion or exchange privilege represented by any such Convertible Securities, shall expire without having been exercised, the Conversion Price adjusted upon the issuance of such rights, options or Convertible Securities shall be readjusted to the Conversion Price which would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such rights or options or rights of conversion or exchange of such Convertible Securities. Further, if any shares of Common Stock issuable upon the exercise or conversion of options or warrants that are issued and outstanding on the Original Issue Date shall no longer be issuable thereunder due to expiration, termination or otherwise, the Conversion Price shall be adjusted as of the time of such expiration so that it will equal the price determined by multiplying the Conversion Price then in effect by a fraction (1) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such expiration, plus the number of shares of Common Stock no longer exercisable pursuant to such option or warrant and (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such expiration.

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               (3) For the purpose of the adjustment required under this subsection A.4.(h), if the Corporation issues or sells any rights or options for the purchase of Convertible Securities, then in each such case the Corporation shall be deemed to have issued at the time of the issuance of such rights or options the maximum number of Additional Shares of Common Stock issuable upon conversion or exchange of the total amount of Convertible Securities covered by such rights or options. No further adjustment of the Conversion Price, adjusted upon the issuance of such rights or options, shall be made as a result of the actual issuance of the Convertible Securities upon the exercise of such rights or options or upon the actual issuance of Additional Shares of Common Stock upon the conversion of such Convertible Securities. The provisions of paragraph (2) above for the readjustment of the Conversion Price upon the expiration of rights or options or the rights of conversion or exchange of Convertible Securities shall apply mutatis mutandis to the rights, options and Convertible Securities referred to in this paragraph (3).
          (i) Notices of Record Date. In the event of (a) any taking by the Corporation of record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (b) any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation with or into any other corporation, or any transfer of all or substantially all of the assets of the Corporation to any other Person or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Series A Preferred Stock at least thirty (30) days prior to the record date specified therein, a notice specifying (1) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (2) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (3) the date, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.
          (j) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of Series A Preferred Stock. If more than one share of Series A Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series A Preferred Stock so surrendered. In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay cash equal to the product of such fraction multiplied by the Fair Market Value of one share of the Corporation’s Common Stock on the date of conversion.
          (k) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the

5

conversion of all then outstanding shares of the Series A Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.
          (l) Notices. All notices and other communications required by the provisions of this Section A.4 shall be in writing and shall be deemed to have been duly given if delivered personally, mailed by certified mail (return receipt requested) or sent by overnight delivery service, cable, telegram, facsimile transmission or telex to each holder of record at the address of such holder appearing on the books of the Corporation. Notice so given shall, in the case of notice so given by mail, be deemed to be given and received on the fourth calendar day after posting, in the case of overnight delivery service, on the date of actual delivery and, in the case of notice so given by cable, telegram, facsimile transmission, telex or personal delivery, on the date of actual transmission or, as the case may be, personal delivery.
          (m) Payment of Taxes. The Corporation will pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of shares of Series A Preferred Stock, including, without limitation, any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series A Preferred Stock so converted were registered.
          (n) No Dilution or Impairment. The Corporation shall not amend its Amended and Restated Articles of Incorporation or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, for the purpose of avoiding, or seeking to avoid, the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the conversion rights of the holders of the Series A Preferred Stock against dilution or other impairment.
     5. Voting. The holders of shares of Series A Preferred Stock shall be entitled to vote on all matters required or permitted to be voted upon by the stockholders of the Corporation and, except to the extent specifically provided herein, each holder shall be entitled to the number of votes equal to the largest number of full shares of Common Stock into which all shares of Series A Preferred Stock held by such holder could be converted, pursuant to the provisions of Section A.4, at the record date for the determination of the stockholders entitled to vote on such matters or, if no record date is established, at the date such vote is taken or any written consent of stockholders is first executed. Except as otherwise expressly provided herein or as required by law, the holders of Series A Preferred Stock shall vote together as a single class with the holders of Common Stock on all matters.

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B. GENERAL PROVISIONS
     1. Protective Provisions. In addition to any other vote or consent required herein or by law, unless the directors designated by the holders of the shares of the Series A Preferred Stock originally issued under the Purchase Agreement (as defined herein) control the Board of Directors of the Corporation with respect to all actions, for so long as any shares of the Series A Preferred Stock originally issued under the Purchase Agreement remain outstanding (subject to equitable adjustments for stock splits, stock dividends and the like with respect to the Series A Preferred Stock), except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Amended and Restated Articles of Incorporation, and in addition to any other vote required by law or by the Amended and Restated Articles of Incorporation, the Corporation shall not, and the Corporation shall cause its subsidiaries not to, as applicable, without the prior vote or written consent of the holders of at least 75% of the shares of the Series A Preferred Stock originally issued under the Purchase Agreement then outstanding:
     (a) amend the articles or bylaws in any manner that would alter or change any of the rights, preferences, privileges or restrictions of the Series A Preferred Stock or the shares issuable upon conversion of the Series A Preferred Stock;
     (b) reclassify any outstanding securities into securities having rights, preferences or privileges senior to, or on a parity with, the Series A Preferred Stock;
     (c) authorize or issue any additional shares of capital stock (other than to holders of the Series A Preferred Stock);
     (d) merge or consolidate with or into any corporation or other Person;
     (e) sell all or substantially all their respective assets in a single transaction or series of related transactions;
     (f) license all or substantially all of their respective intellectual property in a single transaction or series of related transactions;
     (g) liquidate or dissolve;
     (h) alter any rights of the holders of the Series A Preferred Stock or change the size of the Board of Directors;
     (i) declare or pay any dividends (other than dividends payable to the Corporation or its subsidiaries) on or declare or make any other distribution, directly or indirectly, on account of any shares of Common Stock now or hereafter outstanding;
     (j) repurchase any outstanding shares of capital stock (other than repurchases or redemptions of the Series A Preferred Stock in accordance with the terms hereof);

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     (k) approve or modify by 10% or more the aggregate amount of any annual or other operating or capital budget, or approve or modify by 50% or more any single line item of any such operating or capital budget;
     (l) increase the salary of any officer or employee or pay any bonus to any officer, director or employee not contemplated in a budget or bonus plan approved by directors designated by the holders of the shares of the Series A Preferred Stock originally issued under the Purchase Agreement then outstanding;
     (m) retain, terminate or enter into any salary or employment negotiations or employment agreement with any employee or any future employee;
     (n) incur indebtedness (other than trade payables) or enter into contracts or leases that require payments in excess of $5,000 in the aggregate;
     (o) make or incur any single capital expenditure;
     (p) award stock options, stock appreciation rights or similar employee benefits or determine vesting schedules, exercise prices or similar features;
     (q) make any material change in the nature of its business or enter into any new line of business, joint venture or similar arrangement;
     (r) pledge its assets or guarantee the obligations of any other individual or entity;
     (s) recommend approval of any new equity incentive plan;
     (t) form or acquire any subsidiary, joint venture or similar business entity; or
     (u) directly or indirectly enter into, or permit to exist, any material transaction with any affiliate of the Corporation, any director or officer or any affiliate of a director or officer, or transfer, pay, loan or otherwise obligate the Corporation to give cash, services, assets or other items of value to affiliates, officers or directors or any affiliate of a officer or director or commit to do any of the preceding after the date hereof, except for employee compensation or for reimbursement of ordinary business expenses.
     2. Board of Directors. For so long as any shares of the Series A Preferred Stock originally issued under the Purchase Agreement remain outstanding, the holders of a Majority-in-Interest of the shares of the Series A Preferred Stock originally issued under the Purchase Agreement then outstanding shall have the right to designate all the Persons to serve as directors on the Board of Directors of the Corporation and its subsidiaries. If the holders of the shares of the Series A Preferred Stock originally issued under the Purchase Agreement then outstanding choose not to designate any directors, the holders of a Majority-in-Interest of the shares of the Series A Preferred Stock originally issued under the Purchase Agreement then outstanding may appoint a designee to serve as an observer at all meetings of the Corporation’s or its subsidiaries’ Board of Directors and committees thereof, and such designee will be (a) entitled to all notices of

8

meetings of the Board of Directors and committees thereof and all instruments in which action is proposed to be taken by written consent in lieu of a meeting, each as and when provided to the directors, and (b) furnished with the materials furnished to the directors for such meetings or written consents in lieu of a meeting. Notwithstanding anything herein to the contrary, for so long as the Radical Holdings LP or its affiliates owns any of the shares of the Series A Preferred Stock then issued and outstanding, the directors or any committee of directors of the Corporation or its subsidiaries shall not hold a meeting or take any action by written consent, unless written notice thereof, which contains a reasonable description of the matters to be acted upon, is sent to the holders of the Series A Preferred Stock at least ten calendar days in advance of the action proposed to be taken.
     3. Definitions. As used herein with respect to the Series A Preferred Stock, the following terms have the following meanings:
“Additional Shares of Common Stock” means all shares of Common Stock issued after the Original Issue Date, in each event other than shares of Common Stock issued upon conversion of the Series A Preferred Stock.
“Common Stock” means the common stock of the Corporation, $0.001 par value per share.
“Fair Market Value” means (i) if the Common Stock is listed on a national securities exchange, the closing sale price per share on the principal exchange on which the Common Stock is listed as reported by such exchange, (ii) if the Common Stock is quoted in the National Market System, the closing sale price per share as reported by Nasdaq, (iii) if the Common Stock is traded in the over-the-counter market but not quoted in the National Market System, the average of the closing bid and asked quotations per share as reported by Nasdaq, or any other nationally accepted reporting medium if Nasdaq quotations shall be unavailable, or (iv) if none of the foregoing applies, the fair market value of such stock as reasonably determined in good faith by the Board of Directors of the Corporation.
“Junior Stock” means shares of Common Stock and any other class or series of capital stock of the Corporation that by its express terms provides that is ranks junior to the Series A Preferred Stock as to distribution of assets on liquidation, dissolution or winding up.
“Liquidation Event” means the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, and also includes (i) the acquisition of the Corporation by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) that results in the sale, disposition or other transfer of more than fifty percent (50%) of the outstanding voting power of the Corporation or (ii) a sale, exclusive license or other disposition of all or substantially all of the assets of the Corporation.
“Majority-in-Interest” means the holders of a majority of the Series A Preferred Stock.
“Parity Stock” means any class or series of capital stock of the Corporation ranking on a parity with the Series A Preferred Stock as to distribution of assets on liquidation, dissolution or winding up.

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“Person” means any individual, corporation, partnership, trust, joint venture, organization, association, government or agency or political subdivision thereof, or any other entity.
“Purchase Agreement” means that certain Securities Purchase Agreement, dated as of January 24, 2006, by and among the Corporation, Radical Holdings LP and the other parties thereto, as amended by that certain First Amendment to Securities Purchase Agreement, dated as of March 3, 2006.
“Senior Stock” any class or series of capital stock of the Corporation that by its express terms provides that it ranks senior to the Series A Preferred Stock as to distribution of assets on liquidation, dissolution or winding up.
“Stated Value” means a stated value per share equal to $0.683015632 with respect to the Series A Preferred Stock.
SIGNATURE PAGE FOLLOWS

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     IN WITNESS WHEREOF, Immediatek, Inc. has caused this Certificate of Designation, Rights and Preferences of Series A Convertible Preferred Stock to be signed by its President, on this ___day of___2006, and such person hereby affirms under penalty of perjury that this Certificate of Designation, Rights and Preferences of Series A Convertible Preferred Stock is the act and deed of Immediatek, Inc. and that the facts stated herein are true and correct.

IMMEDIATEK, INC.

By:

Name: Zach Bair
Title: President

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Exhibit B
FORM OF AMENDED AND RESTATED ARTICLES
(ATTACHED TO THE 14C AS ANNEX B HEREIN)

Annex B
AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
IMMEDIATEK, INC.
     That the undersigned for the purpose of forming a corporation under and by virtue of the laws of the State of Nevada, do hereby adopt the following Amended and Restated Articles of Incorporation.
ARTICLE I
The name of the corporation shall be Immediatek, Inc.
ARTICLE II
     The incorporators:
Zach Bair, 10488 Brockwood Road, Dallas, Texas, 75238
Paul Marin, 10488 Brockwood Road, Dallas, Texas, 75238
ARTICLE III
     The purpose for which this corporation is organized is the transaction of any and all lawful business.
ARTICLE IV
     There are no limitations on the powers of the corporation.
ARTICLE V
     Section 5.01 Authorization and Characteristics of Shares The corporation shall have authority to issue five hundred million (500,000,000) shares of common stock at a par value of $0.001 per share; and five million (5,000,000) shares of preferred stock at a par value of $0.001 per share. The preferred stock may be issued, from time to time, in one or more series, as authorized by the Board of Directors. The Board of Directors, by resolution, shall designate that series to distinguish it from other series and classes of stock of the corporation, shall specify the number of shares to be included in the series, and shall fix the terms, rights, restrictions, and qualifications of, the shares of the series, including any preferences, voting power, dividend rights and redemption, sinking fund and conversion rights. The relative powers, preferences and rights of each series of preferred stock in relation to the powers, preferences and rights of each other series of preferred stock shall be as fixed, from time to time, by the Board of Directors in the resolution or resolutions authorizing the issuance of each series adopted by the Board of Directors.

     Except as otherwise required by law, these Amended and Restated Articles of Incorporation or the provisions of any resolutions adopted by the Board of Directors authorizing the issuance of preferred stock, each holder of shares of common stock shall be entitled to one vote in respect of each share of common stock held in his name on the books of the corporation on each matter voted upon by the stockholders. Cumulative voting of shares is expressly prohibited.
     Section 5.02 Reverse Split of Outstanding Stock Each one (1) share of common stock of the corporation, par value $0.001 per share, either issued and outstanding or held by the corporation in treasury, immediately prior to the time of the filing and recording of these Amended and Restated Articles of Incorporation (“Articles”) in the Office of the Secretary of State of the State of Nevada, shall, upon the filing and recording of the Articles in the Office of the Secretary of State of the State of Nevada, thereby and thereupon automatically be reclassified and changed, without any further action, into one-one hundredth (1/100th) of a validly issued, fully paid and nonassessable share of common stock of the corporation, par value $0.001 per share. Further, each one (1) share of common stock of the corporation, par value $0.001 per share, issuable upon the exercise or conversion of any and every option, warrant or other right outstanding immediately prior to the time of the filing and recording of the Articles in the Office of the Secretary of State of the State of Nevada, shall, upon the filing and recording of the Articles in the Office of the Secretary of State of the State of Nevada, thereby and thereupon automatically be reclassified and adjusted, without any further action, into one-one hundredth (1/100th) of a share of common stock of the corporation, par value $0.001 per share, and the exercise or conversion price of such right, option or warrant shall, upon the filing and recording of the Articles in the Office of the Secretary of State of the State of Nevada, thereby and thereupon automatically be proportionately adjusted, without any further action, by multiplying the exercise or conversion price then in effect by one hundred (100), all in accordance with, and upon, the terms of such right, option or warrant. The corporation shall not issue any fractional shares with respect to the combination. To the extent that a shareholder holds a fractional share of common stock after giving effect to the combination provided for in this Section 5.02, such shareholder shall receive one whole share of common stock in lieu of such fractional share.
ARTICLE VI
     The holders of the capital stock of the corporation shall not have any preemptive rights.

ARTICLE VII
     The corporation shall be managed by a Board of Directors whose number, duties and responsibilities are set forth in Bylaws adopted by the corporation. The names and addresses of the persons who currently serve as Directors are as follows:
Zach Bair, 10488 Brockwood Road, Dallas, Texas, 75238
Paul Marin, 10488 Brockwood Road, Dallas, Texas, 75238
ARTICLE VII
     The name and address of the Resident Agent is:
Nevada Corporate Headquarters
101 Convention Center Drive, Suite 700
Las Vegas, NV 89109
ARTICLE IX
     The Board of Directors of the corporation may, from time to time, distribute on a pro-rata basis to the shareholders of the corporation out of the capital surplus of the corporation, a portion of the corporation’s assets, in cash or property.
ARTICLE X
     The corporation shall indemnify the directors and officers of the corporation from any and all liability to the fullest extent permitted by law.
     These Amended and Restated Articles of Incorporation have been duly adopted in accordance with general corporation law of the State of Nevada.
     The number of shares of the corporation outstanding that were entitled to vote on an amendment to the Articles of Incorporation was: 32,394,655; that said changes and amendments have been consented to and approved by the stockholders holding at least a majority of each class of voting stock outstanding and entitled to vote thereon.
     The number of shares that consent to such amendments was 16,556,712 (51.1%) and the number that voted against was 0 (0%).

     The undersigned has signed these Amended and Restated Articles of Incorporation on                                         , 2006.

Signed:

Zach Bair
Chief Executive Officer & President

ANNEX C
Filed #18721-1998
August 6, 1998
In the office of Dean Heller
Dean Heller Secretary of State
ARTICLES OF INCORPORATION
OF
BARRINGTON LABORATORIES, INC.

KNOW ALL MEN BY THESE PRESENTS:
     That the undersigned, for the purpose of forming a corporation under and by virtue of the laws of the State of Nevada, do hereby adopt the following Articles of Incorporation.
ARTICLE I
     The name of the corporation shall be BARRINGTON LABORATORIES, INC., a Nevada corporation.
ARTICLE II
     The principal placed of business of the corporation shall be in the County of Clark and in the State of Nevada, but the Board of Directors shall designate other places, either within or without the State of Nevada, where other offices may be established and maintained and where corporate business may be transacted.
ARTICLE III
     The name and address of the incorporator is as follows:

T. J. Jesky
1801 E. Tropicana, Suite 9
Las Vegas, NV 89119
ARTICLE IV
     The purpose for which this corporation is organized is the transaction of any and all lawful business for which corporation may be incorporated under the laws of the State Nevada, as they may be amended from time to time, and specifically, but not in limitation thereof, for the purpose of developing and marketing generic pharmaceutical products.
ARTICLE V
     There are no limitations of the powers of the corporation.
ARTICLE VI
     The corporation shall have authority to issue twenty million shares of Common Stock at par value of $0.001 per share; and five million shares of Preferred Stock at a par value of $0.001.
ARTICLE VII
     The holders of the Common Stock shall have preemptive rights as to the stock then and thereafter authorized to be issued, including Treasury Stock.
ARTICLE VIII
     The corporation shall be managed by a Board of Directors whose duties and responsibilities are set forth in By-Laws to be adopted by the corporation. The corporation shall have not less than one, nor more than seven, Directors. The initial Board of Directors shall consist of T. J. Jesky and Skyelan Rose, whose addresses are as follows:

T. J. Jesky
1801 Tropicana, Suite 9
Las Vegas, NV 89119

Skyelan Rose
7110 W. Indianola
Phoenix, AZ 85033
ARTICLE IX
     The name and address of the initial Statutory Agent of the corporation is:

T. J. Jesky
1801 Tropicana, Suite 9
Las Vegas, NV 89119
ARTICLE X
     The Board of Directors of the corporation may from time to time distribute on a pro-rata basis to its shareholders out of the capital surplus of the corporation, a portion of its assets, in cash or property.
ARTICLE XI
     The corporation shall indemnify any person who incurs expenses by reason of the fact that he or she is or was an officer, director, employee of agent of the corporation. This indemnification shall be mandatory on all circumstances in which indemnification is permitted by law.
ARTICLE XII
The corporation shall indemnify its directors and officers of the corporation from personal liability for lawful acts of the corporation as permitted by law.
     IN WITNESS WHEREOF, we have hereunto set our hands and seals on this 3rd day of August, 1998.
/s/ T. J. Jesky
T. J. Jesky
Incorporator

STATE OF NEVADA	)
	)	ss.
County of Clark	)
     The foregoing instrument was acknowledged before me this 3 day of August, 1998.
My Commission Expires: January 14, 2002
/s/ Matthew J. Blevins
Matthew J. Blevins
Notary Public
Certificate of Acceptance of Appointment of Resident (Statutory) Agent:
     I, T. J. Jesky, hereby accept appointment as Resident Agent for the above named corporation.
/s/ T. J. Jesky
T. J. Jesky
Signature of Resident Agent